===================================================================== ===================================================================== CREDIT AND SECURITY AGREEMENT among BANDWIDTH INC. as Borrower THE LENDERS NAMED HEREIN as Lenders and KEYBANK NATIONAL ASSOCIATION as Administrative Agent, Swing Line Lender and Issuing Lender KEYBANC CAPITAL MARKETS INC. as Sole Lead Arranger and Sole Book Runner _____________________ dated as of November 4, 2016, as amended and restated as of March 1, 2019 _____________________ ===================================================================== =====================================================================

TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS ......................................................................................................... 2 Section 1.1. Definitions ............................................................................................................. 2 Section 1.2. Accounting Terms ............................................................................................... 31 Section 1.3. Terms Generally .................................................................................................. 31 ARTICLE II. AMOUNT AND TERMS OF CREDIT ................................................................ 31 Section 2.1. Amount and Nature of Credit .............................................................................. 31 Section 2.2. Revolving Credit Commitment ........................................................................... 32 Section 2.3. Term Loan Commitment ..................................................................................... 38 Section 2.4. Interest ................................................................................................................. 38 Section 2.5. Evidence of Indebtedness .................................................................................... 39 Section 2.6. Notice of Loans and Credit Events; Funding of Loans ....................................... 40 Section 2.7. Payment on Loans and Other Obligations ........................................................... 41 Section 2.8. Prepayment .......................................................................................................... 43 Section 2.9. Commitment and Other Fees ............................................................................... 44 Section 2.10. Modifications to Commitment .......................................................................... 44 Section 2.11. Computation of Interest and Fees ...................................................................... 46 Section 2.12. Mandatory Payments ......................................................................................... 46 Section 2.13. Swap Obligations Keepwell Provision .............................................................. 49 ARTICLE III. ADDITIONAL PROVISIONS RELATING TO EURODOLLAR LOANS; INCREASED CAPITAL; TAXES ............................................................................................... 49 Section 3.1. Requirements of Law .......................................................................................... 49 Section 3.2. Taxes ................................................................................................................... 51 Section 3.3. Funding Losses .................................................................................................... 54 Section 3.4. Change of Lending Office ................................................................................... 55 Section 3.5. Eurodollar Rate Lending Unlawful; Inability to Determine Rate ....................... 55 Section 3.6. Replacement of Lenders ...................................................................................... 56 Section 3.7. Discretion of Lenders as to Manner of Funding.................................................. 56 ARTICLE IV. CONDITIONS PRECEDENT ............................................................................. 57 Section 4.1. Conditions to Each Credit Event ......................................................................... 57 Section 4.2. Deliveries Made in Connection with the Original Credit Agreement ................. 57 Section 4.3. Conditions to Restatement ................................................................................... 59 Section 4.4. Post-Closing Conditions ...................................................................................... 60 ARTICLE V. COVENANTS....................................................................................................... 60 Section 5.1. Insurance ............................................................................................................. 61 Section 5.2. Money Obligations .............................................................................................. 61 Section 5.3. Financial Statements and Information ................................................................. 61 Section 5.4. Financial Records ................................................................................................ 62 Section 5.5. Franchises; Change in Business .......................................................................... 63 Section 5.6. ERISA Pension and Benefit Plan Compliance .................................................... 63 Section 5.7. Financial Covenants ............................................................................................ 63 Section 5.8. Borrowing ............................................................................................................ 64 Section 5.9. Liens .................................................................................................................... 65 Section 5.10. Regulations T, U and X ..................................................................................... 66 i

TABLE OF CONTENTS Page Section 5.11. Investments, Loans and Guaranties ................................................................... 66 Section 5.12. Merger and Sale of Assets ................................................................................. 68 Section 5.13. Acquisitions ....................................................................................................... 68 Section 5.14. Notice ................................................................................................................ 69 Section 5.15. Restricted Payments .......................................................................................... 69 Section 5.16. Environmental Compliance ............................................................................... 70 Section 5.17. Affiliate Transactions ........................................................................................ 70 Section 5.18. Use of Proceeds ................................................................................................. 71 Section 5.19. Corporate Names and Locations of Collateral .................................................. 71 Section 5.20. Subsidiary Guaranties, Security Documents and Pledge of Stock or Other Ownership Interest ........................................................................................... 71 Section 5.21. Collateral ........................................................................................................... 73 Section 5.22. Property Acquired Subsequent to the Closing Date and Right to Take Additional Collateral ........................................................................................ 75 Section 5.23. Restrictive Agreements ..................................................................................... 75 Section 5.24. Other Covenants and Provisions ...................................................................... 76 Section 5.25. FCC Approval ................................................................................................... 76 Section 5.26. Amendment of Organizational Documents ....................................................... 76 Section 5.27. Fiscal Year of the Borrower .............................................................................. 76 Section 5.28. Banking Relationship ........................................................................................ 76 Section 5.29. Further Assurances ............................................................................................ 76 ARTICLE VI. REPRESENTATIONS AND WARRANTIES ................................................... 77 Section 6.1. Corporate Existence; Subsidiaries; Foreign Qualification .................................. 77 Section 6.2. Corporate Authority ............................................................................................ 77 Section 6.3. Compliance with Laws and Contracts ................................................................. 77 Section 6.4. Litigation and Administrative Proceedings ......................................................... 78 Section 6.5. Title to Assets ...................................................................................................... 78 Section 6.6. Liens and Security Interests ................................................................................ 78 Section 6.7. Tax Returns ......................................................................................................... 79 Section 6.8. Environmental Laws ............................................................................................ 79 Section 6.9. Locations ............................................................................................................. 79 Section 6.10. Continued Business ........................................................................................... 80 Section 6.11. Employee Benefits Plans ................................................................................... 80 Section 6.12. Consents or Approvals ...................................................................................... 80 Section 6.13. Solvency ............................................................................................................ 81 Section 6.14. Financial Statements .......................................................................................... 81 Section 6.15. Regulations ........................................................................................................ 81 Section 6.16. Material Agreements ......................................................................................... 81 Section 6.17. Intellectual Property .......................................................................................... 82 Section 6.18. Insurance ........................................................................................................... 82 Section 6.19. Deposit Accounts and Securities Accounts ....................................................... 82 Section 6.20. Accurate and Complete Statements ................................................................... 82 Section 6.21. Investment Company; Other Restrictions ......................................................... 82 Section 6.22. Defaults ............................................................................................................. 82 ii

TABLE OF CONTENTS Page ARTICLE VII. SECURITY.......................................................................................................... 82 Section 7.1. Security Interest in Collateral .............................................................................. 82 Section 7.2. Collections and Receipt of Proceeds by Borrower .............................................. 83 Section 7.3. Collections and Receipt of Proceeds by Administrative Agent .......................... 84 Section 7.4. Administrative Agent’s Authority Under Pledged Notes .................................... 85 Section 7.5. Commercial Tort Claims ..................................................................................... 86 Section 7.6. Use of Inventory and Equipment ......................................................................... 86 ARTICLE VIII. EVENTS OF DEFAULT .................................................................................. 86 Section 8.1. Payments ............................................................................................................. 86 Section 8.2. Special Covenants ............................................................................................... 86 Section 8.3. Other Covenants .................................................................................................. 86 Section 8.4. Representations and Warranties .......................................................................... 87 Section 8.5. Cross Default ....................................................................................................... 87 Section 8.6. ERISA Default .................................................................................................... 87 Section 8.7. Change in Control ............................................................................................... 87 Section 8.8. Judgments ............................................................................................................ 87 Section 8.9. Security ................................................................................................................ 88 Section 8.10. Validity of Loan Documents ............................................................................. 88 Section 8.11. Solvency ............................................................................................................ 88 ARTICLE IX. REMEDIES UPON DEFAULT .......................................................................... 89 Section 9.1. Optional Defaults ................................................................................................ 89 Section 9.2. Automatic Defaults .............................................................................................. 89 Section 9.3. Letters of Credit ................................................................................................... 89 Section 9.4. Offsets ................................................................................................................. 90 Section 9.5. Equalization Provisions ....................................................................................... 90 Section 9.6. Collateral ............................................................................................................. 92 Section 9.7. Other Remedies ................................................................................................... 92 Section 9.8. Application of Proceeds ...................................................................................... 93 ARTICLE X. THE ADMINISTRATIVE AGENT ..................................................................... 94 Section 10.1. Appointment and Authorization ........................................................................ 94 Section 10.2. Note Holders ...................................................................................................... 95 Section 10.3. Consultation With Counsel ............................................................................... 95 Section 10.4. Documents ......................................................................................................... 95 Section 10.5. Administrative Agent and Affiliates ................................................................. 96 Section 10.6. Knowledge or Notice of Default ....................................................................... 96 Section 10.7. Action by Administrative Agent ....................................................................... 96 Section 10.8. Release of Collateral or Guarantor of Payment ................................................. 96 Section 10.9. Delegation of Duties .......................................................................................... 97 Section 10.10. Indemnification of Administrative Agent ....................................................... 97 Section 10.11. Successor Administrative Agent ..................................................................... 97 Section 10.12. Issuing Lender ................................................................................................. 98 Section 10.13. Swing Line Lender .......................................................................................... 98 Section 10.14. Administrative Agent May File Proofs of Claim ............................................ 98 Section 10.15. No Reliance on Administrative Agent’s Customer Identification Program .... 99 iii

TABLE OF CONTENTS Page Section 10.16. Other Agents .................................................................................................... 99 ARTICLE XI. MISCELLANEOUS ............................................................................................ 99 Section 11.1. Lenders’ Independent Investigation .................................................................. 99 Section 11.2. No Waiver; Cumulative Remedies .................................................................. 100 Section 11.3. Amendments, Waivers and Consents .............................................................. 100 Section 11.4. Notices ............................................................................................................. 102 Section 11.5. Costs, Expenses and Documentary Taxes ....................................................... 102 Section 11.6. Indemnification ............................................................................................... 102 Section 11.7. Obligations Several; No Fiduciary Obligations .............................................. 103 Section 11.8. Execution in Counterparts ............................................................................... 103 Section 11.9. Binding Effect; Borrower’s Assignment ......................................................... 103 Section 11.10. Lender Assignments ...................................................................................... 103 Section 11.11. Sale of Participations ..................................................................................... 105 Section 11.12. Replacement of Affected Lenders ................................................................. 106 Section 11.13. Patriot Act Notice .......................................................................................... 107 Section 11.14. Severability of Provisions; Captions; Attachments ....................................... 107 Section 11.15. Investment Purpose ....................................................................................... 107 Section 11.16. Entire Agreement .......................................................................................... 107 Section 11.17. Confidentiality ............................................................................................... 108 Section 11.18. Limitations on Liability of the Issuing Lender .............................................. 108 Section 11.19. General Limitation of Liability ..................................................................... 109 Section 11.20. No Duty ......................................................................................................... 109 Section 11.21. Legal Representation of Parties ..................................................................... 109 Section 11.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions ... 109 Section 11.23. Governing Law; Submission to Jurisdiction ................................................. 110 Jury Trial Waiver ............................................................................................... Signature page 1 Exhibit A Form of Revolving Credit Note Exhibit B Form of Swing Line Note Exhibit C Form of Term Note Exhibit D Form of Notice of Loan Exhibit E Form of Compliance Certificate Exhibit F Form of Assignment and Acceptance Agreement Exhibit G-1 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit G-2 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit G-3 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit G-4 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) iv

TABLE OF CONTENTS Page Schedule 1 Commitments of Lenders Schedule 2 Guarantors of Payment Schedule 3 Pledged Securities Schedule 5.8 Indebtedness Schedule 5.9 Liens Schedule 6.1 Corporate Existence; Subsidiaries; Foreign Qualification Schedule 6.4 Litigation and Administrative Proceedings Schedule 6.9 Locations Schedule 6.11 Employee Benefits Plans Schedule 6.12 Consents or Approvals Schedule 6.16 Material Agreements Schedule 6.17 Intellectual Property Schedule 6.18 Insurance Schedule 6.19 Deposit Accounts and Securities Accounts Schedule 7.4 Pledged Notes Schedule 7.5 Commercial Tort Claims v

This CREDIT AND SECURITY AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this “Agreement”) is dated November 4, 2016, as amended and restated the 1st day of March, 2019 among: (a) BANDWIDTH INC. (f/k/a Bandwidth.com, Inc.), a Delaware corporation (the “Borrower”); (b) the lenders listed on Schedule 1 hereto and each other Eligible Transferee, as hereinafter defined, that from time to time becomes a party hereto pursuant to Section 2.10(b) or 11.10 hereof (collectively, the “Lenders” and, individually, each a “Lender”); and (c) KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under this Agreement (the “Administrative Agent”), the Swing Line Lender and the Issuing Lender. WITNESSETH: WHEREAS, the Borrower, the Administrative Agent and the lenders named therein entered into that certain Credit and Security Agreement, dated as of November 4, 2016 (the “Original Credit Agreement”); WHEREAS, this Agreement amends and restates in its entirety the Original Credit Agreement and, upon the effectiveness of this Agreement, the terms and provisions of the Original Credit Agreement shall be superseded hereby. All references to “Credit Agreement” contained in the Loan Documents, delivered in connection with the Original Credit Agreement, shall be deemed to refer to this Agreement. In connection with the amendment and restatement of the Original Credit Agreement by this Agreement, at the request of the Borrower pursuant to Section 2.10 hereof, on the Restatement Date, the Revolving Credit Commitment (as in effect immediately prior to this Agreement) shall be reduced to zero dollars ($0.00), and immediately thereafter, effective upon the execution of this Agreement, the Revolving Credit Commitment shall be increased to Twenty-Five Million Dollars ($25,000,000). All Obligations, as defined in the Original Credit Agreement, and the guaranties of payment thereof, shall in all other respects be continuing, and this Agreement shall not be deemed to evidence or result in a novation or repayment and re-borrowing of such Obligations. In furtherance of and, without limiting the foregoing, from and after the date hereof and except as expressly specified herein, the terms, conditions, and covenants governing the obligations outstanding under the Original Credit Agreement shall be solely as set forth in this Agreement, which shall supersede the Original Credit Agreement in its entirety; WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to contract for the establishment of credits in the aggregate principal amounts hereinafter set forth, to be made available to the Borrower upon the terms and subject to the conditions hereinafter set forth;

WHEREAS, it is the intent of the Borrower, the Administrative Agent and the Lenders that the provisions of this Agreement be effective commencing on the Restatement Date; and NOW, THEREFORE, it is mutually agreed as follows: ARTICLE I. DEFINITIONS Section 1.1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below: “Account” means an account, as that term is defined in the U.C.C. “Account Debtor” means an account debtor, as that term is defined in the U.C.C., or any other Person obligated to pay all or any part of an Account in any manner and includes (without limitation) any Guarantor thereof. “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of any Person (other than a Company), or any business or division of any Person (other than a Company), (b) the acquisition of in excess of fifty percent (50%) of the outstanding capital stock (or other equity interest) of any Person (other than a Company), or (c) the acquisition of another Person (other than a Company) by a merger, amalgamation or consolidation or any other combination with such Person. “Additional Commitment” means that term as defined in Section 2.10(b)(i) hereof. “Additional Lender” means an Eligible Transferee that shall become a Lender during the Commitment Increase Period pursuant to Section 2.10(b) hereof. “Additional Lender Assumption Agreement” means an additional lender assumption agreement, in form and substance satisfactory to the Administrative Agent, wherein an Additional Lender shall become a Lender. “Additional Lender Assumption Effective Date” means that term as defined in Section 2.10(b)(ii) hereof. “Additional Term Loan Facility” means that term as defined in Section 2.10(b)(i) hereof. “Additional Term Loan Facility Amendment” means that term as defined in Section 2.10(c)(ii) hereof. “Administrative Agent” means that term as defined in the first paragraph of this Agreement. 2

“Administrative Agent Fee Letter” means the Fee Letter between the Borrower, the Administrative Agent and KeyBanc Capital Markets Inc., dated as of March 1, 2019. “Advantage” means any payment (whether made voluntarily or involuntarily, by offset of any deposit or other indebtedness or otherwise) received by any Lender (a) prior to an Equalization Event, in respect of the Applicable Debt, if such payment results in that Lender having less than its pro rata share (based upon its Applicable Commitment Percentage) of the Applicable Debt then outstanding, and (b) on and after an Equalization Event, in respect of the Obligations, if such payment results in that Lender having less than its pro rata share (based upon its Equalization Percentage) of the Obligations then outstanding. “Affected Lender” means a Defaulting Lender or an Insolvent Lender. “Affiliate” means any Person, directly or indirectly, controlling, controlled by or under common control with a Company and “control” (including the correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) means the power, directly or indirectly, to direct or cause the direction of the management and policies of a Company, whether through the ownership of voting securities, by contract or otherwise. “Aggregate Increase Amount” means that term as defined in Section 2.10(b)(i) hereof. “Agreement” means that term as defined in the first paragraph of this agreement. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Companies from time to time concerning or relating to bribery or corruption (including, without limitation, the Foreign Corrupt Practices Act of 1977 (FCPA) (15 U.S.C. § 78dd-1, et seq.), as amended, and the rules and regulations thereunder). “Applicable Commitment Fee Rate” means twenty-five (25.00) basis points. “Applicable Commitment Percentage” means, for each Lender: (a) with respect to the Revolving Credit Commitment, the percentage, if any, set forth opposite such Lender’s name under the column headed “Revolving Credit Commitment Percentage”, as set forth on Schedule 1 hereto, subject to assignments of interests pursuant to Section 11.10 hereof, reductions pursuant to Section 2.10(a) hereof and increases pursuant to Section 2.10(b) hereof; and (b) with respect to the Term Loan Commitment (or the Term Loan if the Term Loan Commitment is no longer in effect), the percentage, if any, set forth opposite such Lender’s name under the column headed “Term Loan Commitment Percentage”, as set forth on Schedule 1 hereto, subject to assignments of interests pursuant to Section 11.10 hereof. 3

“Applicable Debt” means: (a) with respect to the Revolving Credit Commitment, collectively, (i) all Indebtedness incurred by the Borrower to the Revolving Lenders pursuant to this Agreement and the other Loan Documents, and includes, without limitation, the principal of and interest on all Revolving Loans and all Swing Loans and all obligations with respect to Letters of Credit, (ii) each extension, renewal or refinancing of the foregoing, in whole or in part, (iii) the commitment and other fees and amounts payable hereunder in connection with the Revolving Credit Commitment, and (iv) all Related Expenses incurred in connection with the foregoing; and (b) with respect to the Term Loan Commitment, collectively, (i) all Indebtedness incurred by the Borrower to the Term Lenders pursuant to this Agreement and the other Loan Documents, and includes, without limitation, the principal of and interest on the Term Loan, (ii) each extension, renewal or refinancing of the foregoing in whole or in part, (iii) all fees and other amounts payable hereunder in connection with the Term Loan Commitment, and (iv) all Related Expenses incurred in connection with the foregoing. “Applicable Margin” means two hundred twenty-five (225.00) basis points for Eurodollar Loans and one hundred twenty-five (125.00) basis points for Base Rate Loans. “Assignment Agreement” means an Assignment and Acceptance Agreement in the form of the attached Exhibit F. “Authorized Officer” means a Financial Officer or other individual authorized by a Financial Officer in writing (with a copy to the Administrative Agent) to handle certain administrative matters in connection with this Agreement. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule. “Bailee’s Waiver” means a bailee’s waiver, in form and substance reasonably satisfactory to the Administrative Agent, delivered by a Credit Party in connection with this Agreement, as such waiver may from time to time be amended, restated or otherwise modified. “Bank Product Agreements” means those certain cash management services and other agreements entered into from time to time between a Company and the Administrative Agent or a Lender (or an affiliate of a Lender) in connection with any of the Bank Products. 4

“Bank Product Obligations” means all obligations, liabilities, contingent reimbursement obligations, fees and expenses owing by a Company to the Administrative Agent or any Lender (or an affiliate of a Lender) pursuant to or evidenced by the Bank Product Agreements. “Bank Products” means a service or facility extended to a Company by the Administrative Agent or any Lender (or an affiliate of a Lender) for (a) credit cards and credit card processing services, (b) debit cards, purchase cards and stored value cards, (c) ACH transactions, and (d) cash management, including controlled disbursement, accounts or services. “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now or hereafter in effect, or any successor thereto, as hereafter amended. “Base Rate” means, for any day, a rate per annum equal to the highest of (a) the Prime Rate, (b) one-half of one percent (0.50%) in excess of the Federal Funds Effective Rate, and (c) one percent (1%) in excess of the London interbank offered rate for loans in Eurodollars for a period of one month (or, if such day is not a Business Day, such rate as calculated on the most recent Business Day). Any change in the Base Rate shall be effective immediately from and after such change in the Base Rate. Notwithstanding the foregoing, if at any time the Base Rate as determined above is less than zero, it shall be deemed to be zero for purposes of this Agreement. “Base Rate Loan” means a Revolving Loan described in Section 2.2(a) hereof, or a portion of the Term Loan described in Section 2.3 hereof, that shall be denominated in Dollars and on which the Borrower shall pay interest at the Derived Base Rate. “Borrower” means that term as defined in the first paragraph of this Agreement. “Business Day” means a day that is not a Saturday, a Sunday or another day of the year on which national banks are authorized or required to close in Cleveland, Ohio, and, in addition, if the applicable Business Day relates to a Eurodollar Loan, is a day of the year on which dealings in Dollar deposits are carried on in the London interbank Eurodollar market. “Capital Distribution” means a payment made, liability incurred or other consideration given by a Company to any Person that is not a Company, (a) for the purchase, acquisition, redemption, repurchase, payment or retirement of any capital stock or other equity interest of such Company, or (b) as a dividend, return of capital or other distribution (other than any stock dividend, stock split, restricted stock award under any such Company’s equity compensation plans, stock distribution in connection with an Acquisition permitted by Section 5.13 hereof, or other equity distribution, in each case payable only in capital stock or other equity of such Company) in respect of such Company’s capital stock or other equity interest. “Capitalized Lease Obligations” means obligations of the Companies for the payment of rent for any real or personal property under leases or agreements to lease that, in accordance with GAAP, have been or should be capitalized on the books of the lessee and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP. Notwithstanding the foregoing, any lease which is required to be 5 characterized as an operating lease under GAAP as in effect on the Closing Date shall continue to be treated as an operating lease for all purposes of this Agreement after the Closing Date despite any changes in GAAP occurring after the Closing Date, and any such lease payments shall not be considered Capitalized Lease Obligations hereunder. “Cash Collateral Account” means a commercial Deposit Account designated as a “cash collateral account” and maintained by one or more Credit Parties with the Administrative Agent, without liability by the Administrative Agent or the Lenders to pay interest thereon, from which account the Administrative Agent, on behalf of the Lenders, shall have the exclusive right to withdraw funds until all of the Secured Obligations are paid in full. “Cash Equivalent” means cash equivalent as determined in accordance with GAAP. “Cash Security” means all cash, instruments, Deposit Accounts, Securities Accounts and cash equivalents, in each case whether matured or unmatured, whether collected or in the process of collection, upon which a Credit Party presently has or may hereafter have any claim or interest, wherever located, including but not limited to any of the foregoing that are presently or may hereafter be existing or maintained with, issued by, drawn upon by, or in the possession of the Administrative Agent or any Lender. “CFC” means a Controlled Foreign Corporation, as such term is defined in Section 957 of the Code. “Change in Control” means: (a) the acquisition of, or, if earlier, the shareholder or director approval of the acquisition of, ownership or voting control, directly or indirectly, beneficially (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act) or of record, on or after the Closing Date, by any Person or group (within the meaning of Sections 13d and 14d of the Exchange Act), of shares representing more than thirty-five percent (35%) of the aggregate ordinary Voting Power represented by the issued and outstanding equity interests of the Borrower; provided that, for clarification purposes, no such acquisition will be deemed to have occurred if David A. Morken holds shares representing more than thirty-five percent (35%) of the aggregate ordinary Voting Power represented by the issued and outstanding equity interests of the Borrower due to the conversion of shares of the Borrower’s Class B common stock to the Borrower’s Class A common stock held by shareholders other than David A. Morken from time to time; (b) if, at any time during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors of the Borrower cease to be composed of individuals (i) who were members of that board of directors on the first day of such period, (ii) whose election or nomination to that board of directors was approved by individuals referred to in subpart (i) above that constituted, at the time of such election or nomination, at least a majority of that board of directors, or (iii) whose election or nomination to that board of directors was approved by individuals referred to in subparts 6

(i) and (ii) above that constituted, at the time of such election or nomination, at least a majority of that board of directors; (c) if the Borrower shall cease to directly own one hundred percent (100%) of the aggregate ordinary Voting Power represented by the issued and outstanding equity interests of each Guarantor of Payment, except in the case of any disposition or sale of any Guarantor of Payment to the extent otherwise expressly permitted pursuant to the terms of this Agreement; or (d) the occurrence of a change in control, or other term of similar import used therein, as defined in any Material Indebtedness Agreement. “Closing Date” means November 4, 2016. “Code” means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder. “Collateral” means (a) all of the Borrower’s existing and future (i) personal property, (ii) Accounts, Investment Property, instruments, contract rights, chattel paper, documents, supporting obligations, letter-of-credit rights, Pledged Securities, Pledged Notes (if any), Commercial Tort Claims, General Intangibles, Inventory and Equipment, (iii) funds now or hereafter on deposit in the Cash Collateral Account, if any, and (iv) Cash Security; and (b) Proceeds and products of any of the foregoing; provided that Collateral shall not include Excluded Property. “Commercial Tort Claim” means a commercial tort claim, as that term is defined in the U.C.C. (Schedule 7.5 hereto lists all Commercial Tort Claims of the Credit Parties in existence as of the Closing Date.) “Commitment” means the obligation hereunder of the Lenders, during the Commitment Period, to make Loans and to participate in Swing Loans and the issuance of Letters of Credit pursuant to the Revolving Credit Commitment and the Term Loan Commitment, up to the Total Commitment Amount. “Commitment Increase Period” means the period from the Closing Date to the date that is six months prior to the last day of the Commitment Period. “Commitment Period” means the period from the Closing Date to the earlier of (a) March 1, 2022, or (b) such earlier date on which the Commitment shall have been terminated pursuant to Article IX hereof. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, together with the rules and regulations promulgated thereunder. “Companies” means the Borrower and all Subsidiaries. 7

“Company” means the Borrower or a Subsidiary. “Compliance Certificate” means a Compliance Certificate in the form of the attached Exhibit E. “Confidential Information” means all confidential or proprietary information about the Companies that has been furnished by any Company to the Administrative Agent or any Lender, whether furnished before or after the Closing Date and regardless of the manner in which it is furnished, but does not include any such information that (a) is or becomes generally available to the public other than as a result of a disclosure by the Administrative Agent or such Lender not permitted by this Agreement, (b) was available to the Administrative Agent or such Lender on a nonconfidential basis prior to its disclosure to the Administrative Agent or such Lender, or (c) becomes available to the Administrative Agent or such Lender on a nonconfidential basis from a Person other than any Company that is not, to the knowledge of the Administrative Agent or such Lender, acting in violation of a confidentiality agreement with a Company or is not otherwise prohibited from disclosing the information to the Administrative Agent or such Lender. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consideration” means, in connection with an Acquisition, the aggregate consideration paid or to be paid, including borrowed funds, cash, deferred payments, the issuance of securities or notes, the assumption or incurring of liabilities (direct or contingent), the payment of consulting fees or fees for a covenant not to compete and any other consideration paid or to be paid for such Acquisition. “Consignee’s Waiver” means a consignee’s waiver (or similar agreement), in form and substance reasonably satisfactory to the Administrative Agent, delivered by a Credit Party in connection with this Agreement, as such waiver may from time to time be amended, restated or otherwise modified. “Consolidated” means the resultant consolidation of the financial statements of the Borrower and its Subsidiaries in accordance with GAAP, including principles of consolidation consistent with those applied in preparation of the consolidated financial statements referred to in Section 6.14 hereof. “Consolidated Capital Expenditures” means, for any period, the amount of capital expenditures of the Borrower, as determined on a Consolidated basis; provided that Consolidated Capital Expenditures shall not include: (a) the portion of capital expenditures made in connection with the replacement, substitution, restoration or repair of assets that are financed with insurance, condemnation awards, other settlements, or warranty proceeds paid, in each case, on account of the loss of or damage to the assets being replaced, restored or repaired; 8

(b) to the extent fixed assets are purchased simultaneously with the trade-in of existing fixed assets, the reduction in the purchase price or the credit granted by the seller for the fixed assets being traded in at such time; (c) capital expenditures made with the proceeds of substantially contemporaneous sales or issuances of equity interests of the Borrower, to the extent any such sale or issuance does not result in a Change in Control; (d) to the extent included in the foregoing definition, capital expenditures in fixed assets that are being purchased as part of an Acquisition permitted pursuant to Section 5.13 hereof; and (e) to the extent included in the foregoing definition, capital expenditures for leasehold improvements made (wholly or partly) with the proceeds of landlord allowances or contributions (to the extent of such contributions). “Consolidated Funded Indebtedness” means, at any date, all Indebtedness (including, but not limited to, short-term, long-term and Subordinated Indebtedness, if any) of the Borrower, as determined on a Consolidated basis. “Consolidated Net Worth” means, at any date, the stockholders’ equity of the Borrower, determined as of such date on a Consolidated basis. “Control Agreement” means a Deposit Account Control Agreement or Securities Account Control Agreement. “Controlled Group” means a Company and each Person required to be aggregated with a Company under Code Section 414(b), (c), (m) or (o). “CPaaS Revenue” means, for any period, recurring revenue of the Borrower for such period, as determined on a Consolidated basis, consistently categorized as it has been in the Borrower’s historical financial statements prior to the date of this Agreement as “CPaaS Revenue”, which will include all recurring license and service revenue derived from the sale of and use of Borrower’s communications platform, including, without limitation, voice usage, phone number services, 911-enabled phone number services, messaging services and other communications services. “Credit Event” means the making by the Lenders of a Loan, the conversion by the Lenders of a Base Rate Loan to a Eurodollar Loan, the continuation by the Lenders of a Eurodollar Loan after the end of the applicable Interest Period, the making by the Swing Line Lender of a Swing Loan, or the issuance (or amendment or renewal) by the Issuing Lender of a Letter of Credit. 9

“Credit Exposure” means, at any time, with respect to a Specific Commitment, the sum of (a) the aggregate principal amount of all Loans outstanding under such Specific Commitment, and (b) the Letter of Credit Exposure, if any, applicable to such Specific Commitment. “Credit Party” means the Borrower, and any Subsidiary or other Affiliate that is a Guarantor of Payment or has executed and delivered a Security Agreement. “Default Rate” means (a) with respect to any Loan or other Obligation for which a rate is specified, a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto, and (b) with respect to any other amount, if no rate is specified or available, a rate per annum equal to two percent (2%) in excess of the Derived Base Rate from time to time in effect. “Defaulting Lender” means a Lender, as reasonably determined by the Administrative Agent, that (a) has failed (which failure has not been cured) to fund any Loan or any participation interest in Letters of Credit or Swing Loans required to be made hereunder in accordance with the terms hereof (unless such Lender shall have notified the Administrative Agent and the Borrower in writing of its good faith determination that a condition under Section 4.1 hereof to its obligation to fund any Loan shall not have been satisfied); (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied) or generally under other agreements in which it commits to extend credit; (c) has failed, within three Business Days after receipt of a written request from the Administrative Agent or the Borrower to confirm that it will comply with the terms of this Agreement relating to its obligation to fund prospective Loans or participations in Letters of Credit or Swing Loans, and such request states that the requesting party has reason to believe that the Lender receiving such request may fail to comply with such obligation, and states such reason; or (d) has failed to pay to the Administrative Agent or any other Lender when due an amount owed by such Lender to the Administrative Agent or any other Lender pursuant to the terms of this Agreement, unless such amount is subject to a good faith dispute or such failure has been cured. Any Defaulting Lender shall cease to be a Defaulting Lender when the Administrative Agent determines, in its reasonable discretion, that such Defaulting Lender is no longer a Defaulting Lender based upon the characteristics set forth in this definition. “Deposit Account” means a deposit account, as that term is defined in the U.C.C. “Deposit Account Control Agreement” means each Deposit Account Control Agreement (or similar agreement with respect to a Deposit Account) among a Credit Party, the Administrative Agent and a depository institution, dated on or after the Closing Date, to be in form and substance reasonably satisfactory to the Administrative Agent, as the same may from time to time be amended, restated or otherwise modified. 10

“Derived Base Rate” means a rate per annum equal to the sum of the Applicable Margin for Base Rate Loans plus the Base Rate. “Derived Eurodollar Rate” means a rate per annum equal to the sum of the Applicable Margin for Eurodollar Loans plus the Eurodollar Rate. “Dodd-Frank Act” means the Dodd–Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173) signed into law on July 21, 2010, as amended from time to time. “Dollar” or the $ sign means lawful currency of the United States. “Domestic Subsidiary” means a Subsidiary that is not a Foreign Subsidiary. “Dormant Subsidiary” means a Company that (a) is not a Credit Party or the direct or indirect equity holder of a Credit Party, (b) has aggregate assets of less than Two Hundred Fifty Thousand Dollars ($250,000), and (c) has no direct or indirect Subsidiaries with aggregate assets, for such Company and all such Subsidiaries, of more than Two Hundred Fifty Thousand Dollars ($250,000). As of the Closing Date, IP Spectrum Solutions, LLC is a Dormant Subsidiary and is not a Credit Party. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in subpart (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in subparts (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Transferee” means a commercial bank, financial institution or other “accredited investor” (as defined in SEC Regulation D) that is not the Borrower, a Subsidiary, an Affiliate or a natural person. “Environmental Laws” means all provisions of law (including the common law), statutes, ordinances, codes, rules, guidelines, policies, procedures, orders-in-council, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, authorizations, certificates, approvals, registrations, awards and standards promulgated by a Governmental Authority or by any court, agency, instrumentality, regulatory authority or commission of any of the foregoing concerning environmental health or safety and protection of natural resources, or regulation of the discharge of substances into, the environment. 11

“Environmental Permits” means all permits, licenses, authorizations, certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws. “Equalization Event” means the earlier of (a) the occurrence of an Event of Default under Section 8.11 hereof, or (b) the acceleration of the maturity of the Obligations after the occurrence of an Event of Default. “Equalization Maximum Amount” means that term as defined in Section 9.5(b)(i) hereof. “Equalization Percentage” means that term as defined in Section 9.5(b)(ii) hereof. “Equipment” means equipment, as that term is defined in the U.C.C. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated pursuant thereto. “ERISA Event” means any of the following situations, occurrences or events, but only if it has a Material Adverse Effect: (a) the existence of a condition or event with respect to an ERISA Plan that presents a significant risk of the imposition of an excise tax or any other material liability on a Company or of the imposition of a Lien on the assets of a Company; (b) the engagement by a Company in a non-exempt “prohibited transaction” (as defined under ERISA Section 406 or Code Section 4975) or a breach of a fiduciary duty under ERISA that could result in liability to a Company; (c) the application by a Controlled Group member for a waiver from the minimum funding requirements of Code Section 412 or ERISA Section 302 or a Controlled Group member is required to provide security under Code Section 401(a)(29) or ERISA Section 307;); (d) the occurrence of a Reportable Event with respect to any Pension Plan administered by a Company or a Controlled Group member as to which notice is required to be provided to the PBGC; (e) the withdrawal by a Controlled Group member from a Multiemployer Plan in a “complete withdrawal” or a “partial withdrawal” (as such terms are defined in ERISA Sections 4203 and 4205, respectively); (f) the involvement of, or occurrence or existence of any event or condition that makes likely the involvement of, a Multiemployer Plan in any reorganization under ERISA Section 4241; (g) the failure of an ERISA Plan administered by a Company or a Controlled Group member (and any related trust) that is intended to be qualified under Code Sections 401 and 501 to be so qualified or the failure of any “cash or deferred arrangement” under any such ERISA Plan to meet the requirements of Code Section 401(k); (h) the taking by the PBGC of any steps to terminate a Pension Plan or appoint a trustee to administer a Pension Plan, or the taking by a Controlled Group member of any steps to terminate a Pension Plan; (i) the failure by a Controlled Group member or an ERISA Plan to satisfy any requirements of law applicable to an ERISA Plan; (j) the commencement, existence or threatening of a claim, action, suit, audit or investigation with respect to an ERISA Plan, other than a routine claim for benefits; or (k) any incurrence by or any expectation of the incurrence by a Controlled Group member of any liability for post-retirement benefits under any Welfare Plan, other than as required by ERISA Section 601, et. seq. or Code Section 4980B. 12

“ERISA Plan” means an “employee benefit plan” (within the meaning of ERISA Section 3(3)) that a Controlled Group member at any time sponsors, maintains, contributes to, has liability with respect to or has an obligation to contribute to such plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor entity), as in effect from time to time. “Eurocurrency Liabilities” shall have the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time. “Eurodollar” means a Dollar denominated deposit in a bank or branch outside of the United States. “Eurodollar Loan” means a Revolving Loan described in Section 2.2(a) hereof, or a portion of the Term Loan described in Section 2.3 hereof, that shall be denominated in Dollars and on which the Borrower shall pay interest at the Derived Eurodollar Rate. “Eurodollar Rate” means, with respect to a Eurodollar Loan, for any Interest Period, a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the nearest 1/16th of 1%) by dividing (a) the rate of interest, determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) as of approximately 11:00 A.M. (London time) two Business Days prior to the beginning of such Interest Period pertaining to such Eurodollar Loan, as listed as the London interbank offered rate, as published by Thomson Reuters or Bloomberg (or, if for any reason such rate is unavailable from Thomson Reuters or Bloomberg, from any other similar company or service that provides rate quotations comparable to those currently provided by Thomson Reuters or Bloomberg) for Dollar deposits in immediately available funds with a maturity comparable to such Interest Period; by (b) 1.00 minus the Reserve Percentage. Notwithstanding the foregoing, if at any time the Eurodollar Rate, as determined above, is less than zero, it shall be deemed to be zero for purposes of this Agreement. “Event of Default” means an event or condition that shall constitute an event of default as defined in Article VIII hereof. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Accounts” means (a) accounts used exclusively for payroll, payroll taxes or other employee benefit or wage payments, (b) any fiduciary or trust account held exclusively for the benefit of an unaffiliated third party, and (c) such other accounts as may be agreed to in writing by the Administrative Agent in its sole discretion. For the avoidance of doubt, an Excluded Account may be a Deposit Account or a Securities Account. “Excluded Property” means (a) licenses and contracts which by the terms of such licenses and contracts prohibit liens on, or the assignment of, such agreements (to the extent such prohibition is enforceable at law and is in effect), including any License issued to a Credit Party by the FCC or a state public utility commission solely at such times and to the extent that a 13 security interest in such License is not permitted under applicable law; (b) any trademark applications for which a statement of use has not been filed (but only until such statement is filed); (c) any rights or interest in any contract, lease, permit, license, or license agreement covering personal property of any Credit Party if under the terms of such contract, lease, permit, license, or license agreement, or applicable law or regulation with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under such regulation or under the terms of such contract, lease, permit, license, or license agreement and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided that, (i) the foregoing exclusions shall in no way be construed (A) to apply to the extent that any described prohibition or restriction is unenforceable or ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the UCC or other applicable law or regulation, or (B) to apply to the extent that any consent or waiver has been obtained that would permit Administrative Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such contract, lease, permit, license, or license agreement or under applicable law or regulation, and (ii) the foregoing exclusions shall in no way be construed to limit, impair, or otherwise affect Administrative Agent’s continuing security interests in and liens upon any rights or interests of any Credit Party in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or equity interests (including any Accounts), or (2) any proceeds from the collection, sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or equity interests); (d) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability, or result in the abandonment, voiding or cancellation, of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the USPTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral; (e) any goods and related software (other than Inventory) of any Credit Party which is subject to a purchase money Lien or the rights of a lessor under a capital lease permitted under this Agreement if the grant of a security interest or Lien to Administrative Agent in such asset is prohibited by the terms of the agreement between such Credit Party and the holder of such purchase money Lien or such lessor and such prohibition has not been or is not waived, or the consent of the holder of the purchase money Lien or such lessor has not been or is not otherwise obtained; (f) the joint venture or minority equity interests of a Person (other than the a Subsidiary of the Credit Party) if the grant of a security interest or lien to Administrative Agent in such equity interests is prohibited by the terms of such Person’s organizational documents or the terms of any shareholder or similar agreement between a Credit Party and the other owners of the equity interests of such Person and such prohibition has not been or is not waived or the requisite consents to permit such security interest or lien has not been or is not otherwise obtained; (g) motor vehicles and other assets subject to a certificate of title statute with (i) an individual value of One Hundred Thousand Dollars ($100,000) or less, or (ii) an aggregate value of Five Hundred Thousand Dollars ($500,000) or less, except to the extent perfection of a security interest therein may be accomplished by filing of financing statements in appropriate form in a central filing office located in the jurisdiction in which the granting Credit Party is organized; and (h) security interests in any foreign trademarks, patents or copyright if, in the reasonable judgment of Administrative Agent and the Borrower, the burden, cost or consequences of creating or 14 perfecting such security interests in such assets is excessive in relation to the benefits to be obtained therefrom by the Administrative Agent and Lenders; provided that “Excluded Property” shall not include any Proceeds, products, substitutions or replacements of any Excluded Property (unless such Proceeds, products, substitutions or replacements would constitute Excluded Property). “Excluded Swap Obligations” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement” for the benefit of such Credit Party and any and all guarantees of such Credit Party’s Swap Obligations by other Credit Parties), at the time such guarantee or grant of security interest of such Credit Party becomes, or would become, effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is, or becomes, illegal. “Excluded Taxes” means, in the case of Recipient, (a) Taxes imposed on or measured by net income (however denominated), branch profits Taxes, and franchise Taxes imposed on it (in lieu of net income taxes), in each case (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such Recipient is organized or in which its principal office is located, or, in the case of any Lender, in which its applicable lending office is located or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment, or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.2, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or became a party hereto, or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.2(c), (d), (e) and (f), or to deliver the documentation described in Section 3.2(d), and (d) any withholding Taxes imposed with respect to such Recipient pursuant to FATCA. “FATCA” means Sections 1471 through 1474 of the Code, as in effect on the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such sections of the Code, and any fiscal or regulatory legislation, rules, or practices adopted pursuant to such intergovernmental agreement. 15

“FCC” means the Federal Communications Commission and any successor agency. “Federal Funds Effective Rate” means, for any day, the rate per annum (rounded upward to the nearest one one-hundredth of one percent (1/100 of 1%)) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the Closing Date. “Financial Officer” means any of the following officers: chief executive officer, president, chief financial officer or treasurer. Unless otherwise qualified, all references to a Financial Officer in this Agreement shall refer to a Financial Officer of the Borrower. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “Foreign Subsidiary” means a Subsidiary that is organized under the laws of any jurisdiction other than the United States, any State thereof or the District of Columbia. “GAAP” means generally accepted accounting principles in the United States as then in effect, which shall include the official interpretations thereof by the Financial Accounting Standards Board, applied on a basis consistent with the past accounting practices and procedures of the Borrower. “General Intangibles” means (a) general intangibles, as that term is defined in the U.C.C.; and (b) choses in action, causes of action, intellectual property, customer lists, corporate or other business records, inventions, designs, patents, patent applications, service marks, registrations, trade names, trademarks, copyrights, licenses, goodwill, computer software, rights to indemnification and tax refunds. “Governmental Authority” means any nation or government, any state, province or territory, or any local or other political subdivision thereof, any governmental agency, including the FCC and state public utility commissions, department, authority, instrumentality, regulatory body, court, central bank or other governmental entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), any securities exchange and any self-regulatory organization exercising such functions, and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Guarantor” means a Person that shall have pledged its credit or property in any manner for the payment or other performance of the indebtedness, contract or other obligation of another 16 and includes (without limitation) any guarantor (whether of payment or of collection), surety, co- maker, endorser or Person that shall have agreed conditionally or otherwise to make any purchase, loan or investment in order thereby to enable another to prevent or correct a default of any kind. “Guarantor of Payment” means each of the Companies designated a “Guarantor of Payment” on Schedule 2 hereto, each of which is executing and delivering a Guaranty of Payment on the Closing Date, and any other Person that shall execute and deliver a Guaranty of Payment (or Guaranty of Payment Joinder) to the Administrative Agent, or become a party by joinder to the Guaranty of Payment that was executed on the Closing Date, subsequent to the Closing Date. “Guaranty of Payment” means each Guaranty of Payment executed and delivered on or after the Closing Date in connection with this Agreement by one or more Guarantors of Payment, as the same may from time to time be amended, restated or otherwise modified. “Guaranty of Payment Joinder” means each Guaranty of Payment Joinder, executed and delivered by a Guarantor of Payment for the purpose of adding such Guarantor of Payment as a party to a previously executed Guaranty of Payment. “Hedge Agreement” means any (a) hedge agreement, interest rate swap, cap, collar or floor agreement, or other interest rate management device entered into by a Company with any Person in connection with any Indebtedness of such Company, or (b) currency swap agreement, forward currency purchase agreement or similar arrangement or agreement designed to protect against fluctuations in currency exchange rates entered into by a Company. “Indebtedness” means, for any Company, without duplication, (a) all obligations to repay borrowed money, direct or indirect, incurred, assumed, or guaranteed, (b) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable and accrued expenses, in each case incurred in the ordinary course of business), (c) all obligations under conditional sales or other title retention agreements, (d) all obligations (contingent or otherwise) under any letter of credit or banker’s acceptance, (e) all net obligations under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device or any Hedge Agreement, (f) all synthetic leases, (g) all Capitalized Lease Obligations, (h) all obligations of such Company with respect to asset securitization financing programs to the extent that there is recourse against such Company or such Company is liable (contingent or otherwise) under any such program, (i) all obligations to advance funds to, or to purchase assets, property or services from, any other Person in order to maintain the financial condition of such Person, (j) all indebtedness of the types referred to in subparts (a) through (i) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Company is a general partner or joint venturer, unless such indebtedness is expressly made non-recourse to such Company, (k) any other transaction (including forward sale or purchase agreements) having the commercial effect of a borrowing of money entered into by such Company to finance its operations or capital requirements, and (l) any guaranty of any obligation described in subparts (a) through (k) above. 17

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document, and (b) to the extent not otherwise described in the foregoing subpart (a), Other Taxes. “Insolvent Lender” means a Lender, as reasonably determined by the Administrative Agent, that (a) has become or is not Solvent or is the subsidiary of a Person that has become or is not Solvent; (b) has become the subject of a proceeding under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or is a subsidiary of a Person that has become the subject of a proceeding under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; or (c) has become the subject of a Bail-In Action; provided that a Lender shall not be an Insolvent Lender solely by virtue of the ownership or acquisition or control of an equity interest in such Lender or a parent company thereof by a Governmental Authority or an instrumentality thereof so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any Insolvent Lender shall cease to be an Insolvent Lender when the Administrative Agent determines, in its reasonable discretion, that such Insolvent Lender is no longer an Insolvent Lender based upon the characteristics set forth in this definition. “Intellectual Property Security Agreement” means each Intellectual Property Security Agreement, executed and delivered on or after the Closing Date by a Credit Party, wherein such Credit Party, as the case may be, has granted to the Administrative Agent, for the benefit of the Lenders, a security interest in all intellectual property owned by such Credit Party, as the same may from time to time be amended, restated or otherwise modified. “Interest Adjustment Date” means the last day of each Interest Period. “Interest Period” means, with respect to a Eurodollar Loan, the period commencing on the date such Eurodollar Loan is made and ending on the last day of such period, as selected by the Borrower pursuant to the provisions hereof, and, thereafter (unless such Eurodollar Loan is converted to a Base Rate Loan), each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of such period, as selected by the Borrower pursuant to the provisions hereof. The duration of each Interest Period for a Eurodollar Loan shall be one month, two months, three months or six months, in each case as the Borrower may select upon notice, as set forth in Section 2.6 hereof; provided that, if the Borrower shall fail to so select the duration of any Interest Period at least three Business Days prior to the Interest Adjustment Date applicable to such Eurodollar Loan, the Borrower shall be deemed to have converted such Eurodollar Loan to a Base Rate Loan at the end of the then 18 current Interest Period. Notwithstanding the foregoing, no Interest Period shall extend beyond the last day of the Commitment Period. “Inventory” means inventory, as that term is defined in the U.C.C. “Investment Property” means investment property, as that term is defined in the U.C.C., unless the Uniform Commercial Code as in effect in another jurisdiction would govern the perfection and priority of a security interest in investment property, and, in such case, “investment property” shall be defined in accordance with the law of that jurisdiction as in effect from time to time. “Issuing Lender” means, as to any Letter of Credit transaction hereunder, the Administrative Agent as issuer of the Letter of Credit, or, in the event that the Administrative Agent either shall be unable to issue or the Administrative Agent shall agree that another Revolving Lender may issue, a Letter of Credit, such other Revolving Lender as shall be acceptable to the Administrative Agent and shall agree to issue the Letter of Credit in its own name, but in each instance on behalf of the Revolving Lenders. “KeyBank” means KeyBank National Association, and its successors and assigns. “Landlord’s Waiver” means a landlord’s waiver or mortgagee’s waiver, each in form and substance reasonably satisfactory to the Administrative Agent, delivered by a Credit Party in connection with this Agreement, as such waiver may from time to time be amended, restated or otherwise modified. “Lender” means that term as defined in the first paragraph of this Agreement and, as the context requires, shall include the Issuing Lender and the Swing Line Lender. “Lender Credit Exposure” means, for any Lender, at any time, the aggregate of such Lender’s respective pro rata shares of the Revolving Credit Exposure and the Term Loan Exposure. “Letter of Credit” means a commercial documentary letter of credit or standby letter of credit that shall be issued by the Issuing Lender for the account of the Borrower or a Guarantor of Payment, including amendments thereto, if any, and shall have an expiration date no later than the earlier of (a) three hundred sixty-four (364) days after its date of issuance (provided that such Letter of Credit may provide for the renewal thereof for additional one year periods), or (b) thirty (30) days prior to the last day of the Commitment Period. “Letter of Credit Commitment” means the commitment of the Issuing Lender, on behalf of the Revolving Lenders, to issue Letters of Credit in an aggregate face amount of up to Two Million Five Hundred Thousand Dollars ($2,500,000). “Letter of Credit Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all issued and outstanding Letters of Credit, and (b) the aggregate of the draws made 19 on Letters of Credit that have not been reimbursed by the Borrower or converted to a Revolving Loan pursuant to Section 2.2(b)(iv) hereof. “Letter of Credit Fee” means, with respect to any Letter of Credit, for any day, an amount equal to (a) the face amount of such Letter of Credit, multiplied by (b) the Applicable Margin for Revolving Loans that are Eurodollar Loans divided by three hundred sixty (360). “License” means any license, authorization, approval, or permit granted to a Credit Party by the FCC, any state public utility commission, or other telecommunications regulatory body. “Lien” means any mortgage, deed of trust, security interest, lien (statutory or other), charge, assignment, hypothecation, encumbrance on, pledge or deposit of, or conditional sale, lease (other than Operating Leases), sale with a right of redemption or other title retention agreement and any capitalized lease with respect to any property (real or personal) or asset. “Liquidity Amount” means, as of any date of determination, the sum of (a) the Revolving Amount, minus (b) the Revolving Credit Exposure, plus (c) all unencumbered (other than a Lien of the Administrative Agent), unrestricted cash on hand of Borrower plus any Cash Equivalents of Borrower, in each case, held at financial institutions (or in the case of Cash Equivalents, securities intermediaries) located in the United States. “Loan” means a Revolving Loan, a Swing Loan, the Term Loan or, if applicable, any other loan made pursuant to an Additional Term Loan Facility. “Loan Documents” means, collectively, this Agreement, each Note, each Guaranty of Payment, each Guaranty of Payment Joinder, all documentation relating to each Letter of Credit, each Security Document and the Administrative Agent Fee Letter, as any of the foregoing may from time to time be amended, restated or otherwise modified or replaced, and any other document delivered pursuant thereto. “Mandatory Prepayment” means that term as defined in Section 2.12(c) hereof. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or, condition (financial or otherwise) of the Borrower, (b) the business, assets, operations or condition (financial or otherwise) of the Companies taken as a whole, (c) the rights and remedies of the Administrative Agent or the Lenders under any other Loan Document, (d) the ability of any Credit Party to perform its obligations under any Loan Document to which it is a party, or (e) the legality, validity, binding effect or enforceability against any Credit Party of any Loan Document to which it is a party. “Material Indebtedness Agreement” means any debt instrument, lease (capital, operating or otherwise), guaranty, contract, commitment, agreement or other arrangement evidencing or entered into in connection with any Indebtedness of any Company or the Companies equal to or in excess of the amount of Three Million Dollars ($3,000,000). 20

“Material Recovery Determination Notice” means that term as defined in Section 2.12(c)(ii) hereof. “Material Recovery Event” means (a) any casualty loss in respect of assets of a Company covered by casualty insurance, and (b) any compulsory transfer or taking under threat of compulsory transfer of any asset of a Company by any Governmental Authority; provided that, in the case of either subpart (a) or (b) hereof, the proceeds received by the Companies from such loss, transfer or taking exceeds One Hundred Thousand Dollars ($100,000). “Maximum Amount” means, for each Lender, the amount set forth opposite such Lender’s name under the column headed “Maximum Amount” as set forth on Schedule 1 hereto, subject to (a) decreases pursuant to Section 2.10(a) hereof, (b) increases pursuant to Section 2.10(b) hereof, (c) decreases of the Term Loan by virtue of principal payments made, and (d) assignments of interests pursuant to Section 11.10 hereof; provided that the Maximum Amount for the Swing Line Lender shall exclude the Swing Line Commitment (other than its pro rata share), and the Maximum Amount of the Issuing Lender shall exclude the Letter of Credit Commitment (other than its pro rata share thereof). “Maximum Rate” means that term as defined in Section 2.4(e) hereof. “Moody’s” means Moody’s Investors Service, Inc., and any successor to such company. “Multiemployer Plan” means a Pension Plan that is subject to the requirements of Subtitle E of Title IV of ERISA. “Non-Consenting Lender” means that term as defined in Section 11.3(c) hereof. “Non-Exempt Asset Sale” means the sale or other disposition of any assets by a Company to any Person other than: (a) sales or disposition in the ordinary course of business, including, without limitation, dispositions of obsolete and worn out equipment no longer used or useful in the business; and (b) sales or disposition that are not in the ordinary course of business, to the extent that (i) the proceeds of such sale or other disposition are either (1) less than One Million Dollars ($1,000,000) during any fiscal year of the Borrower, or (2) both (y) less than Five Million Dollars ($5,000,000) during any fiscal year of the Borrower and Seven Million Five Hundred Thousand Dollars ($7,500,000) during the Commitment Period, and (z) committed to be reinvested in fixed assets or other similar assets within one hundred eighty (180) days of such sale or other disposition, and actually reinvested within three hundred sixty-five (365) days of such sale or other disposition. “Note” means a Revolving Credit Note, the Swing Line Note or a Term Note, or any other promissory note delivered pursuant to this Agreement. 21

“Notice of Loan” means a Notice of Loan in the form of the attached Exhibit D. “Obligations” means, collectively, (a) all Indebtedness and other obligations now owing or hereafter incurred by the Borrower to the Administrative Agent, the Swing Line Lender, the Issuing Lender, or any Lender pursuant to this Agreement and the other Loan Documents, and includes the principal of and interest on all Loans, and all obligations of the Borrower or any other Credit Party pursuant to Letters of Credit; (b) each extension, renewal, consolidation or refinancing of any of the foregoing, in whole or in part; (c) the commitment and other fees, and any prepayment fees, payable pursuant to this Agreement or any other Loan Document; (d) all fees and charges in connection with Letters of Credit; (e) every other liability, now or hereafter owing to the Administrative Agent or any Lender by any Company pursuant to this Agreement or any other Loan Document; and (f) all Related Expenses. “Original Credit Agreement” means that term as defined in the first WHEREAS clause of this Agreement. “Operating Leases” means all real or personal property leases under which any Company is bound or obligated as a lessee or sublessee and which, under GAAP, are not required to be capitalized on a balance sheet of such Company; provided that Operating Leases shall not include any such lease under which any Company is also bound as the lessor or sublessor. “Organizational Documents” means, with respect to any Person (other than an individual), such Person’s Articles (Certificate) of Incorporation, operating agreement or equivalent formation documents, and Regulations (Bylaws), or equivalent governing documents, and any amendments to any of the foregoing. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between the Administrative Agent or such Recipient and the jurisdiction imposing such Taxes (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit, or any Loan Document). “Other Taxes” means any and all present or future stamp or documentary, intangible, recording, filing or similar Taxes arising from any payment made hereunder or under any other Loan Document, or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. “Overall Commitment Percentage” means, for any Lender, the percentage determined by dividing (a) the sum, based upon such Lender’s Applicable Commitment Percentages, of (i) the principal outstanding on the Term Loan, (ii) the aggregate principal amount of Revolving Loans outstanding, (iii) the Swing Line Exposure, and (iv) the Letter of Credit Exposure; by (b) the sum of (A) the aggregate principal amount of all Loans outstanding, plus (B) the Letter of Credit Exposure. 22

“Participant” means that term as defined in Section 11.11 hereof. “Participant Register” means that term as described in Section 11.11(e) hereof. “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001, as amended from time to time. “PBGC” means the Pension Benefit Guaranty Corporation, and its successor. “Pension Plan” means an ERISA Plan that is a “pension plan” (within the meaning of ERISA Section 3(2)). “Permitted Investments” means: (a) direct obligations of the United States or any agency thereof or obligations guaranteed by the United States or any agency thereof, in each case with maturities not exceeding one year; (b) time deposit accounts, certificates of deposit and money market deposits maturing within one hundred eighty (180) days of the date of acquisition thereof issued by a Lender that is a bank or trust company, or by any bank or trust company that is organized under the laws of the United States, or any state thereof having capital, surplus and undivided profits in excess of Five Hundred Million Dollars ($500,000,000) and whose long-term debt, or whose parent holding company’s long-term debt, is rated A (or such similar equivalent rating or higher) by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act); (c) repurchase obligations with a term of not more than one hundred eighty (180) days for underlying securities of the types described in subpart (a) above entered into with a Lender that is a bank, or with any bank meeting the qualifications described in subpart (b) above; (d) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States or any foreign country recognized by the United States with a rating at the time as of which any investment therein is made of P-1 (or higher) according to Moody’s, or A-1 (or higher) according to Standard & Poor’s; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, or by any political subdivision or taxing authority thereof, and rated at least A by Standard & Poor’s or A-2 by Moody’s; 23

(f) shares of mutual funds whose investment guidelines restrict ninety-five percent (95%) of such funds’ investments to those satisfying the provisions of subparts (a) through (e) above; (g) money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by Standard & Poor’s and Aaa by Moody’s and (iii) have portfolio assets of at least Five Hundred Million Dollars ($500,000,000); and (h) the investments by a Company set forth on Schedule 5.11 hereto. “Person” means any individual, sole proprietorship, partnership, joint venture, unincorporated organization, corporation, limited liability company, unlimited liability company, institution, trust, estate, Governmental Authority or any other entity. “Pledge Agreement” means each of the Pledge Agreements, relating to the Pledged Securities, executed and delivered by a Credit Party, as applicable, in favor of the Administrative Agent, for the benefit of the Lenders, dated on or after the Closing Date, as any of the foregoing may from time to time be amended, restated or otherwise modified. “Pledged Notes” means the promissory notes payable to a Credit Party, as described on Schedule 7.4 hereto, and any additional or future promissory notes that may hereafter from time to time be payable to a Credit Party. “Pledged Securities” means all of the shares of capital stock or other equity interests of a direct Subsidiary of a Credit Party, whether now owned or hereafter acquired or created, and all proceeds thereof; provided that Pledged Securities shall exclude shares of voting capital stock or other voting equity interests in any Foreign Subsidiary that is a CFC in excess of sixty-five percent (65%) of the total outstanding shares of each class of voting capital stock or other voting equity interest of such Foreign Subsidiary, whether held directly or indirectly through a disregarded entity. (Schedule 3 hereto lists, as of the Closing Date, all of the Pledged Securities.) “Prime Rate” means the interest rate established from time to time by the Administrative Agent as the Administrative Agent’s prime rate, whether or not such rate shall be publicly announced; the Prime Rate may not be the lowest interest rate charged by the Administrative Agent for commercial or other extensions of credit. Each change in the Prime Rate shall be effective immediately from and after such change. “Proceeds” means (a) proceeds, as that term is defined in the U.C.C., and any other proceeds, and (b) whatever is received upon the sale, exchange, collection or other disposition of Collateral or proceeds, whether cash or non-cash. Cash proceeds include, without limitation, moneys, checks and Deposit Accounts. Proceeds include, without limitation, any Account arising when the right to payment is earned under a contract right, any insurance payable by reason of loss or damage to the Collateral, and any return or unearned premium upon any cancellation of insurance. Except as expressly authorized in this Agreement, the right of the Administrative Agent and the Lenders to Proceeds specifically set forth herein, or indicated in 24 any financing statement, shall never constitute an express or implied authorization on the part of the Administrative Agent or any Lender to a Company’s sale, exchange, collection or other disposition of any or all of the collateral securing the Secured Obligations. “Processor’s Waiver” means a processor’s waiver (or similar agreement), in form and substance reasonably satisfactory to the Administrative Agent, delivered by a Credit Party in connection with this Agreement, as such waiver may from time to time be amended, restated or otherwise modified. “Recipient” means, as applicable (a) any Lender, or (b) the Issuing Lender. “Register” means that term as described in Section 11.10(i) hereof. “Regularly Scheduled Payment Date” means the last Business Day of each March, June, September and December of each year. “Related Expenses” means any and all reasonable out-of-pocket costs, liabilities and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable and actual attorneys’ fees, legal expenses, judgments, suits and disbursements) (a) incurred by the Administrative Agent, or imposed upon or asserted against the Administrative Agent or any Lender, in any attempt by the Administrative Agent and the Lenders to (i) enforce this Agreement or any other Loan Document or obtain, preserve, perfect or enforce any Loan Document or any security interest evidenced by any Loan Document; (ii) obtain payment, performance or observance of any and all of the Secured Obligations; or (iii) maintain, insure, audit, collect, preserve, repossess or dispose of any of the collateral securing the Secured Obligations or any part thereof, including, without limitation, costs and expenses for appraisals, assessments and audits of any Company or any such collateral; or (b) incidental or related to subpart (a) above, including, without limitation, interest thereupon from the date incurred, imposed or asserted until paid at the Default Rate. “Related Writing” means each Loan Document and any other assignment, mortgage, security agreement, guaranty agreement, subordination agreement, financial statement, audit report or other writing furnished by any Credit Party, or any of its officers, to the Administrative Agent or the Lenders pursuant to or otherwise in connection with this Agreement; provided that no Bank Product Agreement or Hedge Agreement shall constitute a Related Writing hereunder. “Reportable Event” means a “reportable event” as that term is defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of such Act. “Required Lenders” means the holders, based upon each Lender’s Applicable Commitment Percentages, of more than fifty percent (50%) of an amount (the “Total Amount”) equal to the sum of: (a) (i) during the Commitment Period, the Revolving Amount, or (ii) after the Commitment Period, the Revolving Credit Exposure; and 25

(b) the principal outstanding on the Term Loan; provided that (A) the portion of the Total Amount held or deemed to be held by any Defaulting Lender or Insolvent Lender shall be excluded for purposes of making a determination of Required Lenders, and (B) if there shall be two or more Lenders (that are not Defaulting Lenders or Insolvent Lenders), Required Lenders shall constitute at least two unaffiliated Lenders. “Requirement of Law” means, as to any Person, any law, treaty, rule or regulation or determination or policy statement or interpretation of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property. “Reserve Percentage” means, for any day, that percentage (expressed as a decimal) that is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) for a member bank of the Federal Reserve System in Cleveland, Ohio, in respect of Eurocurrency Liabilities. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage. “Restatement Date” means March 1, 2019. “Restricted Payment” means, with respect to any Company, (a) any Capital Distribution paid in cash, (b) any amount paid in cash by such Company in repayment, redemption, retirement or repurchase, directly or indirectly, of any Subordinated Indebtedness, or (c) any amount paid in cash by such Company in respect of any management, consulting or other similar arrangement with any equity holder (other than a Company) of a Company or an Affiliate. For the avoidance of doubt, a payment by a Company to another Credit Party is not a Restricted Payment. “Revolving Amount” means Twenty-Five Million Dollars ($25,000,000), as such amount may be increased pursuant to Section 2.10(b) hereof or reduced pursuant to Section 2.10(a) hereof. “Revolving Credit Commitment” means the obligation hereunder, during the Commitment Period, of (a) the Revolving Lenders (and each Revolving Lender) to make Revolving Loans, (b) the Issuing Lender to issue, and each Revolving Lender to participate in, Letters of Credit pursuant to the Letter of Credit Commitment, and (c) the Swing Line Lender to make, and each Revolving Lender to participate in, Swing Loans pursuant to the Swing Line Commitment; up to an aggregate principal amount outstanding at any time equal to the Revolving Amount. 26

“Revolving Credit Exposure” means, at any time, the sum of (a) the aggregate principal amount of all Revolving Loans outstanding, (b) the Swing Line Exposure, and (c) the Letter of Credit Exposure. “Revolving Credit Note” means a Revolving Credit Note, in the form of the attached Exhibit A, executed and delivered pursuant to Section 2.5(a) hereof. “Revolving Lender” means a Lender with a percentage of the Revolving Credit Commitment as set forth on Schedule 1 hereto, or that acquires a percentage of the Revolving Credit Commitment pursuant to Section 2.10(b) or 11.10 hereof. “Revolving Loan” means a loan made to the Borrower by the Revolving Lenders in accordance with Section 2.2(a) hereof. “Sanctions” means any sanctions administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom. “SEC” means the United States Securities and Exchange Commission, or any governmental body or agency succeeding to any of its principal functions. “Secured Obligations” means, collectively, (a) the Obligations, (b) all obligations and liabilities of the Companies owing to a Lender (or an entity that is an affiliate of a then existing Lender) under Hedge Agreements, and (c) the Bank Product Obligations owing to a Lender (or an entity that is an affiliate of a then existing Lender) under Bank Product Agreements; provided that Secured Obligations of a Credit Party shall not include Excluded Swap Obligations owing from such Credit Party. “Securities Account” means a securities account, as that term is defined in the U.C.C. “Securities Account Control Agreement” means each Securities Account Control Agreement (or similar agreement with respect to a Securities Account) among a Credit Party, the Administrative Agent and a Securities Intermediary, dated on or after the Closing Date, to be in form and substance reasonably satisfactory to the Administrative Agent, as the same may from time to time be amended, restated or otherwise modified. “Securities Intermediary” means a clearing corporation or a Person, including, without limitation, a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity. “Security Agreement” means each Security Agreement, executed and delivered by one or more Guarantors of Payment in favor of the Administrative Agent, for the benefit of the Lenders, dated as of the Closing Date, and any other Security Agreement executed on or after the Closing Date, as the same may from time to time be amended, restated or otherwise modified. 27

“Security Agreement Joinder” means each Security Agreement Joinder, executed and delivered by a Guarantor of Payment for the purpose of adding such Guarantor of Payment as a party to a previously executed Security Agreement. “Security Document” means each Security Agreement, each Security Agreement Joinder, each Pledge Agreement, each Intellectual Property Security Agreement, each Processor’s Waiver, each Consignee’s Waiver, each Landlord’s Waiver, each Bailee’s Waiver, each Control Agreement, each U.C.C. Financing Statement or similar filing as to a jurisdiction located outside of the United States filed in connection herewith or perfecting any interest created in any of the foregoing documents, and any other document pursuant to which any Lien is granted by a Company or any other Person to the Administrative Agent, for the benefit of the Lenders, as security for the Secured Obligations, or any part thereof, and each other agreement executed or provided to the Administrative Agent in connection with any of the foregoing, as any of the foregoing may from time to time be amended, restated or otherwise modified or replaced. “Solvent” means, with respect to any Person, that (a) the fair value of such Person’s assets is in excess of the total amount of such Person’s debts, as determined in accordance with the Bankruptcy Code, (b) the present fair saleable value of such Person’s assets is in excess of the amount that will be required to pay such Person’s debts as such debts become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as such liabilities mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which its property would constitute an unreasonably small amount of capital. As used in this definition, the term “debts” includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent, as determined in accordance with the Bankruptcy Code. “Specific Commitment” means the Revolving Credit Commitment or the Term Loan Commitment. “Standard & Poor’s” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor to such company. “Subordinated Indebtedness” means Indebtedness that shall have been subordinated (by written terms or written agreement being, in either case, in form and substance reasonably satisfactory to the Administrative Agent) in favor of the prior payment in full of the Obligations. “Subsidiary” means, with respect to any Person, (a) a corporation more than fifty percent (50%) of the Voting Power of which is owned, directly or indirectly, by such Person or by one or more other subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, (b) a partnership, limited liability company or unlimited liability company of which such Person, one or more other subsidiaries of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, is a general partner or managing member, as the case may be, or otherwise has an ownership interest greater than fifty percent (50%) of all of 28 the ownership interests in such partnership, limited liability company or unlimited liability company, or (c) any other Person (other than a corporation, partnership, limited liability company or unlimited liability company) in which such Person, one or more other subsidiaries of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, has at least a majority interest in the Voting Power or the power to elect or direct the election of a majority of directors or other governing body of such Person. Unless the context otherwise requires, Subsidiary herein shall be a reference to a Subsidiary of the Borrower. “Supporting Letter of Credit” means a standby letter of credit, in form and substance satisfactory to the Administrative Agent and the Issuing Lender, issued by an issuer satisfactory to the Administrative Agent and the Issuing Lender. “Swap Obligations” means, with respect to any Company, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swing Line Commitment” means the commitment of the Swing Line Lender to make Swing Loans to the Borrower, on a discretionary basis, up to the aggregate amount at any time outstanding of One Million Dollars ($1,000,000). “Swing Line Exposure” means, at any time, the aggregate principal amount of all Swing Loans outstanding. “Swing Line Lender” means KeyBank, as holder of the Swing Line Commitment. “Swing Line Note” means the Swing Line Note, in the form of the attached Exhibit B executed and delivered pursuant to Section 2.5(b) hereof. “Swing Loan” means a loan that shall be denominated in Dollars made to the Borrower by the Swing Line Lender under the Swing Line Commitment, in accordance with Section 2.2(c) hereof. “Swing Loan Maturity Date” means, with respect to any Swing Loan, the earliest of (a) thirty (30) days after the date such Swing Loan is made, (b) demand by the Swing Line Lender, or (c) the last day of the Commitment Period. “Taxes” means any and all present or future taxes of any kind, including, but not limited to, levies, imposts, duties, surtaxes, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (together with any interest, penalties, fines, additions to taxes or similar liabilities with respect thereto). “Term Lender” means a Lender with a percentage of the Term Loan Commitment (or, after the Term Loan Commitment has terminated, the Term Loan) as set forth on Schedule 1 hereto, or that acquires a percentage of the Term Loan Commitment pursuant to Section 11.10 hereof. 29

“Term Loan” means the loan made to Borrower by the Term Lenders in accordance with Section 2.3 hereof. “Term Loan Commitment” means the obligation hereunder of the Term Lenders to make the Term Loan, with each Term Lender’s obligation to participate therein being in the amount set forth opposite such Term Lender’s name under the column headed “Term Loan Commitment Amount” as set forth on Schedule 1 hereto, subject to assignments of interests pursuant to Section 11.10 hereof. As of the Restatement Date, the Term Loan Commitment is Zero Dollars ($0.00). “Term Loan Exposure” means, at any time, the outstanding principal amount of the Term Loan. “Term Loan Maturity Date” is not applicable as of the Restatement Date. “Term Note” means a Term Note, in the form of the attached Exhibit C executed and delivered pursuant to Section 2.5(c) hereof. “Total Commitment Amount” means the principal amount of Twenty-Five Million Dollars ($25,000,000), as such amount may be increased pursuant to Section 2.10(b) hereof, or decreased pursuant to Section 2.10(a) hereof. “U.C.C.” means the Uniform Commercial Code, as in effect from time to time in the State of New York. “U.C.C. Financing Statement” means a financing statement filed or to be filed in accordance with the Uniform Commercial Code, as in effect from time to time, in the relevant state or states. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “United States” means the United States of America. “USPTO” means the United States Patent and Trademark Office in Alexandria, Virginia. “Voting Power” means, with respect to any Person, the exclusive ability to control, through the ownership of shares of capital stock, partnership interests, membership interests or otherwise, the election of members of the board of directors or other similar governing body of such Person. The holding of a designated percentage of Voting Power of a Person means the ownership of shares of capital stock, partnership interests, membership interests or other interests of such Person sufficient to control exclusively the election of that percentage of the members of the board of directors or similar governing body of such Person. “Welfare Plan” means an ERISA Plan that is a “welfare plan” within the meaning of ERISA Section 3(l). 30

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. Section 1.2. Accounting Terms. (a) Any accounting term not specifically defined in this Article I shall have the meaning ascribed thereto by GAAP. (b) If any change in the rules, regulations, pronouncements, opinions or other requirements of the Financial Accounting Standards Board (or any successor thereto or agency with similar function) is made with respect to GAAP, or if the Borrower adopts the International Financial Reporting Standards, and such change or adoption results in a change in the calculation of any component (or components in the aggregate) of the financial covenants set forth in Section 5.7 hereof or the related financial definitions, at the option of the Administrative Agent, the Required Lenders or the Borrower, the parties hereto will enter into good faith negotiations to amend such financial covenants and financial definitions in such manner as the parties shall agree, each acting reasonably, in order to reflect fairly such change or adoption so that the criteria for evaluating the financial condition of the Borrower shall be the same in commercial effect after, as well as before, such change or adoption is made (in which case the method and calculating such financial covenants and definitions hereunder shall be determined in the manner so agreed); provided that, until so amended, such calculations shall continue to be computed in accordance with GAAP as in effect prior to such change or adoption. Notwithstanding the foregoing, any lease which is required to be characterized as an operating lease under GAAP as in effect on the Closing Date shall continue to be treated as an operating lease for all purposes of this Agreement after the Closing Date despite any changes in GAAP occurring after the Closing Date, and any such lease payments shall not be considered Capitalized Lease Obligations hereunder. Section 1.3. Terms Generally. The foregoing definitions shall be applicable to the singular and plural forms of the foregoing defined terms. Unless otherwise defined in this Article I, terms that are defined in the U.C.C. are used herein as so defined. ARTICLE II. AMOUNT AND TERMS OF CREDIT Section 2.1. Amount and Nature of Credit. (a) Subject to the terms and conditions of this Agreement, the Lenders, on and after the Closing Date and during the remainder of the Commitment Period and to the extent hereinafter provided, shall make Loans to the Borrower, participate in Swing Loans made by the Swing Line Lender to the Borrower, and participate in Letters of Credit (or, if the Issuing Lender, issue Letters of Credit) at the request of the Borrower, in such aggregate amount as the Borrower shall request pursuant to the Commitment; provided that in no event shall the 31 aggregate principal amount of all Loans and Letters of Credit outstanding under this Agreement be in excess of the Total Commitment Amount. (b) Each Lender, for itself and not one for any other, agrees to make Loans, participate in Swing Loans, and participate in Letters of Credit (or, if the Issuing Lender, issue Letters of Credit), during the Commitment Period, on such basis that, immediately after the completion of any borrowing by the Borrower or the issuance of a Letter of Credit: (i) the aggregate outstanding principal amount of Loans made by such Lender (other than Swing Loans made by the Swing Line Lender), when combined with such Lender’s pro rata share, if any, of the Letter of Credit Exposure and the Swing Line Exposure, shall not be in excess of the Maximum Amount for such Lender; and (ii) with respect to each Specific Commitment, the aggregate outstanding principal amount of Loans (other than Swing Loans) made by such Lender with respect to such Specific Commitment shall represent that percentage of the aggregate principal amount then outstanding on all Loans (other than Swing Loans) within such Specific Commitment that shall be such Lender’s Applicable Commitment Percentage. Within each Specific Commitment, each borrowing (other than Swing Loans which shall be risk participated on a pro rata basis) from the Lenders shall be made pro rata according to the respective Applicable Commitment Percentages of the Lenders. (c) The Loans may be made as Revolving Loans as described in Section 2.2(a) hereof, as the Term Loan as described in Section 2.3 hereof, as Swing Loans as described in Section 2.2(c) hereof, and Letters of Credit may be issued in accordance with Section 2.2(b) hereof. Section 2.2. Revolving Credit Commitment. (a) Revolving Loans. Subject to the terms and conditions of this Agreement, on and after the Closing Date and during the remainder of the Commitment Period, the Revolving Lenders shall make a Revolving Loan or Revolving Loans to the Borrower in such amount or amounts as the Borrower, through an Authorized Officer, may from time to time request, but not exceeding in aggregate principal amount at any time outstanding hereunder the Revolving Credit Commitment, when such Revolving Loans are combined with the Letter of Credit Exposure and the Swing Line Exposure. The Borrower shall have the option, subject to the terms and conditions set forth herein, to borrow Revolving Loans, maturing on the last day of the Commitment Period, by means of any combination of Base Rate Loans or Eurodollar Loans. Subject to the provisions of this Agreement, the Borrower shall be entitled under this Section 2.2(a) to borrow Revolving Loans, repay the same in whole or in part and re-borrow Revolving Loans hereunder at any time and from time to time during the Commitment Period. The aggregate outstanding amount of all Revolving Loans shall be payable in full on the last day of the Commitment Period. (b) Letters of Credit. 32

(i) Generally. Subject to the terms and conditions of this Agreement, on and after the Closing Date and during the remainder of the Commitment Period, the Issuing Lender shall, in its own name, on behalf of the Revolving Lenders, issue such Letters of Credit for the account of the Borrower or a Guarantor of Payment, as the Borrower may from time to time request. The Borrower shall not request any Letter of Credit (and the Issuing Lender shall not be obligated to issue any Letter of Credit) if, after giving effect thereto, (A) the Letter of Credit Exposure would exceed the Letter of Credit Commitment, or (B) the Revolving Credit Exposure would exceed the Revolving Credit Commitment. The issuance of each Letter of Credit shall confer upon each Revolving Lender the benefits and liabilities of a participation consisting of an undivided pro rata interest in the Letter of Credit to the extent of such Revolving Lender’s Applicable Commitment Percentage. (ii) Request for Letter of Credit. Each request for a Letter of Credit shall be delivered to the Administrative Agent (and to the Issuing Lender, if the Issuing Lender is a Lender other than the Administrative Agent) by an Authorized Officer not later than 11:00 A.M. (Eastern time) three Business Days prior to the date of the proposed issuance of the Letter of Credit (or such shorter period as may be acceptable to the Issuing Lender). Each such request shall be in a form reasonably acceptable to the Administrative Agent (and the Issuing Lender, if the Issuing Lender is a Lender other than the Administrative Agent) and shall specify the face amount thereof, whether such Letter of Credit is a commercial documentary or a standby Letter of Credit, the account party, the beneficiary, the requested date of issuance, amendment, renewal or extension, the expiry date thereof, and the nature of the transaction or obligation to be supported thereby. Concurrently with each such request, the Borrower, and any Guarantor of Payment for whose account the Letter of Credit is to be issued, shall execute and deliver to the Issuing Lender an appropriate application and agreement, being in the standard form of the Issuing Lender for such letters of credit, as amended to conform to the provisions of this Agreement if required by the Administrative Agent. The Administrative Agent shall give the Issuing Lender and each Revolving Lender notice of each such request for a Letter of Credit. (iii) Commercial Documentary Letters of Credit Fees. With respect to each Letter of Credit that shall be a commercial documentary letter of credit and the drafts thereunder, whether issued for the account of the Borrower or a Guarantor of Payment, the Borrower agrees to (A) pay to the Administrative Agent, for the pro rata benefit of the Revolving Lenders, a non-refundable commission based upon the face amount of such Letter of Credit, which shall be paid quarterly in arrears, on each Regularly Scheduled Payment Date, in an amount equal to the aggregate sum of the Letter of Credit Fee for such Letter of Credit for each day of such quarter; (B) pay to the Administrative Agent, for the sole benefit of the Issuing Lender, an additional Letter of Credit fee, which shall be paid on each date that such Letter of Credit is issued, amended or renewed, at the rate of one-eighth percent (1/8%) of the face amount of such Letter of Credit; and (C) pay to the Administrative Agent, for the sole benefit of the Issuing Lender, such other issuance, amendment, renewal, negotiation, draw, acceptance, telex, courier, postage and similar 33 transactional fees as are customarily charged by the Issuing Lender in respect of the issuance and administration of similar letters of credit under its fee schedule as in effect from time to time. (iv) Standby Letters of Credit Fees. With respect to each Letter of Credit that shall be a standby letter of credit and the drafts thereunder, if any, whether issued for the account of the Borrower or a Guarantor of Payment, the Borrower agrees to (A) pay to the Administrative Agent, for the pro rata benefit of the Revolving Lenders, a non- refundable commission based upon the face amount of such Letter of Credit, which shall be paid quarterly in arrears, on each Regularly Scheduled Payment Date, in an amount equal to the aggregate sum of the Letter of Credit Fee for such Letter of Credit for each day of such quarter; (B) pay to the Administrative Agent, for the sole benefit of the Issuing Lender, an additional Letter of Credit fee, which shall be paid on each date that such Letter of Credit is issued, amended or renewed at the rate of one-eighth percent (1/8%) of the face amount of such Letter of Credit; and (C) pay to the Administrative Agent, for the sole benefit of the Issuing Lender, such other issuance, amendment, renewal, negotiation, draw, acceptance, telex, courier, postage and similar transactional fees as are customarily charged by the Issuing Lender in respect of the issuance and administration of similar letters of credit under its fee schedule as in effect from time to time. (v) Refunding of Letters of Credit with Revolving Loans. Whenever a Letter of Credit shall be drawn, the Borrower shall promptly reimburse the Issuing Lender for the amount drawn. In the event that the amount drawn shall not have been reimbursed by the Borrower within one Business Day of the drawing of such Letter of Credit, the Borrower shall be deemed to have requested a Revolving Loan, subject to the provisions of Sections 2.2(a) and 2.6 hereof (other than the requirement set forth in Section 2.6(d) hereof), in the amount drawn. Such Revolving Loan shall be evidenced by the Revolving Credit Notes (or, if a Lender has not requested a Revolving Credit Note, by the records of the Administrative Agent and such Lender). Each Revolving Lender agrees to make a Revolving Loan on the date of such notice, subject to no conditions precedent whatsoever. Each Revolving Lender acknowledges and agrees that its obligation to make a Revolving Loan pursuant to Section 2.2(a) hereof when required by this subpart (v) shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of a Default or Event of Default, and that its payment to the Administrative Agent, for the account of the Issuing Lender, of the proceeds of such Revolving Loan shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever and whether or not the Revolving Credit Commitment shall have been reduced or terminated. The Borrower irrevocably authorizes and instructs the Administrative Agent to apply the proceeds of any borrowing pursuant to this subpart (v) to reimburse, in full (other than the Issuing Lender’s pro rata share of such borrowing), the Issuing Lender for the amount drawn on such Letter of Credit. Each such Revolving Loan shall be deemed to be a Base Rate Loan unless otherwise requested by and available to the Borrower hereunder. Each Revolving Lender is hereby authorized to record on its records relating to its Revolving Credit Note (or, if such Revolving Lender has not requested a Revolving Credit Note, its 34 records relating to Revolving Loans) such Revolving Lender’s pro rata share of the amounts paid and not reimbursed on the Letters of Credit. (vi) Participation in Letters of Credit. If, for any reason, the Administrative Agent (and the Issuing Lender if the Issuing Lender is a Revolving Lender other than the Administrative Agent) shall be unable to or, in the opinion of the Administrative Agent, it shall be impracticable to, convert any amount drawn under a Letter of Credit to a Revolving Loan pursuant to the preceding subsection, the Administrative Agent (and the Issuing Lender if the Issuing Lender is a Revolving Lender other than the Administrative Agent) shall have the right to request that each Revolving Lender fund a participation in the amount due with respect to such Letter of Credit, and the Administrative Agent shall promptly notify each Revolving Lender thereof (by facsimile or email (in each case confirmed by telephone) or telephone (confirmed in writing)). Upon such notice, but without further action, the Issuing Lender hereby agrees to grant to each Revolving Lender, and each Revolving Lender hereby agrees to acquire from the Issuing Lender, an undivided participation interest in the amount due with respect to such Letter of Credit in an amount equal to such Revolving Lender’s Applicable Commitment Percentage of the principal amount due with respect to such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Issuing Lender, such Revolving Lender’s ratable share of the amount due with respect to such Letter of Credit (determined in accordance with such Revolving Lender’s Applicable Commitment Percentage). Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in the amount due under any Letter of Credit that is drawn but not reimbursed by the Borrower pursuant to this subsection (vi) shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of a Default or Event of Default, and that each such payment shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever and whether or not the Revolving Credit Commitment shall have been reduced or terminated. Each Revolving Lender shall comply with its obligation under this subsection (vi) by wire transfer of immediately available funds, in the same manner as provided in Section 2.6 hereof with respect to Revolving Loans. Each Revolving Lender is hereby authorized to record on its records such Revolving Lender’s pro rata share of the amounts paid and not reimbursed on the Letters of Credit. (vii) Auto-Renewal Letters of Credit. If the Borrower so requests, a Letter of Credit shall have an automatic renewal provision; provided that any Letter of Credit that has an automatic renewal provision must permit the Administrative Agent (or the applicable Issuing Lender if the Issuing Lender is a Lender other than the Administrative Agent) to prevent any such renewal by giving prior notice to the beneficiary thereof not later than thirty (30) days prior to the renewal date of such Letter of Credit. Once any such Letter of Credit that has automatic renewal provisions has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the Administrative Agent (and the Issuing Lender) to permit at any time the renewal of such 35

Letter of Credit to an expiry date not later than one year after the last day of the Commitment Period. (viii) Letters of Credit Outstanding Beyond the Commitment Period. If any Letter of Credit is outstanding upon the termination of the Commitment, then, prior to such termination, the Borrower shall deposit with the Administrative Agent, for the benefit of the Issuing Lender, with respect to all outstanding Letters of Credit, either cash or a Supporting Letter of Credit, which, in each case, is (A) in an amount equal to one hundred five percent (105%) of the undrawn amount of the outstanding Letters of Credit, and (B) free and clear of all rights and claims of third parties. The cash shall be deposited in an escrow account at a financial institution designated by the Issuing Lender. The Issuing Lender shall be entitled to withdraw (with respect to the cash) or draw (with respect to the Supporting Letter of Credit) amounts necessary to reimburse the Issuing Lender for payments to be made under the Letters of Credit and any fees and expenses associated with such Letters of Credit, or incurred pursuant to the reimbursement agreements with respect to such Letters of Credit. The Borrower shall also execute such documentation as the Administrative Agent or the Issuing Lender may reasonably require in connection with the survival of the Letters of Credit beyond the Commitment or this Agreement. After expiration of all undrawn Letters of Credit, the Supporting Letter of Credit or the remainder of the cash, if any, as the case may be, shall promptly be returned to the Borrower. (ix) Requests for Letters of Credit When One or More Revolving Lenders Are Affected Lenders. No Letter of Credit shall be requested or issued hereunder if any Revolving Lender is at such time an Affected Lender hereunder, unless the Administrative Agent (and the Issuing Lender) has entered into satisfactory (to the Administrative Agent) arrangements with the Borrower or such Affected Lender to eliminate or mitigate the reimbursement risk with respect to such Affected Lender (including, without limitation, the posting of cash collateral). (x) Letters of Credit Issued and Outstanding When One or More Revolving Lenders Are Affected Lenders. With respect to any Letters of Credit that have been issued and are outstanding at the time any Revolving Lender is an Affected Lender, the Administrative Agent (and the Issuing Lender) shall have the right to require that the Borrower or such Affected Lender cash collateralize, in form and substance satisfactory to the Administrative Agent (and the Issuing Lender), such Affected Lender’s pro rata share of such Letters of Credit so as to eliminate or mitigate the reimbursement risk with respect to such Affected Lender. (c) Swing Loans. (i) Generally. Subject to the terms and conditions of this Agreement, during the Commitment Period, the Swing Line Lender shall make a Swing Loan or Swing Loans to the Borrower in such amount or amounts as the Borrower, through an Authorized Officer, may from time to time request and to which the Swing Line Lender may agree; provided that the Borrower shall not request any Swing Loan if, after giving 36 effect thereto, (A) the Revolving Credit Exposure would exceed the Revolving Credit Commitment, or (B) the Swing Line Exposure would exceed the Swing Line Commitment. Each Swing Loan shall be due and payable on the Swing Loan Maturity Date applicable thereto. Each Swing Loan shall be made in Dollars. (ii) Refunding of Swing Loans. If the Swing Line Lender so elects, by giving notice to the Borrower and the Revolving Lenders, the Borrower agrees that the Swing Line Lender shall have the right, in its sole discretion, to require that the then outstanding Swing Loans be refinanced as a Revolving Loan. Such Revolving Loan shall be a Base Rate Loan unless otherwise requested by and available to the Borrower hereunder. Upon receipt of such notice by the Borrower and the Revolving Lenders, the Borrower shall be deemed, on such day, to have requested a Revolving Loan in the principal amount of such Swing Loan in accordance with Sections 2.2(a) and 2.6 hereof (other than the requirement set forth in Section 2.6(d) hereof). Such Revolving Loan shall be evidenced by the Revolving Credit Notes (or, if a Revolving Lender has not requested a Revolving Credit Note, by the records of the Administrative Agent and such Revolving Lender). Each Revolving Lender agrees to make a Revolving Loan on the date of such notice, subject to no conditions precedent whatsoever. Each Revolving Lender acknowledges and agrees that such Revolving Lender’s obligation to make a Revolving Loan pursuant to Section 2.2(a) hereof when required by this subsection (ii) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of a Default or Event of Default, and that its payment to the Administrative Agent, for the account of the Swing Line Lender, of the proceeds of such Revolving Loan shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever and whether or not the Revolving Credit Commitment shall have been reduced or terminated. The Borrower irrevocably authorizes and instructs the Administrative Agent to apply the proceeds of any borrowing pursuant to this subsection (ii) to repay in full such Swing Loan. Each Revolving Lender is hereby authorized to record on its records relating to its Revolving Credit Note (or, if such Revolving Lender has not requested a Revolving Credit Note, its records relating to Revolving Loans) such Revolving Lender’s pro rata share of the amounts paid to refund such Swing Loan. (iii) Participation in Swing Loans. If, for any reason, the Swing Line Lender is unable to or, in the opinion of the Administrative Agent, it is impracticable to, convert any Swing Loan to a Revolving Loan pursuant to the subsection (ii) above, then on any day that a Swing Loan is outstanding (whether before or after the maturity thereof), the Administrative Agent shall have the right to request that each Revolving Lender fund a participation in such Swing Loan, and the Administrative Agent shall promptly notify each Revolving Lender thereof (by facsimile or email (in each case confirmed by telephone) or telephone (confirmed in writing)). Upon such notice, but without further action, the Swing Line Lender hereby agrees to grant to each Revolving Lender, and each Revolving Lender hereby agrees to acquire from the Swing Line Lender, an undivided participation interest in the right to share in the payment of such Swing Loan in an amount equal to such Revolving Lender’s Applicable Commitment Percentage of the principal amount of such Swing Loan. In consideration and in furtherance of the 37 foregoing, each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the benefit of the Swing Line Lender, such Revolving Lender’s ratable share of such Swing Loan (determined in accordance with such Revolving Lender’s Applicable Commitment Percentage). Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swing Loans pursuant to this subsection (iii) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever and whether or not the Revolving Credit Commitment shall have been reduced or terminated. Each Revolving Lender shall comply with its obligation under this subsection (iii) by wire transfer of immediately available funds, in the same manner as provided in Section 2.6 hereof with respect to Revolving Loans to be made by such Revolving Lender. (iv) Requests for Swing Loan When One or More Revolving Lenders Are Affected Lenders. No Swing Loan shall be requested or issued hereunder if any Revolving Lender is at such time an Affected Lender hereunder, unless the Administrative Agent has entered into satisfactory (to the Administrative Agent and the Swing Line Lender) arrangements with the Borrower or such Affected Lender to eliminate or mitigate the reimbursement risk with respect to such Affected Lender (including, without limitation, the posting of cash collateral). (v) Swing Loans Outstanding When One or More Revolving Lenders Are Affected Lenders. With respect to any Swing Loans that are outstanding at the time any Revolving Lender is an Affected Lender, the Administrative Agent shall have the right to require that the Borrower or such Affected Lender cash collateralize, in form and substance reasonably satisfactory to the Administrative Agent, such Affected Lender’s pro rata share of such Swing Loans so as to eliminate or mitigate the reimbursement risk with respect to such Affected Lender. Section 2.3. Term Loan Commitment. [Reserved.] Section 2.4. Interest. (a) Revolving Loans. (i) Base Rate Loan. The Borrower shall pay interest on the unpaid principal amount of a Revolving Loan that is a Base Rate Loan outstanding from time to time from the date thereof until paid at the Derived Base Rate from time to time in effect. Interest on such Base Rate Loan shall be payable, commencing March 31, 2019, and continuing on each Regularly Scheduled Payment Date thereafter and at the maturity thereof. (ii) Eurodollar Loans. The Borrower shall pay interest on the unpaid principal amount of each Revolving Loan that is a Eurodollar Loan outstanding from time to time, with the interest rate to be fixed in advance on the first day of the Interest Period 38 applicable thereto through the last day of the Interest Period applicable thereto, at the Derived Eurodollar Rate. Interest on such Eurodollar Loan shall be payable on each Interest Adjustment Date with respect to an Interest Period (provided that, if an Interest Period shall exceed three months, the interest must also be paid every three months, commencing three months from the beginning of such Interest Period). (b) Swing Loans. The Borrower shall pay interest to the Administrative Agent, for the sole benefit of the Swing Line Lender (and any Revolving Lender that shall have funded a participation in such Swing Loan), on the unpaid principal amount of each Swing Loan outstanding from time to time from the date thereof until paid at the Derived Base Rate from time to time in effect. Interest on each Swing Loan shall be payable on the Swing Loan Maturity Date applicable thereto. Each Swing Loan shall bear interest for a minimum of one day. (c) [Reserved]. (d) Default Rate. Anything herein to the contrary notwithstanding, if an Event of Default shall occur and be continuing, upon the election of the Administrative Agent or the Required Lenders (i) the principal of each Loan and the unpaid interest thereon shall bear interest, until paid, at the Default Rate, (ii) the fee for the aggregate undrawn amount of all issued and outstanding Letters of Credit shall be increased by two percent (2%) in excess of the rate otherwise applicable thereto, and (iii) in the case of any other amount not paid when due from the Borrower hereunder or under any other Loan Document, such amount shall bear interest at the Default Rate; provided that, during an Event of Default under Section 8.1 or 8.11 hereof, the applicable Default Rate shall apply without any election or action on the part of the Administrative Agent or any Lender. (e) Limitation on Interest. In no event shall the rate of interest hereunder exceed the maximum rate allowable by law. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (i) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations. Section 2.5. Evidence of Indebtedness. (a) Revolving Loans. Upon the request of a Revolving Lender, to evidence the obligation of the Borrower to repay the portion of the Revolving Loans made by such Revolving Lender and to pay interest thereon, the Borrower shall execute a Revolving Credit Note, payable to the order of such Revolving Lender in the principal amount equal to its Applicable 39

Commitment Percentage of the Revolving Amount, or, if less, the aggregate unpaid principal amount of Revolving Loans made by such Revolving Lender; provided that the failure of a Revolving Lender to request a Revolving Credit Note shall in no way detract from the Borrower’s obligations to such Revolving Lender hereunder. (b) Swing Loans. Upon the request of the Swing Line Lender, to evidence the obligation of the Borrower to repay the Swing Loans and to pay interest thereon, the Borrower shall execute a Swing Line Note, payable to the order of the Swing Line Lender in the principal amount of the Swing Line Commitment, or, if less, the aggregate unpaid principal amount of Swing Loans made by the Swing Line Lender; provided that the failure of the Swing Line Lender to request a Swing Line Note shall in no way detract from the Borrower’s obligations to the Swing Line Lender hereunder. Section 2.6. Notice of Loans and Credit Events; Funding of Loans. (a) Notice of Loans and Credit Events. The Borrower, through an Authorized Officer, shall provide to the Administrative Agent a Notice of Loan prior to (i) 11:00 A.M. (Eastern time) on the proposed date of borrowing of, or conversion of a Loan to, a Base Rate Loan, (ii) 11:00 A.M. (Eastern time) three Business Days prior to the proposed date of borrowing of, continuation of, or conversion of a Loan to, a Eurodollar Loan, and (iii) 2:00 P.M. (Eastern time) on the proposed date of borrowing of a Swing Loan (or such later time as agreed to from time to time by the Swing Line Lender). An Authorized Officer of the Borrower may verbally request a Loan, so long as a Notice of Loan is received by the end of the same Business Day, and, if the Administrative Agent or any Lender provides funds or initiates funding based upon such verbal request, the Borrower shall bear the risk with respect to any information regarding such funding that is later determined to have been incorrect. The Borrower shall comply with the notice provisions set forth in Section 2.2(b) hereof with respect to Letters of Credit. (b) Funding of Loans. The Administrative Agent shall notify the appropriate Lenders of the date, amount and Interest Period (if applicable) promptly upon the receipt of a Notice of Loan (other than for a Swing Loan, or a Revolving Loan to be funded as a Swing Loan), and, in any event, by 2:00 P.M. (Eastern time) on the date such Notice of Loan is received. On the date that the Credit Event set forth in such Notice of Loan is to occur, each such Lender shall provide to the Administrative Agent, not later than 3:00 P.M. (Eastern time), the amount in Dollars, in federal or other immediately available funds, required of it. If the Administrative Agent shall elect to advance the proceeds of such Loan prior to receiving funds from such Lender, the Administrative Agent shall have the right, upon prior notice to the Borrower, to debit any account of the Borrower or otherwise receive such amount from the Borrower, promptly after demand, in the event that such Lender shall fail to reimburse the Administrative Agent in accordance with this subsection (b). The Administrative Agent shall also have the right to receive interest from such Lender at the Federal Funds Effective Rate in the event that such Lender shall fail to provide its portion of the Loan on the date requested and the Administrative Agent shall elect to provide such funds. (c) Conversion and Continuation of Loans. 40

(i) At the request of the Borrower to the Administrative Agent, subject to the notice and other provisions of this Agreement, the appropriate Lenders shall convert a Base Rate Loan to one or more Eurodollar Loans at any time and shall convert a Eurodollar Loan to a Base Rate Loan on any Interest Adjustment Date applicable thereto. Swing Loans may be converted by the Swing Line Lender to Revolving Loans in accordance with Section 2.2(c)(ii) hereof. (ii) At the request of the Borrower to the Administrative Agent, subject to the notice and other provisions of this Agreement, the appropriate Lenders shall continue one or more Eurodollar Loans as of the end of the applicable Interest Period as a new Eurodollar Loan with a new Interest Period. (d) Minimum Amount for Loans. Each request for: (i) a Base Rate Loan shall be in an amount of not less than Five Hundred Thousand Dollars ($500,000), increased by increments of One Hundred Thousand Dollars ($100,000); (ii) a Eurodollar Loan shall be in an amount of not less than Five Hundred Thousand Dollars ($500,000), increased by increments of One Hundred Thousand Dollars ($100,000); and (iii) a Swing Loan may be in any amount as may be agreed to by the Swing Line Lender. (e) Interest Periods. The Borrower shall not request that Eurodollar Loans be outstanding for more than six different Interest Periods at the same time. (f) Advancing of Non Pro-Rata Revolving Loans. Notwithstanding anything in this Agreement to the contrary, if the Borrower requests a Revolving Loan pursuant to Section 2.6(a) hereof (and all conditions precedent set forth in Section 4.1 hereof are met) at a time when one or more Revolving Lenders are Defaulting Lenders, the Administrative Agent shall have the option, in its sole discretion, to require the non-Defaulting Lenders to honor such request by making a non pro-rata Revolving Loan to the Borrower in an amount equal to (i) the amount requested by the Borrower, minus (ii) the portions of such Revolving Loan that should have been made by such Defaulting Lenders. For purposes of such Revolving Loans, the Revolving Lenders that are making such Revolving Loan shall do so in an amount equal to their Applicable Commitment Percentages of the amount requested by the Borrower. For the avoidance of doubt, in no event shall the aggregate outstanding principal amount of Loans made by a Lender (other than Swing Loans made by the Swing Line Lender), when combined with such Lender’s pro rata share, if any, of the Letter of Credit Exposure and the Swing Line Exposure, be in excess of the Maximum Amount for such Lender. Section 2.7. Payment on Loans and Other Obligations. 41

(a) Payments Generally. Each payment made hereunder or under any other Loan Document by a Credit Party shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever. (b) Payments from Borrower. All payments (including prepayments) to the Administrative Agent of the principal of or interest on each Loan or other payment, including but not limited to principal, interest, fees or any other amount owed by the Borrower under this Agreement, shall be made in Dollars. All payments described in this subsection (b) shall be remitted to the Administrative Agent, at the address of the Administrative Agent for notices referred to in Section 11.4 hereof for the account of the appropriate Lenders (or the Issuing Lender or the Swing Line Lender, as appropriate) not later than 1:00 P.M. (Eastern time) on the due date thereof in immediately available funds. Any such payments received by the Administrative Agent (or the Issuing Lender or the Swing Line Lender) after 1:00 P.M. (Eastern time) shall be deemed to have been made and received on the next Business Day. (c) Payments to Lenders. Upon the Administrative Agent’s receipt of payments hereunder, the Administrative Agent shall immediately distribute to the appropriate Lenders (except with respect to Swing Loans, which shall be paid to the Swing Line Lender and any Lender that has funded a participation in the Swing Loans, or, with respect to Letters of Credit, certain of which payments shall be paid to the Issuing Lender) their respective ratable shares, if any, of the amount of principal, interest, and commitment and other fees received by the Administrative Agent for the account of such Lender. Payments received by the Administrative Agent shall be delivered to the Lenders in immediately available funds. Each appropriate Lender shall record any principal, interest or other payment, the principal amounts of Base Rate Loans, Eurodollar Loans, Swing Loans and Letters of Credit, all prepayments and the applicable dates, including Interest Periods, with respect to the Loans made, and payments received by such Lender, by such method as such Lender may generally employ; provided that failure to make any such entry shall in no way detract from the obligations of the Borrower under this Agreement or any Note. The aggregate unpaid amount of Loans, types of Loans, Interest Periods and similar information with respect to the Loans and Letters of Credit set forth on the records of the Administrative Agent shall, absent manifest error, be rebuttably presumptive evidence with respect to such information, including the amounts of principal, interest and fees owing to each Lender. (d) Timing of Payments. Whenever any payment to be made hereunder, including, without limitation, any payment to be made on any Loan, shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next Business Day and such extension of time shall in each case be included in the computation of the interest payable on such Loan; provided that, with respect to a Eurodollar Loan, if the next Business Day shall fall in the succeeding calendar month, such payment shall be made on the preceding Business Day and the relevant Interest Period shall be adjusted accordingly. (e) Affected Lenders. To the extent that the Administrative Agent receives any payments or other amounts for the account of a Revolving Lender that is an Affected Lender, at the discretion of the Administrative Agent, such Affected Lender shall be deemed to have requested that the Administrative Agent use such payment or other amount (or any portion 42 thereof, at the discretion of the Administrative Agent) first, to cash collateralize its unfunded risk participation in Swing Loans and the Letters of Credit pursuant to Sections 2.2(b)(vi), 2.2(c)(iii) and 2.6(b) hereof, and, with respect to any Defaulting Lender, second, to fulfill its obligations to make Loans. (f) Payment of Non Pro-Rata Revolving Loans. Notwithstanding anything in this Agreement to the contrary, at the sole discretion of the Administrative Agent, in order to pay Revolving Loans made to the Borrower that were not advanced pro rata by the Revolving Lenders, any payment of any Loan may first be applied to such Revolving Loans that were not advanced pro rata. Section 2.8. Prepayment. (a) Right to Prepay. (i) The Borrower shall have the right at any time or from time to time to prepay, on a pro rata basis for all of the appropriate Lenders (except with respect to Swing Loans, which shall be paid to the Swing Line Lender and any Revolving Lender that has funded a participation in such Swing Loan), all or any part of the principal amount of the Loans then outstanding, as designated by the Borrower, representing the obligations under any Specific Commitment with the proceeds of such prepayment to be distributed on a pro rata basis to the holders of the Specific Commitment being prepaid. Such payment shall include interest accrued on the amount so prepaid to the date of such prepayment and any amount payable under Article III hereof with respect to the amount being prepaid. Prepayments of Loans shall be without any premium or penalty, except as provided in Section 3.3 hereof with respect to Eurodollar Loans. Each prepayment of the Term Loan and the Additional Term Loan Facility (if any) shall be applied to the principal installments thereof in the inverse order of their respective maturities. (ii) The Borrower shall have the right, at any time or from time to time, to prepay, for the benefit of the Swing Line Lender (and any Revolving Lender that has funded a participation in such Swing Loan), all or any part of the principal amount of the Swing Loans then outstanding, as designated by the Borrower, plus interest accrued on the amount so prepaid to the date of such prepayment. (iii) Notwithstanding anything in this Section 2.8 or otherwise to the contrary, at the discretion of the Administrative Agent, in order to prepay Revolving Loans made to the Borrower that were not advanced pro rata by all of the Revolving Lenders, any prepayment of a Revolving Loan shall first be applied to Revolving Loans made by the Revolving Lenders during any period in which a Defaulting Lender or Insolvent Lender shall exist. (b) Notice of Prepayment. The Borrower shall give the Administrative Agent irrevocable written notice of prepayment of (i) a Base Rate Loan or Swing Loan by no later than 11:00 A.M. (Eastern time) on the Business Day on which such prepayment is to be made, and (ii) a Eurodollar Loan by no later than 1:00 P.M. (Eastern time) three Business Days before the 43

Business Day on which such prepayment is to be made. Swing Loans may be prepaid without advance notice if prepaid through a “sweep” cash management arrangement with the Administrative Agent. (c) Minimum Amount for Eurodollar Loans. Each prepayment of a Eurodollar Loan shall be in the principal amount of not less than the lesser of Five Hundred Thousand Dollars ($500,000), or the principal amount of such Loan, or, with respect to a Swing Loan, the principal balance of such Swing Loan, except in the case of a mandatory payment pursuant to Section 2.12(c) or Article III hereof. Section 2.9. Commitment and Other Fees. (a) Commitment Fee. The Borrower shall pay to the Administrative Agent, for the ratable account of the Revolving Lenders, as a consideration for the Revolving Credit Commitment, a commitment fee, for each day from the Closing Date through the last day of the Commitment Period, in an amount equal to (i) (A) the Revolving Amount at the end of such day, minus (B) the Revolving Credit Exposure at the end of such day, multiplied by (ii) the Applicable Commitment Fee Rate in effect on such day divided by three hundred sixty (360). The commitment fee shall be payable quarterly in arrears, commencing on March 31, 2019 and continuing on each Regularly Scheduled Payment Date thereafter, and on the last day of the Commitment Period. (b) Administrative Agent Fee. The Borrower shall pay to the Administrative Agent, for its sole benefit, the fees set forth in the Administrative Agent Fee Letter. Section 2.10. Modifications to Commitment. (a) Optional Reduction of Revolving Credit Commitment. The Borrower may at any time and from time to time permanently reduce in whole or ratably in part the Revolving Amount to an amount not less than the then existing Revolving Credit Exposure, by giving the Administrative Agent not fewer than three (3) Business Days’ written notice of such reduction, provided that any such partial reduction shall be in an aggregate amount, for all of the Lenders, of not less than Two Million Five Hundred Thousand Dollars ($2,500,000), increased in increments of Five Hundred Thousand Dollars ($500,000). The Administrative Agent shall promptly notify each Revolving Lender of the date of each such reduction and such Revolving Lender’s proportionate share thereof. After each such partial reduction, the commitment fees payable hereunder shall be calculated upon the Revolving Amount as so reduced. If the Borrower reduces in whole the Revolving Credit Commitment, on the effective date of such reduction (the Borrower having prepaid in full the unpaid principal balance, if any, of the Loans, together with all interest (if any) and commitment and other fees accrued and unpaid with respect thereto, and provided that no Letter of Credit Exposure or Swing Line Exposure shall exist), all of the Revolving Credit Notes shall be delivered to the Administrative Agent marked “Canceled” and the Administrative Agent shall redeliver such Revolving Credit Notes to the Borrower. Any partial reduction in the Revolving Amount shall be effective during the remainder of the Commitment Period. Upon each decrease of the Revolving Amount, the Total Commitment Amount shall be decreased by the same amount. 44

(b) Increase in Commitment. (i) At any time during the Commitment Increase Period, the Borrower may request that the Administrative Agent increase the Total Commitment Amount by (A) increasing the Revolving Amount, or (B) adding an additional term loan facility to this Agreement (the “Additional Term Loan Facility”) (which Additional Term Loan Facility shall be subject to subsection (c) below); provided that the aggregate amount of all increases (revolver and term) made pursuant to this subsection (b) shall not exceed Twenty-Five Million Dollars ($25,000,000) (the “Aggregate Increase Amount”). Each such request for an increase shall be in an amount of at least Five Million Dollars ($5,000,000), increased by increments of One Million Dollars ($1,000,000), and may be made by either (1) increasing, for one or more Lenders, with their prior written consent, their respective Revolving Credit Commitments, (2) adding a new commitment for one or more Lenders, with their prior written consent, with respect to the Additional Term Loan Facility, or (3) including one or more Additional Lenders, each with a new commitment (in a minimum amount of at least Five Million Dollars ($5,000,000)) under the Revolving Credit Commitment or the Additional Term Loan Facility, as a party to this Agreement (each an “Additional Commitment” and, collectively, the “Additional Commitments”). For clarification purposes, nothing contained in this Section 2.10(b) shall be construed as a commitment by any Lender to make any Additional Commitment and any such commitment by a Lender shall be at such Lender’s sole and absolute discretion. (ii) During the Commitment Increase Period, all of the Lenders agree that the Administrative Agent, in its sole discretion, may permit one or more Additional Commitments upon satisfaction of the following requirements: (A) each Additional Lender, if any, shall execute an Additional Lender Assumption Agreement, (B) the Administrative Agent shall provide to the Borrower and each Lender a revised Schedule 1 to this Agreement, including revised Applicable Commitment Percentages for each of the Lenders, if appropriate, at least three Business Days prior to the date of the effectiveness of such Additional Commitments (each an “Additional Lender Assumption Effective Date”), and (C) the Borrower shall execute and deliver to the Administrative Agent and the applicable Lenders such appropriate replacement or additional Revolving Credit Notes or Term Notes as shall be required by the Administrative Agent (if Notes have been requested by such Lender or Lenders). The Lenders hereby authorize the Administrative Agent to execute each Additional Lender Assumption Agreement on behalf of the Lenders. (iii) On each Additional Lender Assumption Effective Date with respect to the Specific Commitment being increased, as appropriate, the Lenders shall make adjustments among themselves with respect to the Loans then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to reallocate among the applicable Lenders such outstanding amounts, based on the revised Applicable Commitment Percentages and to otherwise carry out fully the intent and terms of this subsection (b) (and the Borrower shall pay to the applicable Lenders any amounts 45 that would be payable pursuant to Section 3.3 hereof if such adjustments among the applicable Lenders would cause a prepayment of one or more Eurodollar Loans). In connection therewith, it is understood and agreed that the Maximum Amount of any Lender will not be increased (or decreased except pursuant to subsection (a) above) without the prior written consent of such Lender. The Borrower shall not request any increase in the Total Commitment Amount pursuant to this subsection (b) if a Default or an Event of Default shall then exist, or, after giving pro forma effect to any such increase, would exist. At the time of any such increase, at the request of the Administrative Agent, the Credit Parties and the Lenders shall enter into an appropriate amendment to evidence such increase and to address related provisions as deemed necessary or appropriate by the Administrative Agent. Upon each increase of the Revolving Amount or addition of the Additional Term Loan Facility, the Total Commitment Amount shall be increased by the same amount. (c) Additional Term Loan Facility. (i) The Additional Term Loan Facility (A) shall rank pari passu in right of payment with the Revolving Loans and the Term Loan, (B) shall not mature earlier than the last day of the Commitment Period (but may have amortization prior to such date), and (C) shall be treated substantially the same as (and in any event no more favorably than) the Revolving Loans and the Term Loan, including, without limitation, similar amortization and interest for the Additional Term Loan Facility. (ii) The Additional Term Loan Facility may be added hereunder pursuant to an amendment or restatement (the “Additional Term Loan Facility Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender providing a commitment with respect to the Additional Term Loan Facility, each Additional Lender providing a commitment with respect to the Additional Term Loan Facility, and the Administrative Agent. Notwithstanding anything herein to the contrary, the Additional Term Loan Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of Section 2.10(b) and (c) hereof (including, without limitation, amendments to the definitions in this Agreement and Section 9.8 hereof for the purpose of treating such Additional Term Loan Facility pari passu with the other Loans). Section 2.11. Computation of Interest and Fees. With the exception of Base Rate Loans, interest on Loans, Letter of Credit fees, Related Expenses and commitment and other fees and charges hereunder shall be computed on the basis of a year having three hundred sixty (360) days and calculated for the actual number of days elapsed. With respect to Base Rate Loans, interest shall be computed on the basis of a year having three hundred sixty-five (365) days or three hundred sixty-six (366) days, as the case may be, and calculated for the actual number of days elapsed. Section 2.12. Mandatory Payments. 46

(a) Revolving Credit Exposure. If, at any time, the Revolving Credit Exposure shall exceed the Revolving Credit Commitment, the Borrower shall, as promptly as practicable, but in no event later than the next Business Day, pay an aggregate principal amount of the Revolving Loans sufficient to bring the Revolving Credit Exposure within the Revolving Credit Commitment. (b) Swing Line Exposure. If, at any time, the Swing Line Exposure shall exceed the Swing Line Commitment, the Borrower shall, as promptly as practicable, but in no event later than the next Business Day, pay an aggregate principal amount of the Swing Loans sufficient to bring the Swing Line Exposure within the Swing Line Commitment. (c) Mandatory Prepayments. The Borrower shall, until the Term Loan and the Additional Term Loan Facility (if any) are paid in full, make Mandatory Prepayments (each a “Mandatory Prepayment”) in accordance with the following provisions: (i) Sale of Assets. Upon any Non-Exempt Asset Sale, the Borrower shall make a Mandatory Prepayment, on the date of such Non-Exempt Asset Sale, in an amount equal to one hundred percent (100%) of the proceeds of such Non-Exempt Asset Sale (net of amounts required to pay taxes and reasonable costs, fees and expenses applicable to such Non-Exempt Asset Sale). (ii) Material Recovery Event. Within ten (10) Business Days after the occurrence of a Material Recovery Event, the Borrower shall furnish to the Administrative Agent written notice thereof. Within thirty (30) days after such Material Recovery Event, the Borrower shall notify the Administrative Agent of the Borrower’s determination as to whether or not to replace, rebuild or restore the affected property (a “Material Recovery Determination Notice”). If the Borrower decides not to replace, rebuild or restore such property, or if the Borrower has not delivered the Material Recovery Determination Notice within thirty (30) days after such Material Recovery Event, then the net proceeds of insurance paid in connection with such Material Recovery Event, when received, shall be paid to the Administrative Agent as a Mandatory Prepayment. If the Borrower decides to replace, rebuild or restore such property, then any such replacement, rebuilding or restoration must be (A) commenced within six (6) months of the date of the Material Recovery Event, and (B) substantially completed within twelve (12) months of such commencement date or such longer period of time necessary to complete the work with reasonable diligence and approved in writing by the Administrative Agent, in its reasonable discretion, with such casualty insurance proceeds and other funds available to the appropriate Companies for replacement, rebuilding or restoration of such property. Any amounts of such net insurance proceeds in connection with such Material Recovery Event not applied to the costs of replacement or restoration shall be applied as a Mandatory Prepayment. (iii) Additional Indebtedness. If, at any time, any of the Companies shall incur Indebtedness (other than Indebtedness permitted pursuant to Section 5.8 hereof), which Indebtedness shall not be incurred without the prior written consent of the Administrative 47

Agent and the Required Lenders, the Borrower shall make a Mandatory Prepayment, on the date that such Indebtedness is incurred, in an amount equal to one hundred percent (100%) of the net cash proceeds of such Indebtedness, net of costs and expenses related thereto. (d) Application of Mandatory Prepayments (i) Involving a Company Prior to an Event of Default. So long as no Event of Default shall have occurred, each Mandatory Prepayment required to be made pursuant to subsection (c) above shall be applied (A) first, on a pro rata basis among: (1) the Term Loan, and (2) the Additional Term Loan Facility, until paid in full, and (B) second, to any outstanding Revolving Loans. (ii) Involving a Company After an Event of Default. If a Mandatory Prepayment is required to be made pursuant to subsection (c) above at the time that an Event of Default shall have occurred, then such Mandatory Prepayment shall be paid by the Borrower to the Administrative Agent to be applied to the following, on a pro rata basis among: (A) the Revolving Amount (with payments to be made in the following order: Revolving Loans, Swing Loans, and to be held by the Administrative Agent in a special account as security for any Letter of Credit Exposure pursuant to subsection (iii) hereof), (B) the unpaid principal balance of the Term Loan, and (C) the unpaid principal balance of any Additional Term Loan Facility. Unless otherwise agreed by the Required Revolving Lenders, the Revolving Credit Commitment shall be permanently reduced by the amount of such Mandatory Prepayment allocated thereto, whether or not there shall be any Credit Exposure thereunder; provided that, if there shall be no Credit Exposure under any Specific Commitment, the then remaining Mandatory Prepayment shall be paid to the other Specific Commitments. (iii) Involving Letters of Credit. Any amounts to be distributed for application to a Revolving Lender’s liabilities with respect to any Letter of Credit Exposure as a result of a Mandatory Prepayment shall be held by the Administrative Agent in an interest bearing trust account (the “Special Trust Account”) as collateral security for such liabilities until a drawing on any Letter of Credit, at which time such amounts, together with interest accrued thereon, shall be released by the Administrative Agent and applied to such liabilities. If any such Letter of Credit shall expire without having been drawn upon in full, the amounts held in the Special Trust Account with respect to the undrawn portion of such Letter of Credit, together with interest accrued thereon, shall be applied by the Administrative Agent in accordance with the provisions of subsections (i) and (ii) above. (e) Mandatory Payments Generally. Unless otherwise designated by the Borrower, each Mandatory Prepayment made with respect to a Specific Commitment pursuant to subsection (a) or (c) above shall be applied in the following order: (i) first, to the outstanding Base Rate Loans, and (ii) second, to the outstanding Eurodollar Loans, provided that, in each case, if the outstanding principal amount of any Eurodollar Loan shall be reduced to an amount less than the minimum amount set forth in Section 2.6(d) hereof as a result of such prepayment, then such 48

Eurodollar Loan shall be converted into a Base Rate Loan on the date of such prepayment. Any prepayment of a Eurodollar Loan or Swing Loan pursuant to this Section 2.12 shall be subject to the prepayment provisions set forth in Article III hereof. Each Mandatory Prepayment made with regard to the Term Loan and the Additional Term Loan Facility (if any) shall be applied to the payments of principal in the inverse order of their respective maturities. For the avoidance of doubt, any amounts paid to the Borrower in settlement of (or as a judgment rendered in favor of the Borrower in connection with) pending litigation concerning the non-payment by Verizon Wireless of the Borrower’s inter-carrier compensation charges will not be subject to any mandatory prepayment or sweep requirements. Section 2.13. Swap Obligations Keepwell Provision. The Borrower, to the extent that it is an “eligible contract participant” as defined in the Commodity Exchange Act, hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party in order for such Credit Party to honor its obligations under the Loan Documents in respect of the Swap Obligations. The obligations of the Borrower under this Section 2.13 shall remain in full force and effect until all Secured Obligations are paid in full. The Borrower intends that this Section 2.13 constitute, and this Section 2.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. ARTICLE III. ADDITIONAL PROVISIONS RELATING TO EURODOLLAR LOANS; INCREASED CAPITAL; TAXES Section 3.1. Requirements of Law. (a) If, after the Closing Date, (i) the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by a Governmental Authority, or (ii) the compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority: (A) shall subject any Lender to any Taxes (other than (1) Indemnified Taxes, (2) Taxes described in subparts (b) through (d) of the definition of Excluded Taxes and (3) Connection Income Taxes) with respect to this Agreement, any Letter of Credit or any Eurodollar Loan made by it; (B) shall impose, modify or hold applicable any reserve, special deposit, insurance charge, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate; or (C) shall impose on such Lender any other condition; 49 and the result of any of the foregoing is to increase the cost to such Lender of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall pay to such Lender, promptly after receipt of a written request therefor, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection (a), such Lender shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event with reasonable detail by reason of which it has become so entitled. (b) If any Lender shall have determined that, after the Closing Date, the adoption of or any change in any Requirement of Law regarding capital adequacy or liquidity, or liquidity requirements, or in the interpretation or application thereof by a Governmental Authority or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy or liquidity (whether or not having the force of law) from any Governmental Authority shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder, or under or in respect of any Letter of Credit, to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration the policies of such Lender or such corporation with respect to capital adequacy and liquidity), then from time to time, upon submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor (which shall include the method for calculating such amount and reasonable detail with respect to such calculation), the Borrower shall promptly pay or cause to be paid to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction. (c) For purposes of this Section 3.1 and Section 3.5(a) hereof, the Dodd-Frank Act, any requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, or the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) under Basel III, and any rules, regulations, orders, requests, guidelines and directives adopted, promulgated or implemented in connection with any of the foregoing, regardless of the date adopted, issued, promulgated or implemented, are deemed to have been introduced and adopted after the Closing Date. (d) A certificate as to any additional amounts payable pursuant to this Section 3.1 together with a reasonably detailed calculation and description of such amounts contemplated by this Section 3.1, submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be rebuttably presumptive evidence as to such additional amounts. In determining any such additional amounts, such Lender may use any method of averaging and attribution that it (in its reasonable credit judgment) shall deem applicable. The obligations of the Borrower pursuant to this Section 3.1 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (e) Notwithstanding the foregoing, no Lender shall be entitled to any indemnification or reimbursement pursuant to this Section 3.1 to the extent such Lender has not made demand 50 therefore (as set forth above) within one year after the occurrence of the event giving rise to such entitlement or, if later, such Lender having knowledge of such event. Section 3.2. Taxes. (a) All payments made by any Credit Party under any Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.2), the Administrative Agent or applicable Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (b) As promptly as possible after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 3.2, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Administrative Agent. The Credit Parties shall indemnify the Administrative Agent and the appropriate Lenders promptly upon demand for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.2) payable or paid by the Administrative Agent or such Lender or required to be withheld or deducted from a payment to the Administrative Agent or such Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Credit Party by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (c) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.2 (including by the payment of additional amounts pursuant to this Section 3.2), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.2 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (c) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such 51 indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection (c), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection (c) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (d) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.2(e)(ii)(A) and (ii)(B) and Section 3.2(f) below) shall not be required if such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (e) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person: (i) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (ii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (A) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party (1) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN-E 52 establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty, and (2) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, executed originals of IRS Form W-8ECI; (C) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (1) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”), and (2) executed originals of IRS Form W-8BEN-E; or (D) to the extent a Foreign Lender is not the Beneficial Owner, executed originals of IRS Form W-8IMY (latest version), accompanied by IRS Form W-8ECI (latest version), IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G -3, IRS Form W 9, and/or other certification documents from each Beneficial Owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G -4 on behalf of each such direct and indirect partner; and (iii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made. (f) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably 53 requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this subsection (f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) For the purposes of this Section 3.2, (i) the term “Lender” includes any Issuing Lender, and (ii) the term “applicable law” includes FATCA. (h) The agreements in this Section 3.2 shall survive the termination of the Loan Documents and the payment of the Loans and all other amounts payable hereunder. Section 3.3. Funding Losses. The Borrower agrees to indemnify each Lender, promptly after receipt of a written request therefor, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice (including a written or verbal notice that is subsequently revoked) requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurodollar Loans after the Borrower has given a notice (including a written or verbal notice that is subsequently revoked) thereof in accordance with the provisions of this Agreement, (c) the making of a prepayment of a Eurodollar Loan on a day that is not the last day of an Interest Period applicable thereto, or (d) any conversion of a Eurodollar Loan to a Base Rate Loan on a day that is not the last day of an Interest Period applicable thereto. Such indemnification shall be in an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amounts so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) or the applicable Swing Loan Maturity Date in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the appropriate London interbank market, along with any administration fee charged by such Lender. A certificate as to any amounts payable pursuant to this Section 3.3 submitted to the Borrower (with a copy to the Administrative Agent) by any Lender, together with a reasonably detailed calculation and description of such amounts, shall be rebuttably presumptive evidence as to such amounts. The obligations of the Borrower pursuant to this Section 3.3 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 54

Section 3.4. Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.1 or 3.2(a) hereof with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office (or an affiliate of such Lender, if practical for such Lender) for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage; and provided, further, that nothing in this Section 3.4 shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 3.1 or 3.2(a) hereof. Section 3.5. Eurodollar Rate Lending Unlawful; Inability to Determine Rate. (a) If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Administrative Agent, be conclusive and binding on the Borrower) that, after the Closing Date, (i) the introduction of or any change in or in the interpretation of any law makes it unlawful, or (ii) any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert (if permitted pursuant to this Agreement) any Loan into, a Eurodollar Loan, the obligations of such Lender to make, continue or convert into any such Eurodollar Loan shall, upon such determination, be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding Eurodollar Loans payable to such Lender shall automatically convert (if conversion is permitted under this Agreement) into a Base Rate Loan, or be repaid (if no conversion is permitted) at the end of the then current Interest Periods with respect thereto or sooner, if required by law or such assertion. (b) If the Administrative Agent or the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Loan, or that the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain such Eurodollar Loan shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of such Eurodollar Loan or, failing that, will be deemed to have converted such request into a request for a borrowing of a Base Rate Loan in the amount specified therein. (c) Notwithstanding the foregoing, in the event the Administrative Agent determines in good faith (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 3.5(b) hereof have arisen and such circumstances are unlikely to be temporary, (ii) Thomson Reuters or Bloomberg (or any Person that takes over the administration of such rate) discontinues its administration and publication of interest settlement rates for deposits in Dollars, or (iii) the supervisor for the administrator of the interest settlement rate described in Section 3.5(b) hereof or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which such 55 interest settlement rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall seek to jointly agree upon an alternate rate of interest to the Eurodollar Rate that gives due consideration to the then-prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and the Administrative Agent and the Borrower shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 11.3 hereof, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this Section 3.5(c), (y) any request pursuant to this Agreement that requests the conversion to, or continuation of, any Eurodollar Loan shall be ineffective and any such Eurodollar Loan shall be continued as or converted to, as the case may be, a Base Rate Loan, and (z) if any request is made for a Eurodollar Loan, such Loan shall be made as a Base Rate Loan. If the alternate rate of interest determined pursuant to this Section 3.5(c) shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Section 3.6. Replacement of Lenders. The Borrower shall be permitted to replace any Lender that requests reimbursement for amounts owing pursuant to Section 3.1 or 3.2(a) hereof, or asserts its inability to make a Eurodollar Loan pursuant to Section 3.5 hereof; provided that (a) such replacement does not conflict with any Requirement of Law, (b) no Default or Event of Default shall have occurred and be continuing at the time of such replacement, (c) prior to any such replacement, such Lender shall have taken no action under Section 3.4 hereof so as to eliminate the continued need for payment of amounts owing pursuant to Section 3.1 or 3.2(a) hereof or, if it has taken any action, such request has still been made, (d) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement and assume all commitments and obligations of such replaced Lender, (e) the Borrower shall be liable to such replaced Lender under Section 3.3 hereof if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (f) the replacement Lender, if not already a Lender, shall be satisfactory to the Administrative Agent, (g) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 11.10 hereof (provided that the Borrower (or the succeeding Lender, if such Lender is willing) shall be obligated to pay the assignment fee referred to therein), and (h) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 3.1 or 3.2(a) hereof, as the case may be; provided that a Lender shall not be required to make any such assignment if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to replace such Lender cease to apply. Section 3.7. Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of such Lender’s Loans in any manner such Lender deems to be appropriate; it being understood, however, that for the purposes of this Agreement all 56 determinations hereunder shall be made as if such Lender had actually funded and maintained each Eurodollar Loan during the applicable Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period. ARTICLE IV. CONDITIONS PRECEDENT Section 4.1. Conditions to Each Credit Event. The obligation of the Lenders, the Issuing Lender and the Swing Line Lender to participate in any Credit Event shall be conditioned, in the case of each Credit Event, upon the following: (a) all conditions precedent as listed in Section 4.3 hereof required to be satisfied prior to the first Credit Event after the Restatement Date shall have been satisfied prior to or as of such Credit Event; (b) the Borrower shall have submitted a Notice of Loan (or with respect to a Letter of Credit, complied with the provisions of Section 2.2(b)(ii) hereof) and otherwise complied with Section 2.6 hereof; (c) no Default or Event of Default shall then exist or immediately after such Credit Event would exist; and (d) each of the representations and warranties contained in Article VI hereof shall be true in all material respects as if made on and as of the date of such Credit Event, except to the extent that any thereof expressly relate to an earlier date. Each request by the Borrower for a Credit Event shall be deemed to be a representation and warranty by the Borrower as of the date of such request as to the satisfaction of the conditions precedent specified in subsections (c) and (d) above. Section 4.2. Deliveries Made in Connection with the Original Credit Agreement. The Borrower delivered the following documentation in connection with the Original Credit Agreement: (a) Guaranties of Payment. Each Guarantor of Payment executed and delivered to the Administrative Agent a Guaranty of Payment. (b) Security Agreements. Each Guarantor of Payment executed and delivered to the Administrative Agent a Security Agreement and such other documents or instruments as required by the Administrative Agent to create or perfect the Liens of the Administrative Agent in the assets of such Guarantor of Payment. (c) Pledge Agreements. The Borrower and each other Credit Party that has a Subsidiary executed and delivered to the Administrative Agent, for the benefit of the Lenders, a Pledge Agreement with respect to the Pledged Securities. 57

(d) Intellectual Property Security Agreements. Each Credit Party that owns federally registered intellectual property executed and delivered to the Administrative Agent, for the benefit of the Lenders, an Intellectual Property Security Agreement. (e) Lien Searches. With respect to the property owned or leased by each Credit Party, and any other property securing the Obligations, the Borrower delivered to the Administrative Agent (i) the results of Uniform Commercial Code lien searches, reasonably satisfactory to the Administrative Agent and the Lenders, (ii) the results of federal and state tax lien and judicial lien searches, reasonably satisfactory to the Administrative Agent and the Lenders, and (iii) Uniform Commercial Code termination statements reflecting termination of all U.C.C. Financing Statements previously filed by any Person and not expressly permitted pursuant to Section 5.9 hereof. (f) Officer’s Certificate, Resolutions, Organizational Documents. The Borrower delivered to the Administrative Agent an officer’s certificate (or comparable domestic or foreign documents) certifying the names of the officers of each Credit Party authorized to sign the Loan Documents, together with the true signatures of such officers and certified copies of (i) the resolutions of the board of directors (or comparable domestic or foreign documents) of such Credit Party evidencing approval of the execution, delivery and performance of the Loan Documents and the execution and performance of other Related Writings to which such Credit Party is a party, and the consummation of the transactions contemplated thereby, and (ii) the Organizational Documents of such Credit Party. (g) Good Standing and Full Force and Effect Certificates. The Borrower delivered to the Administrative Agent a good standing certificate or full force and effect certificate (or comparable document, if neither certificate is available in the applicable jurisdiction), as the case may be, for each Credit Party, issued on or about the Closing Date by the Secretary of State (or by a comparable official, if such certificates are not issued by the Secretary of State in the applicable jurisdiction) in the state or states where such Credit Party is incorporated or formed. (h) Legal Opinion. The Borrower delivered to the Administrative Agent an opinion of counsel for the Borrower and each other Credit Party. (i) Financial Reports. The Borrower delivered to the Administrative Agent (i) internally prepared financial statements of the Borrower for the fiscal quarter ended June 30, 2016, and (ii) audited financial statements of the Borrower for the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013; in each case, prepared on a Consolidated basis, and (iii) all management letters and reports prepared by independent public accountants for the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013. (j) Pro-Forma Projections. The Borrower delivered to the Administrative Agent annual pro-forma projections of financial statements (which report shall include balance sheets and statements of income (loss) and cash-flow) of the Borrower for the fiscal year ending December 31, 2016, prepared on a Consolidated basis. 58

(k) Quality of Earnings Report. The Borrower delivered to the Administrative Agent a copy of a quality of earnings report. (l) Advertising Permission Letter. The Borrower delivered to the Administrative Agent an advertising permission letter, authorizing the Administrative Agent to publicize the transaction and specifically to use the name of the Borrower in connection with “tombstone” advertisements in one or more publications selected by the Administrative Agent. (m) Closing Certificate. The Borrower delivered to the Administrative Agent and the Lenders an officer’s certificate certifying that, as of the Closing Date, (i) all conditions precedent set forth in Sections 4.1 and 4.2 have been satisfied, (ii) no Default or Event of Default exists or immediately after the first Credit Event will exist, and (iii) each of the representations and warranties contained in Article VI hereof are true and correct as of the Closing Date. (n) Pledged Securities. The Borrower and each other Credit Party that has a Subsidiary (i) executed and delivered to the Administrative Agent, for the benefit of the Lenders, appropriate transfer powers for each of the Pledged Securities that are certificated, and (ii) delivered to the Administrative Agent, for the benefit of the Lenders, the Pledged Securities (to the extent such Pledged Securities are certificated). (o) Solvency Certificate. The Borrower delivered to the Administrative Agent a solvency certificate, certifying that the Borrower was Solvent as of the first Credit Event after the Closing Date, taking into account the fair value of its assets and any rights of contribution. (p) Control Agreements. The Borrower delivered to the Administrative Agent an executed Control Agreement for each Deposit Account and each Securities Account maintained by a Credit Party (other than (i) Excluded Accounts, (ii) Deposit Accounts and Securities Accounts where the Administrative Agent or any other Lender is depository bank or securities intermediary, or (iii) to the extent such Credit Party would not be required to deliver a Control Agreement for such Deposit Account pursuant to Section 5.21(c) hereof). (q) Landlords’ Waivers. The Borrower delivered a Landlord’s Waiver for each location of a Credit Party where any of the collateral securing any part of the Obligations is located, unless such location is owned by the Company that owns the collateral located there; provided that the Borrowers were not required to deliver a Landlord’s Waiver if such Credit Party would not be required to deliver a Landlord’s Waiver pursuant to Section 5.21(d) hereof. Section 4.3. Conditions to Restatement. The Borrower shall cause the following conditions to be satisfied on or prior to the Restatement Date: (a) Notes as Requested. The Borrower shall have executed and delivered to (i) each Revolving Lender requesting a Revolving Credit Note such Revolving Lender’s Revolving Credit Note, and (ii) the Swing Line Lender the Swing Line Note, if requested by the Swing Line Lender. 59

(b) Confirmation of Loan Documents. Each Credit Party that executed and delivered a Loan Document in connection with the Original Credit Agreement, shall have executed and delivered to the Administrative Agent a confirmation agreement with respect to such Loan Document, in form and substance satisfactory to the Administrative Agent. (c) Officer’s Certificate, Resolutions, Organizational Documents. The Borrower shall have delivered to the Administrative Agent an officer’s certificate (or comparable domestic or foreign documents) certifying the names of the officers of each Credit Party authorized to sign the Loan Documents, together with the true signatures of such officers and certified copies of (i) the resolutions of the board of directors (or comparable domestic or foreign documents) of such Credit Party evidencing approval of the execution, delivery and performance of the Loan Documents and the execution and performance of other Related Writings to which such Credit Party is a party, and the consummation of the transactions contemplated thereby, and (ii) the Organizational Documents of such Credit Party. (d) Closing Officer’s Certificate. The Borrower shall have delivered to the Administrative Agent and the Lenders an officer’s certificate certifying that, as of the Restatement Date, (i) all conditions precedent set forth in Section 4.3 have been satisfied, (ii) no Default or Event of Default exists, and (iii) each of the representations and warranties contained in Article VI hereof are true and correct as of the Restatement Date. (e) Fees and Expenses. The Borrower shall have (i) paid to the Administrative Agent, any fees required to be paid to the Administrative Agent pursuant to the Administrative Agent Fee Letter, and (ii) paid all reasonable expenses of the Administrative Agent (including properly documented legal fees) in connection with this Agreement and the other Loan Documents. (f) No Material Adverse Change. No material adverse change, in the reasonable opinion of the Administrative Agent, shall have occurred in the financial condition, operations or prospects of the Companies, taken as a whole, since December 31, 2017. (g) Miscellaneous. The Borrower shall have provided to the Administrative Agent and the Lenders such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent or the Lenders. Section 4.4. Post-Closing Conditions. On or before each of the dates specified in this Section 4.4 (unless a longer period is agreed to in writing by the Administrative Agent), the Borrower shall satisfy each of the following items specified in the subsections below: (a) Legal Opinion. No later than thirty (30) days after the Restatement Date, the Borrower shall have delivered to the Administrative Agent an opinion of counsel for the Borrower and each other Credit Party, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders. ARTICLE V. COVENANTS 60

Section 5.1. Insurance. Each Company shall at all times maintain insurance upon its Inventory, Equipment and other personal and real property (including, if applicable, insurance required by the National Flood Insurance Reform Act of 1994) in such form, written by such companies, in such amounts, for such periods, and against such risks as is customarily maintained by comparable companies engaged in the same or similar lines of business, with provisions reasonably satisfactory to the Administrative Agent for, with respect to Credit Parties, payment of all losses thereunder to the Administrative Agent, for the benefit of the Lenders, and such Company as their interests may appear (with lender’s loss payable and additional insured endorsements, as appropriate, in favor of the Administrative Agent, for the benefit of the Lenders), and, if required by the Administrative Agent, the Borrower shall furnish copies of the policies to the Administrative Agent. Any such policies of insurance shall provide for no fewer than thirty (30) days prior written notice of cancellation to the Administrative Agent and the Lenders. Any sums received by the Administrative Agent, for the benefit of the Lenders, in payment of insurance losses, returns, or unearned premiums under the policies shall be applied as set forth in Section 2.12(b) and (c) hereof. The Administrative Agent is hereby authorized to act as attorney-in-fact for the Companies, after the occurrence and during the continuance of an Event of Default, in obtaining, adjusting, settling and canceling such insurance and indorsing any drafts. In the event of failure to provide such insurance as herein provided, the Administrative Agent may, at its option, provide such insurance and the Borrower shall pay to the Administrative Agent, upon demand, the cost thereof. Should the Borrower fail to pay such sum to the Administrative Agent upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the Default Rate. Within ten (10) days of the Administrative Agent’s written request, the Borrower shall furnish to the Administrative Agent such information about the insurance of the Companies as the Administrative Agent may from time to time reasonably request, which information shall be prepared in form and detail reasonably satisfactory to the Administrative Agent and certified by a Financial Officer. Section 5.2. Money Obligations. Each Company shall pay in full (a) prior in each case to the date when penalties would attach, all material taxes, assessments and governmental charges and levies (except only those so long as and to the extent that the same shall be contested in good faith by appropriate and timely proceedings and for which adequate provisions have been established in accordance with GAAP) for which it may be or become liable or to which any or all of its properties may be or become subject; (b) all of its material wage obligations to its employees in compliance with the Fair Labor Standards Act (29 U.S.C. §§ 206-207) or any comparable provisions (except for non-compliance being contested in good faith by appropriate and timely proceedings); and (c) all of its other material obligations calling for the payment of money (except only those so long as and to the extent that nonpayment of the same would not cause a Material Adverse Effect) before such payment becomes overdue. Section 5.3. Financial Statements and Information. (a) Quarterly Financials. The Borrower shall deliver to the Administrative Agent and the Lenders, within forty-five (45) days after the end of the first three quarterly periods of each fiscal year of the Borrower (or, if earlier, within five days after the date on which the Borrower shall be required to submit its Form 10-Q), balance sheets of the Companies as of the end of such 61 period and statements of income (loss), stockholders’ equity and cash flow for the quarter and fiscal year to date periods, all prepared on a Consolidated basis, in form and detail satisfactory to the Administrative Agent and the Lenders and certified by a Financial Officer; provided that delivery of a Form 10-Q filed by the Borrower with the SEC that includes the financial statements required hereunder shall be deemed to satisfy the requirements of this subsection (a). (b) Annual Audit Report. The Borrower shall deliver to the Administrative Agent and the Lenders, within one hundred twenty (120) days after the end of each fiscal year of the Borrower (or, if earlier, within five days after the date on which the Borrower shall be required to submit its Form 10-K), an annual audit report of the Companies for that year prepared on a Consolidated basis, in form and detail reasonably satisfactory to the Administrative Agent and the Lenders and certified by an unqualified opinion of an independent public accountant reasonably satisfactory to the Administrative Agent, which report shall include balance sheets and statements of income (loss), stockholders’ equity and cash-flow for that period; provided that delivery of a Form 10-K filed by the Borrower with the SEC that includes the financial statements required hereunder shall be deemed to satisfy the requirements of this subsection (b). (c) Compliance Certificate. The Borrower shall deliver a Compliance Certificate to the Administrative Agent and the Lenders, concurrently with the delivery (or deemed delivery) of the financial statements set forth in subsections (a) and (b) above. (d) Management Reports. The Borrower shall deliver to the Administrative Agent and the Lenders, concurrently with the delivery of the quarterly and annual financial statements set forth in subsections (a) and (b) above, a copy of any management report, letter or similar writing furnished to the Companies by the accountants in respect of the systems, operations, financial condition or properties of the Companies. (e) Pro-Forma Projections. The Borrower shall deliver to the Administrative Agent and the Lenders, within sixty (60) days after the end of each fiscal year of the Borrower, annual pro-forma projections of the Companies for the then current fiscal year, to be in form and detail reasonably satisfactory to the Administrative Agent. (f) Financial Information of the Companies. The Borrower shall deliver to the Administrative Agent and the Lenders, promptly upon the written request of the Administrative Agent or any Lender, such other information about the financial condition, properties and operations of any Company as the Administrative Agent or such Lender may from time to time reasonably request, which information shall be submitted in form and detail reasonably satisfactory to the Administrative Agent or such Lender and certified by a Financial Officer of the Company or Companies in question. Section 5.4. Financial Records. Each Company shall at all times maintain true and complete, in all material respects, records and books of account, including, without limiting the generality of the foregoing, appropriate provisions for possible losses and liabilities, all in accordance with GAAP, and at all reasonable times (during normal business hours and upon reasonable notice to such Company) permit the Administrative Agent or any Lender, or any 62 representative of the Administrative Agent or such Lender, to examine such Company’s books and records and to make excerpts therefrom and transcripts thereof. Section 5.5. Franchises; Change in Business. (a) Each Company (other than a Dormant Subsidiary) shall preserve and maintain at all times its existence, and its material rights and franchises necessary for its business, except as otherwise permitted pursuant to Section 5.12 hereof. (b) No Company shall engage in any business if, as a result thereof, the general nature of the businesses of the Companies taken as a whole would be substantially changed from the general nature of the businesses the Companies are engaged in on the Closing Date, together with businesses reasonably similar or related thereto. Section 5.6. ERISA Pension and Benefit Plan Compliance. No Company shall incur any material accumulated funding deficiency within the meaning of ERISA, or any material liability to the PBGC, established thereunder in connection with any ERISA Plan. The Borrower shall furnish to the Administrative Agent and the Lenders (a) as soon as possible and in any event within thirty (30) days after any Company knows or has reason to know that any material Reportable Event with respect to any ERISA Plan has occurred, a statement of a Financial Officer of such Company, setting forth details as to such Reportable Event and the action that such Company proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the PBGC if a copy of such notice is available to such Company, and (b) promptly after receipt thereof, a copy of any material notice such Company, or any member of the Controlled Group may receive from the PBGC or the Internal Revenue Service with respect to any ERISA Plan administered by such Company; provided that this latter clause shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service or to letters or notices with respect to an ERISA Plan, which do not threaten a material liability of any Company. The Borrower shall promptly notify the Administrative Agent of any material taxes assessed, proposed to be assessed or that the Borrower has reason to believe may be assessed against a Company by the Internal Revenue Service with respect to any ERISA Plan. As used in this Section 5.6 and in Section 6.11 hereof, “material” means the measure of a matter of significance that shall be determined as being an amount equal to five percent (5%) of Consolidated Net Worth. As soon as practicable, and in any event within twenty (20) days, after any Company shall become aware that an ERISA Event shall have occurred, such Company shall provide the Administrative Agent with notice of such ERISA Event with a certificate by a Financial Officer of such Company setting forth the details of the event and the action such Company or another Controlled Group member proposes to take with respect thereto. The Borrower shall, at the reasonable request of the Administrative Agent or any Lender, deliver or cause to be delivered to the Administrative Agent or such Lender, as the case may be, true and correct copies of any documents relating to the ERISA Plan, excluding any documents providing information regarding individual participants or the disclosure of which would reasonably be expected to violate applicable law. Section 5.7. Financial Covenants. 63

(a) Minimum Liquidity Amount. The Borrower shall not suffer or permit, at any time on and after the Restatement Date, the Liquidity Amount to be less than Fifteen Million Dollars ($15,000,000). (b) Minimum CPaaS Revenue. The Borrower shall not suffer or permit, for the most recently completed fiscal quarter of the Borrower on and after the Restatement Date, the aggregate total of CPaaS Revenue during such fiscal quarter to be less than Consolidated Funded Indebtedness as of the last day of such fiscal quarter. Section 5.8. Borrowing. No Company shall create, incur or have outstanding any Indebtedness of any kind; provided that this Section 5.8 shall not apply to the following: (a) the Loans, the Letters of Credit and any other Indebtedness under this Agreement; (b) any loans granted to, or Capitalized Lease Obligations entered into by, any Company for the purchase or lease of fixed assets (and refinancings of such loans or Capitalized Lease Obligations), which loans and Capitalized Lease Obligations shall only be secured by the fixed assets being purchased or leased, so long as the aggregate principal amount of all such loans and Capitalized Lease Obligations for all Companies shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) at any time outstanding; (c) the Indebtedness existing on the Closing Date, in addition to the other Indebtedness permitted to be incurred pursuant to this Section 5.8, as set forth in Schedule 5.8 hereto (and any extension, renewal or refinancing thereof but only to the extent that the principal amount thereof does not increase after the Closing Date); (d) loans to, and guaranties of Indebtedness of, a Company from a Company so long as each such Company is a Credit Party; (e) loans to, and guaranties of Indebtedness of, a Company that is not a Credit Party from a Credit Party so long as such loans and guaranties are permitted under Section 5.11 hereof; (f) Indebtedness under any Hedge Agreement, so long as such Hedge Agreement shall have been entered into in the ordinary course of business and not for speculative purposes; (g) unsecured Indebtedness resulting from the financing of insurance premiums (with the insurance company providing such financing) in the ordinary course of business and consistent with past business practices of such Company; (h) other unsecured Indebtedness, in addition to the Indebtedness listed above, in an aggregate principal amount for all Companies not to exceed One Million Dollars ($1,000,000) at any time outstanding; and (i) guarantees by any Company of any of the Indebtedness permitted under (a) through (i) above. 64

Section 5.9. Liens. No Company shall create, assume or suffer to exist (upon the happening of a contingency or otherwise) any Lien upon any of its property or assets, whether now owned or hereafter acquired; provided that this Section 5.9 shall not apply to the following: (a) Liens for taxes not yet due or that are being actively contested in good faith by appropriate proceedings and for which adequate reserves shall have been established in accordance with GAAP; (b) other statutory Liens, including, without limitation, statutory Liens of landlords, carriers, warehousemen, utilities, mechanics, repairmen, workers and materialmen, incidental to the conduct of its business or the ownership of its property and assets that (i) were not incurred in connection with the incurring of Indebtedness or the obtaining of advances or credit, and (ii) do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; (c) any Lien granted to the Administrative Agent, for the benefit of the Lenders (and affiliates thereof); (d) the Liens existing on the Closing Date as set forth in Schedule 5.9 hereto and replacements, extensions, renewals, refundings or refinancings thereof, but only to the extent that the amount of debt secured thereby, and the amount and description of the property subject to such Liens, shall not be increased; (e) Liens on deposits and purchase money Liens on fixed assets securing the loans and Capitalized Lease Obligations pursuant to Section 5.8(b) hereof, provided that such Lien is limited to the purchase price and only attaches to the property being acquired and deposits made in connection with such purchases; (f) easements or other minor defects or irregularities in title of real property not interfering in any material respect with the use of such property in the business of any Company; (g) any interest or title of, or Liens created by, a lessor under any leases or subleases entered into by any Company, as tenant, in the ordinary course of business; (h) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights, including Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the U.C.C.; (i) Liens solely on earnest money deposits made by the Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement executed in connection with a transaction permitted by this Agreement; (j) Liens arising from precautionary U.C.C. Financing Statement filings regarding operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business; 65

(k) Liens securing the financing of insurance premiums (with the insurance company providing such financing) in the ordinary course of business and consistent with past business practices of such Company; (l) pledges, deposits and other Liens securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty, workmen’s compensation or liability insurance in an aggregate principal amount not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000); (m) an agreement to transfer any property in a disposition permitted under Section 5.12 hereof, to the extent that such an agreement may constitute a Lien, and Liens on earnest money deposits of cash or Cash Equivalents made by the Companies in connection with any Disposition permitted under Section 5.12 hereof; (n) any encumbrance or restriction with respect to the equity interests of any joint venture or similar arrangement created after the Closing Date and pursuant to the joint venture or similar agreements with respect to such joint venture or similar arrangements permitted under this Agreement; (o) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.8 hereof; or (p) other Liens, in addition to the Liens listed above, not incurred in connection with the incurring of Indebtedness, securing amounts, in the aggregate for all Companies, not to exceed Fifty Thousand Dollars ($50,000) at any time. No Company shall enter into any contract or agreement (other than (i) a contract or agreement entered into in connection with the purchase or lease of fixed assets that prohibits Liens on such fixed assets, (ii) customary provisions in joint venture agreements restricting liens on joint venture assets (to the extent joint ventures are permitted by this Agreement), (iii) customary provisions in licenses of intellectual property that restrict the creation of liens entered into in the ordinary course of business, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest entered into in the ordinary course of business, and (v) customary restrictions and conditions contained in any agreement relating to the sale of any asset permitted under Section 5.12 hereof pending the consummation of such sale) that would prohibit the Administrative Agent or the Lenders from acquiring a security interest, mortgage or other Lien on, or a collateral assignment of, any of the property or assets of such Company. Section 5.10. Regulations T, U and X. No Company shall take any action that would result in any non-compliance of the Loans or Letters of Credit with Regulations T, U or X, or any other applicable regulation, of the Board of Governors of the Federal Reserve System. Section 5.11. Investments, Loans and Guaranties. No Company shall (a) create, acquire or hold any Subsidiary, (b) make or hold any investment in any stocks, bonds or securities of any kind, (c) be or become a party to any joint venture or other partnership, (d) make or keep 66 outstanding any advance or loan to any Person, or (e) be or become a Guarantor of any kind (other than a Guarantor of Payment under the Loan Documents); provided that this Section 5.11 shall not apply to the following: (i) any endorsement of a check or other medium of payment for deposit or collection through normal banking channels or similar transaction in the normal course of business; (ii) investments in Cash Equivalents; (iii) Permitted Investments; (iv) the holding of each of the Subsidiaries listed on Schedule 6.1 hereto, and the creation, acquisition and holding of and any investment in any new Subsidiary after the Closing Date so long as such new Subsidiary shall have been created, acquired or held, and investments made, in accordance with the terms and conditions of this Agreement; (v) loans to, investments in and guaranties of the Indebtedness (permitted under Section 5.8(d) hereof) of, a Company from or by a Company so long as each such Company is a Credit Party; (vi) any loans by a Company (that is not a Credit Party) to, investments by a Company (that is not a Credit Party) in, and guaranties by a Company (that is not a Credit Party) of Indebtedness of, another Company; (vii) any advance or loan to an officer or employee of a Company as an advance on commissions, travel and other items in the ordinary course of business, so long as all such advances and loans (other than through use of company credit cards or similar purchase cards) from all Companies aggregate not more than the maximum principal sum of Five Hundred Thousand Dollars ($500,000) at any time outstanding; (viii) any loans by a Credit Party to, investments by a Credit Party in, and guaranties by a Credit Party of Indebtedness of, a Company that is not a Credit Party, so long as the aggregate amount thereof shall not exceed Five Hundred Thousand Dollars ($500,000) at any time outstanding; (ix) the holdings of any stock or equity interest that remains following the sale or other disposition of a Company (or a majority interest therein) permitted by Section 5.12 hereof; (x) guarantees that constitute Indebtedness permitted under Section 5.8 hereof; (xi) accounts receivable arising and trade credit granted in the ordinary course of business and securities of account debtors received in satisfaction or partial satisfaction 67 thereof from financially troubled account debtors or pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors; (xii) guaranties by a Company of operating leases (other than Capitalized Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into by a Company in the ordinary course of business; or (xiii) investments in the nature of Acquisitions to the extent permitted under Section 5.13 hereof. For purposes of this Section 5.11, the amount of any investment in equity interests shall be based upon the initial amount invested and shall not include any appreciation in value or return on such investment but shall take into account repayments, redemptions and return of capital. Section 5.12. Merger and Sale of Assets. No Company shall merge, amalgamate or consolidate with any other Person, or sell, lease or transfer or otherwise dispose of any assets to any Person other than in the ordinary course of business, except that, if no Default or Event of Default shall then exist or immediately thereafter shall begin to exist: (a) a Company (other than the Borrower) may merge with (i) the Borrower (provided that the Borrower shall be the continuing or surviving Person) or (ii) any one or more Guarantors of Payment (provided that at least one Guarantor of Payment shall be the continuing or surviving Person); (b) a Company (other than the Borrower) may sell, lease, transfer or otherwise dispose of any of its assets to (i) the Borrower or (ii) any Guarantor of Payment; (c) a Company (other than a Credit Party) may merge with or sell, lease, transfer or otherwise dispose of any of its assets to any other Company; (d) a Company may sell, lease, transfer or otherwise dispose of any assets that are obsolete or no longer useful in such Company’s business; (e) Acquisitions may be effected in accordance with the provisions of Section 5.13 hereof; and (f) a Company may terminate a lease of real or personal property that is not necessary for the ordinary course of business, could not reasonably be expected to have a Material Adverse Effect and does not result from a Company’s default. Section 5.13. Acquisitions. No Company shall effect an Acquisition; provided that a Company may effect an Acquisition so long as such Acquisition meets all of the following requirements: 68

(a) in the case of an Acquisition that involves a merger, amalgamation or other combination including the Borrower, the Borrower shall be the surviving entity; (b) in the case of an Acquisition that involves a merger, amalgamation or other combination including a Credit Party (other than the Borrower), a Credit Party shall be the surviving entity; (c) the business to be acquired shall be similar to, or related to, or incidental to the lines of business of the Companies; (d) the Companies shall be in full compliance with the Loan Documents both prior to and after giving pro forma effect to such Acquisition; (e) no Default or Event of Default shall exist prior to or, after giving pro forma effect to such Acquisition, thereafter shall begin to exist; (f) the aggregate Consideration paid or to be payable for all such Acquisitions after the Restatement Date does not exceed Twenty-Five Million Dollars ($25,000,000); and (g) such Acquisition is not actively opposed by the board of directors (or similar governing body) of the selling Persons or the Persons whose equity interests are to be acquired. Section 5.14. Notice. The Borrower shall cause a Financial Officer to promptly notify the Administrative Agent and the Lenders, in writing, whenever any of the following shall occur: (a) a Default or Event of Default has occurred hereunder or any representation or warranty made in Article VI hereof or elsewhere in this Agreement or in any Related Writing for any reason ceases in any material respect to be true and complete; (b) the Borrower learns of a litigation or proceeding against the Borrower before a court, administrative agency or arbitrator that would reasonably be expected to have a Material Adverse Effect; or (c) the Borrower learns that there has occurred or begun to exist any event, condition or thing that is reasonably likely to have a Material Adverse Effect. Section 5.15. Restricted Payments. No Company shall make or commit itself to make any Restricted Payment at any time, except that: (a) so long as no Default or Event of Default shall then exist or, after giving pro forma effect to such payment, thereafter shall begin to exist, the Borrower may pay customary and reasonable directors’ fees to directors who are not employees of a Company or an Affiliate, in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) in any fiscal year; and 69

(b) the Borrower may make Capital Distributions, in addition to the Capital Distributions permitted pursuant to subsection (a) above, in an aggregate amount not to exceed Five Million Dollars ($5,000,000), so long as (i) no Default or Event of Default shall then exist or, after giving pro forma effect to such payment, thereafter shall begin to exist and (ii) the Borrower shall be in compliance with the financial covenants set forth in Section 5.7 hereof, both prior to and after giving pro forma effect to such payment. Section 5.16. Environmental Compliance. Each Company shall comply in all material respects with any and all Environmental Laws and Environmental Permits including, without limitation, all Environmental Laws in jurisdictions in which such Company owns or operates a facility or site, arranges for disposal or treatment of hazardous substances, solid waste or other wastes, accepts for transport any hazardous substances, solid waste or other wastes or holds any interest in real property or otherwise. The Borrower shall furnish to the Administrative Agent and the Lenders, promptly after receipt thereof, a copy of any notice any Company may receive from any Governmental Authority or private Person, or otherwise, that any material litigation or proceeding pertaining to any environmental, health or safety matter has been filed or is threatened against such Company, any real property in which such Company holds any interest or any past or present operation of such Company. No Company shall allow the release or disposal of hazardous waste, solid waste or other wastes on, under or to any real property in which any Company holds any ownership interest or performs any of its operations, in violation of any material provision of Environmental Law. As used in this Section 5.16, “litigation or proceeding” means any demand, claim, notice, suit, suit in equity action, administrative action, investigation or inquiry whether brought by any Governmental Authority or private Person, or otherwise. The Borrower shall defend, indemnify and hold the Administrative Agent and the Lenders harmless against all properly documented costs, expenses, claims, damages, penalties and liabilities of every kind or nature whatsoever (including attorneys’ fees) arising out of or resulting from the noncompliance of any Company with any Environmental Law. Such indemnification shall survive any termination of this Agreement. Section 5.17. Affiliate Transactions. No Company shall, directly or indirectly, enter into or permit to exist any transaction or series of transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate (other than a Company that is a Credit Party) on terms that shall be less favorable to such Company than those that might be obtained at the time in a transaction with a Person that is not an Affiliate; provided that the foregoing shall not prohibit (a) the payment of customary and reasonable directors’ fees to directors who are not employees of a Company or an Affiliate; (b) any employment agreement, employee benefit plan, stock option plan, officer, director, consultant or employee indemnification agreement (and the payment of indemnities and fees pursuant to such arrangements) or any similar arrangement entered into by a Company in the ordinary course of business; (c) loans to employees or officers to the extent permitted under this Agreement; (d) any transactions (i) less than an aggregate of One Hundred Thousand Dollars ($100,000) during any calendar year; or (ii) in respect of which the Borrower delivers to the Administrative Agent (for delivery to the Lenders) a letter addressed to the Board of Directors of the Borrower from an account, appraisal or investment banking firm, in each case of nationally recognized standing that is (A) in the good faith determination of the Borrower qualified to render such letter, and (B) reasonably satisfactory to the Administrative Agent, which letter 70 states that such transaction is on terms that are no less favorable to the Borrower or such Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate; or (e) the transactions contemplated by any of the Employee Matters Agreement, the Facilities Sharing Agreement, the Master Services Agreement, the Tax Sharing Agreement, and the Transition Services Agreements, each between the Borrower and Republic Wireless, Inc. and dated as of November 30, 2016. Section 5.18. Use of Proceeds. The Borrower’s use of the proceeds of the Loans shall be for working capital and other general corporate purposes of the Companies, for the refinancing of existing Indebtedness, for Acquisitions permitted hereunder and to fund certain Capital Distributions, and for certain fees and expenses associated with the transactions contemplated by this Agreement. The Borrower will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (a) (i) to fund activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise); or (b) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of Anti- Corruption Laws. Section 5.19. Corporate Names and Locations of Collateral. No Company shall (a) change its corporate name, or (b) change its state, province or other jurisdiction, or form of organization, or extend or continue its existence in or to any other jurisdiction (other than its jurisdiction of organization at the date of this Agreement); unless, in each case, the Borrower shall have provided the Administrative Agent with at least thirty (30) days prior written notice thereof. The Borrower shall also provide the Administrative Agent with at least thirty (30) days prior written notification of (i) any change in any location where any material amount of a Company’s Inventory or Equipment is maintained, and any new locations where any material amount of a Company’s Inventory or Equipment is to be maintained; (ii) any change in the location of the office where any Company’s records pertaining to its Accounts are kept; (iii) the location of any new places of business and the changing or closing of any of its existing places of business; and (iv) any change in the location of any Company’s chief executive office. In the event of any of the foregoing or if otherwise deemed reasonably appropriate by the Administrative Agent, the Administrative Agent is hereby authorized to file new U.C.C. Financing Statements describing the Collateral and otherwise in form and substance sufficient for recordation wherever necessary or appropriate, as determined in the Administrative Agent’s sole discretion, to perfect or continue perfected the security interest of the Administrative Agent, for the benefit of the Lenders, in the Collateral. The Borrower shall pay all filing and recording fees and taxes in connection with the filing or recordation of such U.C.C. Financing Statements and security interests and shall promptly reimburse the Administrative Agent therefor if the Administrative Agent pays the same. Such amounts not so paid or reimbursed shall be Related Expenses hereunder. Section 5.20. Subsidiary Guaranties, Security Documents and Pledge of Stock or Other Ownership Interest. 71

(a) Guaranties and Security Documents. Each Subsidiary (other than (i) a Subsidiary that is a Dormant Subsidiary, or (ii) a CFC or a Subsidiary that is held directly or indirectly by a CFC) created, acquired or held subsequent to the Closing Date, shall promptly execute and deliver to the Administrative Agent, for the benefit of the Lenders, a Guaranty of Payment (or a Guaranty of Payment Joinder) of all of the Obligations and a Security Agreement (or a Security Agreement Joinder), such agreements to be prepared by the Administrative Agent and in form and substance acceptable to the Administrative Agent, along with any such other supporting documentation, Security Documents, corporate governance and authorization documents, and an opinion of counsel as may reasonably be deemed necessary or advisable by the Administrative Agent. With respect to a Subsidiary that has been classified as a Dormant Subsidiary, at such time that such Subsidiary no longer meets the requirements of a Dormant Subsidiary, the Borrower shall provide to the Administrative Agent prompt written notice thereof, and shall provide, with respect to such Subsidiary, all of the documents referenced in the foregoing sentence. (b) Pledge of Stock or Other Ownership Interest. With respect to the creation or acquisition of a Subsidiary (other than any direct or indirect Subsidiary of a CFC) after the Closing Date, the Borrower shall deliver to the Administrative Agent, for the benefit of the Lenders, all of the share certificates (or other evidence of equity) owned by a Credit Party pursuant to the terms of a Pledge Agreement prepared by the Administrative Agent and in form and substance satisfactory to the Administrative Agent, and executed by the appropriate Credit Party; provided that no such pledge shall include shares of voting capital stock or other voting equity interests of any Foreign Subsidiary that is a CFC in excess of sixty-five percent (65%) of the total outstanding shares of voting capital stock or other voting equity interest of such Foreign Subsidiary, whether held directly or indirectly through a disregarded entity. (c) Perfection or Registration of Interest in Foreign Shares. With respect to any foreign shares pledged to the Administrative Agent, for the benefit of the Lenders, on or after the Closing Date, the Administrative Agent shall at all times, in the discretion of the Administrative Agent or the Required Lenders, have the right to perfect, at the Borrower’s cost, payable upon request therefor (including, without limitation, any foreign counsel, or foreign notary, filing, registration or similar, fees, costs or expenses), its security interest in such shares in the respective foreign jurisdiction. Such perfection may include the requirement that the applicable Company promptly execute and deliver to the Administrative Agent a separate pledge document (prepared by the Administrative Agent and in form and substance satisfactory to the Administrative Agent), covering such equity interests, that conforms to the requirements of the applicable foreign jurisdiction, together with an opinion of local counsel as to the perfection of the security interest provided for therein, and all other documentation necessary or desirable to effect the foregoing and to permit the Administrative Agent to exercise any of its rights and remedies in respect thereof. Notwithstanding the foregoing, such perfection shall not be required if, in the reasonable judgment of Administrative Agent and the Borrower, the burden, cost or consequences of creating or perfecting such pledges or security interests in such assets is excessive in relation to the benefits to be obtained therefrom by the Administrative Agent and Lenders. 72

Section 5.21. Collateral. Each Credit Party shall: (a) at all reasonable times and, except after the occurrence of an Event of Default, upon reasonable notice, allow the Administrative Agent by or through any of the Administrative Agent’s officers, agents, employees, attorneys or accountants to (i) examine, inspect and make extracts from such Credit Party’s books and other records, including, without limitation, the tax returns of such Credit Party, (ii) arrange for verification of such Credit Party’s Accounts, under reasonable procedures, directly with Account Debtors or by other methods, and (iii) examine and inspect such Credit Party’s Inventory and Equipment, wherever located; (b) promptly furnish to the Administrative Agent upon request (i) additional statements and information with respect to the Collateral, and all writings and information relating to or evidencing any of such Credit Party’s Accounts (including, without limitation, computer printouts or typewritten reports listing the mailing addresses of all present Account Debtors), and (ii) any other writings and information as the Administrative Agent may reasonably request; (c) promptly notify the Administrative Agent in writing of the existence of any Deposit Account or Securities Account of any Credit Party, and promptly (or prior to or simultaneously with the creation of any new Deposit Account or Securities Account) provide for the execution of a Deposit Account Control Agreement or Securities Account Control Agreement with respect thereto, if required by the Administrative Agent; provided that no Credit Party shall be required to deliver a Deposit Account Control Agreement or Securities Account Control Agreement (i) with respect to any Excluded Account, or (ii) so long as (A) the aggregate balance in each Deposit Account (that is not an Excluded Account) that is not subject to a Control Agreement does not exceed One Hundred Thousand Dollars ($100,000) at any time, and (B) the aggregate balance in all Deposit Accounts (that are not Excluded Accounts) that are not subject to a Control Agreement does not exceed Five Hundred Thousand Dollars ($500,000) at any time; (d) promptly notify the Administrative Agent in writing whenever the Equipment or Inventory of a Company, valued in excess of One Hundred Thousand Dollars ($100,000), is located at a location of a third party (other than another Company) that is not covered by an executed Landlord’s Waiver, Bailee’s Waiver, Processor’s Waiver, Consignee’s Waiver or similar document with respect thereto, and deliver to the Administrative Agent an executed Landlord’s Waiver, Bailee’s Waiver, Processor’s Waiver, Consignee’s Waiver or similar document with respect thereto or notice that may be required by the Administrative Agent; (e) promptly notify the Administrative Agent in writing of any information that the Credit Parties have or may receive with respect to the Collateral that might reasonably be determined to materially and adversely affect the value thereof or the rights of the Administrative Agent with respect thereto; (f) maintain such Credit Party’s Equipment (other than Equipment that is obsolete or no longer useful in the Borrower’s business) in good operating condition and repair, ordinary wear and tear excepted, making all necessary replacements in management’s reasonable 73 judgment and in the ordinary course of business thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved; (g) deliver to the Administrative Agent, to hold as security for the Secured Obligations, all certificated Investment Property owned by a Credit Party and constituting Collateral, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent, or in the event such Investment Property is in the possession of a Securities Intermediary or credited to a Securities Account (other than an Excluded Account), execute with the related Securities Intermediary a Securities Account Control Agreement over such Securities Account in favor of the Administrative Agent, for the benefit of the Lenders, in form and substance satisfactory to the Administrative Agent; (h) provide to the Administrative Agent, on a quarterly basis (as necessary), a list of any patents, trademarks or copyrights that have been federally registered by the Borrower or a Domestic Subsidiary during such quarter, and provide for the execution of an appropriate Intellectual Property Security Agreement; and (i) upon request of the Administrative Agent, promptly take such action and promptly make, execute and deliver all such additional and further items, deeds, assurances, instruments and any other writings as the Administrative Agent may from time to time deem necessary or appropriate, including, without limitation, chattel paper, to carry into effect the intention of this Agreement, or so as to completely vest in and ensure to the Administrative Agent and the Lenders their respective rights hereunder and in or to the Collateral. Each Credit Party hereby authorizes the Administrative Agent, on behalf of the Lenders, to file U.C.C. Financing Statements or other appropriate notices with respect to the Collateral. If certificates of title or applications for title are issued or outstanding with respect to any of the Inventory or Equipment of any Credit Party constituting Collateral, such Credit Party shall, upon request of the Administrative Agent, (i) execute and deliver to the Administrative Agent a short form security agreement, prepared by the Administrative Agent and in form and substance reasonably satisfactory to the Administrative Agent, and (ii) deliver such certificate or application to the Administrative Agent and cause the interest of the Administrative Agent, for the benefit of the Lenders, to be properly noted thereon. Each Credit Party hereby authorizes the Administrative Agent or the Administrative Agent’s designated agent (but without obligation by the Administrative Agent to do so) to incur Related Expenses (whether prior to, upon, or subsequent to any Default or Event of Default), and the Borrower shall promptly repay, reimburse, and indemnify the Administrative Agent and the Lenders for any and all Related Expenses. If any Credit Party fails to keep and maintain its Equipment (other than Equipment that is obsolete or no longer useful in the Borrower’s business) in good operating condition, ordinary wear and tear excepted, the Administrative Agent may (but shall not be required to) so maintain or repair all or any part of such Credit Party’s Equipment and the cost thereof shall be a Related Expense. All Related Expenses are payable to the Administrative Agent upon demand therefor; the Administrative Agent may, at its option, debit Related Expenses directly to any Deposit Account of a Company located at the Administrative Agent or the Revolving Loans. 74

Section 5.22. Property Acquired Subsequent to the Closing Date and Right to Take Additional Collateral. The Borrower shall provide the Administrative Agent with prompt written notice with respect to any real or personal property (other than in the ordinary course of business and excluding Accounts, Inventory, Equipment and General Intangibles and other property acquired in the ordinary course of business) acquired by any Company subsequent to the Closing. In addition to any other right that the Administrative Agent and the Lenders may have pursuant to this Agreement or otherwise, upon written request of the Administrative Agent, whenever made, the Borrower shall, and shall cause each Guarantor of Payment to, grant to the Administrative Agent, for the benefit of the Lenders, as additional security for the Secured Obligations, a first Lien on any real property (with a fair market value in excess of One Million Dollars ($1,000,000)) or personal property of the Borrower and each Guarantor of Payment (other than for Excluded Property, leased equipment or equipment subject to a purchase money security interest in which the lessor or purchase money lender of such equipment holds a first priority security interest, in which case, the Administrative Agent shall have the right to obtain a security interest junior only to such lessor or purchase money lender), including, without limitation, such property acquired subsequent to the Closing Date, in which the Administrative Agent does not have a first priority Lien; provided that, if, at any time, the Companies own real property that is not subject to a mortgage and that has an aggregate fair market value of greater than One Million Dollars ($1,000,000), the Borrower shall promptly, upon written request of the Administrative Agent, cause one or more Companies to grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in such real property, so that the aggregate fair market value of owned real property of the Companies that is not subject to a mortgage is less than or equal to One Million Dollars ($1,000,000). The Borrower agrees that, within ten (10) days after the date of such written request, to secure all of the Secured Obligations by delivering to the Administrative Agent security agreements, intellectual property security agreements, pledge agreements, mortgages (or deeds of trust, if applicable) or other documents, instruments or agreements or such thereof as the Administrative Agent may reasonably require with respect to any of the Credit Parties. The Borrower shall pay all recordation, legal and other expenses in connection therewith. Section 5.23. Restrictive Agreements. Except as set forth in this Agreement, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) make, directly or indirectly, any Capital Distribution to the Borrower, (b) make, directly or indirectly, loans or advances or capital contributions to the Borrower or (c) transfer, directly or indirectly, any of the properties or assets of such Subsidiary to the Borrower; except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) customary non-assignment provisions in leases or other agreements entered in the ordinary course of business and consistent with past practices, (iii) customary restrictions in security agreements or mortgages securing Indebtedness, or capital leases, of a Company to the extent such restrictions shall only restrict the transfer of the property subject to such security agreement, mortgage or lease, or (iv) any encumbrance or restriction with respect to the equity interests of any joint venture or similar arrangement created after the Closing Date and pursuant to the joint venture or similar agreements with respect to such joint venture or similar arrangements permitted under this Agreement. 75

Section 5.24. Other Covenants and Provisions. In the event that any Company shall enter into, or shall have entered into, any Material Indebtedness Agreement, wherein the financial covenants contained therein shall be more restrictive than the financial covenants set forth herein, then the Companies shall immediately be bound hereunder (without further action) by such more restrictive financial covenants with the same force and effect as if such financial covenants were written herein for so long as such Material Indebtedness Agreement remains in effect. In addition to the foregoing, the Borrower shall provide prompt written notice to the Administrative Agent of the creation or existence of any Material Indebtedness Agreement that has such more restrictive financial covenants, and shall, within fifteen (15) days thereafter (if requested by the Administrative Agent), execute and deliver to the Administrative Agent an amendment to this Agreement that incorporates such more restrictive financial covenants, with such amendment to be in form and substance satisfactory to the Administrative Agent. Section 5.25. FCC Approval. Each Company agrees to cooperate with, and take such action as reasonably requested by, the Administrative Agent in order to obtain from the FCC such approval as may be necessary to enable the Administrative Agent and the Lenders to exercise and enjoy the full rights and benefits granted to them by this Agreement, including the use of such Company’s commercially reasonable efforts to assist in obtaining the approval of the FCC for any action or transaction contemplated by this Agreement for which such approval is required by law. Section 5.26. Amendment of Organizational Documents. Without the prior written consent of the Administrative Agent, no Company shall (a) amend its Organizational Documents in any manner adverse to the Lenders, or (b) amend its Organizational Documents to change its name or state, province or other jurisdiction of organization, or its form of organization. Section 5.27. Fiscal Year of the Borrower. The Borrower shall not change the date of its fiscal year-end without the prior written consent of the Administrative Agent and the Required Lenders. As of the Closing Date, the fiscal year end of the Borrower is December 31 of each year. Section 5.28. Banking Relationship. No later than eighteen (18) months after the Restatement Date, and until payment in full of the Obligations, the Borrower shall maintain its primary banking, depository and cash management relationship with the Administrative Agent or any other Lender. Section 5.29. Further Assurances. The Borrower shall, and shall cause each other Credit Party to, promptly upon request by the Administrative Agent, or the Required Lenders through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments related to any of the collateral securing the Secured Obligations as the Administrative Agent, or the Required Lenders through the Administrative Agent, may reasonably require from time to time in order to carry out more effectively the purposes of the Loan Documents. 76

ARTICLE VI. REPRESENTATIONS AND WARRANTIES Section 6.1. Corporate Existence; Subsidiaries; Foreign Qualification. Each Company is duly organized, validly existing, and in good standing (or comparable concept in the applicable jurisdiction) under the laws of its state or jurisdiction of incorporation or organization, and is duly qualified and authorized to do business and is in good standing (or comparable concept in the applicable jurisdiction) as a foreign entity in the jurisdictions set forth opposite its name on Schedule 6.1 hereto, which are all of the states or jurisdictions where the character of its property or its business activities makes such qualification necessary, except where a failure to so qualify would not reasonably be expected to have a Material Adverse Effect. Schedule 6.1 hereto sets forth, as of the Restatement Date, each Subsidiary of the Borrower (and whether such Subsidiary is a Dormant Subsidiary), its state (or jurisdiction) of formation, its relationship to the Borrower, including the percentage of each class of stock or other equity interest owned by a Company, each Person that owns the stock or other equity interest of each Company, its tax identification number, the location of its chief executive office and its principal place of business. Except as set forth on Schedule 6.1 hereto, as of the Restatement Date, the Borrower, directly or indirectly, owns all of the equity interests of each of its Subsidiaries. Section 6.2. Corporate Authority. Each Credit Party has the right and power and is duly authorized and empowered to enter into, execute and deliver the Loan Documents to which it is a party and to perform and observe the provisions of the Loan Documents. The Loan Documents to which each Credit Party is a party have been duly authorized and approved by such Credit Party’s board of directors or other governing body, as applicable, and are the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles (regardless of, whether enforcement is sought in equity or at law). The execution, delivery and performance of the Loan Documents do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Liens permitted under Section 5.9 hereof) upon any assets or property of any Company under the provisions of, such Company’s Organizational Documents or any material agreement to which such Company is a party. Section 6.3. Compliance with Laws and Contracts. Each Company: (a) holds permits, certificates, licenses, orders, registrations, franchises, authorizations, and other approvals from any Governmental Authority necessary for the conduct of its business and is in compliance with all applicable laws relating thereto, except where the failure to do so would not have a Material Adverse Effect; (b) is in compliance with all federal, state, local, or foreign applicable statutes, rules, regulations, and orders including, without limitation, those relating to environmental protection, occupational safety and health, and equal employment practices, except where the failure to be in compliance would not have a Material Adverse Effect; 77

(c) is not in violation of or in default under any agreement to which it is a party or by which its assets are subject or bound, except with respect to any violation or default that would not have a Material Adverse Effect; (d) has ensured that no Company, or to the knowledge of any Company, any director, officer, agent, employee or affiliate of a Company, is a Person that is, or is owned or controlled by Persons that are (i) the subject of any Sanctions, or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions; (e) is in compliance with all applicable Bank Secrecy Act (“BSA”) and anti-money laundering laws and regulations; and (f) has ensured that no Company or, to the knowledge of any Company, any director, officer, agent, employee or other person acting on behalf of a Company has taken any action, directly or indirectly, that would result in a violation by such persons of Anti-Corruption Laws, and the Credit Parties have instituted and maintain policies and procedures designed to ensure continued compliance therewith; and (g) is in compliance with the Patriot Act. Section 6.4. Litigation and Administrative Proceedings. Except as disclosed on Schedule 6.4 hereto, there are (a) no lawsuits, actions, investigations, examinations or other proceedings pending or, to the knowledge of the Borrower, threatened against any Company, or in respect of which any Company may have any liability, in any court or before or by any Governmental Authority, arbitration board, or other tribunal that could reasonably be expected to have a Material Adverse Effect, (b) no orders, writs, injunctions, judgments, or decrees of any court or Governmental Authority to which any Company is a party or by which the property or assets of any Company are bound that could reasonably be expected to have a Material Adverse Effect, and (c) no grievances, disputes, or controversies outstanding with any union or other organization of the employees of any Company, or threats of work stoppage, strike, or pending demands for collective bargaining that could reasonably be expected to have a Material Adverse Effect. Section 6.5. Title to Assets. Each Company has good title to and ownership of all property it purports to own, which property is free and clear of all Liens, except those permitted under Section 5.9 hereof. As of the Closing Date, the Companies do not own any real estate. Section 6.6. Liens and Security Interests. On and after the Closing Date, except for Liens permitted pursuant to Section 5.9 hereof, (a) there is and will be no U.C.C. Financing Statement or similar notice of Lien outstanding covering any personal property of any Company; (b) there is and will be no mortgage or charge outstanding covering any real property of any Company; and (c) no real or personal property of any Company is subject to any Lien of any kind. The Administrative Agent, for the benefit of the Lenders, upon the filing of the U.C.C. Financing Statements and taking such other actions necessary to perfect its Lien against collateral of the corresponding type as authorized hereunder will have a valid and enforceable first Lien on the collateral securing the Secured Obligations subject only to Liens permitted 78 under Section 5.9 hereof. No Company has entered into any contract or agreement (other than a contract or agreement entered into in connection with the purchase or lease of fixed assets that prohibits Liens on such fixed assets or a contract or agreement entered into in the ordinary course of business that does not permit Liens on, or collateral assignment of, the property relating to such contract or agreement) that exists on or after the Closing Date that would prohibit the Administrative Agent or the Lenders from acquiring a Lien on, or a collateral assignment of, any of the property or assets of any Company. Section 6.7. Tax Returns. All federal, state and local tax returns and other reports required by law to be filed in respect of the income, business, properties and employees of each Company have been timely filed (subject to valid extensions) and all taxes, assessments, fees and other governmental charges that are due and payable have been timely paid, except as otherwise permitted herein or where the failure to do so does not and will not cause or result in a Material Adverse Effect. The provision for taxes on the books of each Company is adequate for all years not closed by applicable statutes and for the current fiscal year. Section 6.8. Environmental Laws. Each Company is in compliance with all Environmental Laws, including, without limitation, all Environmental Laws in all jurisdictions in which any Company owns or operates, or has owned or operated, a facility or site, arranges or has arranged for disposal or treatment of hazardous substances, solid waste or other wastes, accepts or has accepted for transport any hazardous substances, solid waste or other wastes or holds or has held any interest in real property or otherwise, except for such non-compliance that could not reasonably be expected to have a Material Adverse Effect. No litigation or proceeding arising under, relating to or in connection with any Environmental Law or Environmental Permit is pending or, to the best knowledge of each Company, threatened, against any Company, any real property in which any Company holds or has held an interest or any past or present operation of any Company that could reasonably be expected to have a Material Adverse Effect. No material release, threatened release or disposal of hazardous waste, solid waste or other wastes is occurring, or has occurred (other than those that are currently being remediated in accordance with Environmental Laws), on, under or to any real property in which any Company holds any interest or performs any of its operations, in violation in any material respect of any Environmental Law, in each case, except for such items that could not reasonably be expected to have a Material Adverse Effect. As used in this Section 6.8, “litigation or proceeding” means any demand, claim, notice, suit, suit in equity, action, administrative action, investigation or inquiry whether brought by any Governmental Authority or private Person, or otherwise. Section 6.9. Locations. As of the Closing Date, the Companies have places of business or maintain their Accounts, Inventory and Equipment at the locations (including third party locations) set forth on Schedule 6.9 hereto, and each Company’s chief executive office is set forth on Schedule 6.9 hereto. Schedule 6.9 hereto further specifies whether each location, as of the Closing Date, (a) is owned by the Companies, or (b) is leased by a Company from a third party, and, if leased by a Company from a third party, if a Landlord’s Waiver is required to be delivered pursuant to the terms hereof. As of the Closing Date, Schedule 6.9 hereto correctly identifies the name and address of each third party location where assets of the Companies are located. 79

Section 6.10. Continued Business. There exists no actual, pending, or, to the Borrower’s knowledge, any threatened termination, cancellation or limitation of, or any modification or change (other than consistent with past business practices of the Companies and at the election of the Companies) in the business relationship of any Company and any customer or supplier, or any group of customers or suppliers, whose purchases or supplies, individually or in the aggregate, are material to the business of any Company, which could reasonably be expected to have a Material Adverse Effect, and there exists no other present condition or state of facts or circumstances that would have a Material Adverse Effect or prevent a Company from conducting such business or the transactions contemplated by this Agreement in substantially the same manner in which it was previously conducted. Section 6.11. Employee Benefits Plans. Schedule 6.11 hereto identifies each ERISA Plan as of the Closing Date. No ERISA Event has occurred or is expected to occur with respect to an ERISA Plan. Disregarding any matters which do not have a Material Adverse Effect: (a) full payment has been made of all amounts that a Controlled Group member is required, under applicable law or under the governing documents, to have paid as a contribution to or a benefit under each ERISA Plan; (b) the liability of each Controlled Group member with respect to each ERISA Plan has been fully funded based upon reasonable and proper actuarial assumptions, has been fully insured, or has been appropriately reserved for on its financial statements; (c) no changes have occurred or are expected to occur that would cause a material increase in the cost of providing benefits under the ERISA Plan; (d) with respect to each ERISA Plan administered by a Company or a Controlled Group member that is intended to be qualified under Code Section 401(a), (i) the ERISA Plan and any associated trust operationally comply with the applicable requirements of Code Section 401(a), (ii) the ERISA Plan and any associated trust have been amended to comply with all such requirements as currently in effect, other than those requirements for which a retroactive amendment can be made within the “remedial amendment period” available under Code Section 401(b) (as extended under Treasury Regulations and other Treasury pronouncements upon which taxpayers may rely), (iii) the ERISA Plan and any associated trust have received a favorable determination letter or opinion letter from the Internal Revenue Service stating that the ERISA Plan (or a prototype or volume submitter plan utilized as the plan document for such ERISA Plan) qualifies under Code Section 401(a), that the associated trust qualifies under Code Section 501(a) and, if applicable, that any cash or deferred arrangement under the ERISA Plan qualifies under Code Section 401(k), unless the ERISA Plan was first adopted at a time for which the above-described “remedial amendment period” has not yet expired, (iv) the ERISA Plan currently satisfies the requirements of Code Section 410(b), without regard to any retroactive amendment that may be made within the above-described “remedial amendment period”, and (v) no contribution made to the ERISA Plan is subject to an excise tax under Code Section 4972; and (e) with respect to any Pension Plan, the “accumulated benefit obligation” of Controlled Group members with respect to the Pension Plan (as determined in accordance with Statement of Accounting Standards No. 87, “Employers’ Accounting for Pensions”) does not exceed the fair market value of Pension Plan assets. Section 6.12. Consents or Approvals. Except as set forth on Schedule 6.12 hereto, and pursuant to Section 5.25 hereof, no consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person is required to be obtained or completed by any Company in connection with the execution, delivery or performance of any of 80 the Loan Documents, that has not already been obtained or completed, except the filing and recording of financing statements and other documents necessary in order to perfect the Liens created by this Agreement or the Security Documents. Section 6.13. Solvency. The Borrower has received consideration that is the reasonably equivalent value of the obligations and liabilities that the Borrower has incurred to the Administrative Agent and the Lenders. The Borrower is not insolvent as defined in any applicable state, federal or relevant foreign statute, nor will the Borrower be rendered insolvent by the execution and delivery of the Loan Documents to the Administrative Agent and the Lenders. The Borrower is not engaged or about to engage in any business or transaction for which the assets retained by it are or will be an unreasonably small amount of capital, taking into consideration the obligations to the Administrative Agent and the Lenders incurred hereunder. The Borrower does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. Section 6.14. Financial Statements. The audited Consolidated financial statements of the Borrower for the fiscal year ended December 31, 2015 and the unaudited Consolidated financial statements of the Borrower for the fiscal quarter ended June 30, 2016, furnished to the Administrative Agent and the Lenders, are true and complete, in all material respects, have been prepared in accordance with GAAP, and fairly present, in all material respects, the financial condition of the Companies as of the dates of such financial statements and the results of their operations for the periods then ending. Since the dates of such statements, there has been no material adverse change in any Company’s financial condition, properties or business or any change in any Company’s accounting procedures, other than as required by GAAP. Section 6.15. Regulations. No Company is engaged principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any “margin stock” (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States). Neither the granting of any Loan (or any conversion thereof) or Letter of Credit nor the use of the proceeds of any Loan or Letter of Credit will violate, or be inconsistent with, the provisions of Regulation T, U or X or any other Regulation of such Board of Governors. Section 6.16. Material Agreements. Except as disclosed on Schedule 5.8 and Schedule 6.16 hereto, as of the Closing Date, no Company is a party to any (a) debt instrument (excluding the Loan Documents); (b) lease (capital, operating or otherwise), whether as lessee or lessor thereunder; (c) contract, commitment, agreement, or other arrangement involving the purchase or sale of any inventory by it, or the license of any right to or by it other than such contracts and agreements entered into in the ordinary course of business; (d) contract, commitment, agreement, or other arrangement with any of its “Affiliates” (as such term is defined in the Exchange Act) other than a Company; (e) management or employment contract or contract for personal services with any of its Affiliates that is not otherwise terminable at will or on less than ninety (90) days’ notice without liability; (f) collective bargaining agreement; or (g) other contract, agreement, understanding, or arrangement with a third party; that, as to subparts (a) through (g) above, if violated, breached, or terminated for any reason, would have or would be reasonably expected to have a Material Adverse Effect. 81

Section 6.17. Intellectual Property. Each Company owns, or has the right to use, all of the material patents, patent applications, industrial designs, designs, trademarks, service marks, copyrights and licenses, and rights with respect to the foregoing, necessary for the conduct of its business without any known material conflict with the rights of others. Schedule 6.17 hereto sets forth all federally registered patents, trademarks, copyrights, service marks and license agreements owned by each Company as of the Closing Date. Section 6.18. Insurance. Each Company maintains with financially sound and reputable insurers insurance with coverage (including, if applicable, insurance coverage required by the National Flood Insurance Reform Act of 1994) and limits as required by law and as is customary with Persons engaged in the same businesses as the Companies. Schedule 6.18 hereto sets forth all insurance carried by the Companies on the Closing Date, setting forth in detail the amount and type of such insurance. Section 6.19. Deposit Accounts and Securities Accounts. Schedule 6.19 hereto lists all banks, other financial institutions and Securities Intermediaries at which any Company maintains Deposit Accounts or Securities Accounts as of the Closing Date, and Schedule 6.19 hereto correctly identifies the name, address and telephone number of each such financial institution or Securities Intermediary, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor. Section 6.20. Accurate and Complete Statements. Neither the Loan Documents nor any written statement made by any Company in connection with any of the Loan Documents contains any untrue statement of a material fact or, taken as a whole, omits to state a material fact necessary to make the statements contained therein or in the Loan Documents not misleading. After due inquiry by the Borrower, there is no known fact that any Company has not disclosed to the Administrative Agent and the Lenders that has or is likely to have a Material Adverse Effect. Section 6.21. Investment Company; Other Restrictions. No Company is (a) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (b) subject to any foreign, federal, state or local statute or regulation limiting its ability to incur Indebtedness, except for the consents required under applicable law in connection with the Licenses as set forth in Section 5.25 hereof. Section 6.22. Defaults. No Default or Event of Default exists, nor will any begin to exist immediately after the execution and delivery hereof. ARTICLE VII. SECURITY Section 7.1. Security Interest in Collateral. In consideration of and as security for the full and complete payment of all of the Secured Obligations, the Borrower hereby grants to the 82

Administrative Agent, for the benefit of the Lenders (and affiliates thereof that hold Secured Obligations), a security interest in the Collateral. Section 7.2. Collections and Receipt of Proceeds by Borrower. (a) Prior to the exercise by the Administrative Agent and the Required Lenders of their rights under Article IX hereof, both (i) the lawful collection and enforcement of all of the Borrower’s Accounts, and (ii) the lawful receipt and retention by the Borrower of all Proceeds of all of the Borrower’s Accounts and Inventory shall be as the agent of the Administrative Agent and the Lenders. (b) Upon written notice to the Borrower from the Administrative Agent after the occurrence and during the continuance of an Event of Default, a Cash Collateral Account shall be opened by the Borrower at the main office of the Administrative Agent (or such other office as shall be designated by the Administrative Agent) and all such lawful collections of the Borrower’s Accounts and such Proceeds of the Borrower’s Accounts and Inventory shall be remitted daily by the Borrower to the Administrative Agent in the form in which they are received by the Borrower, either by mailing or by delivering such collections and Proceeds to the Administrative Agent, appropriately endorsed for deposit in the Cash Collateral Account. In the event that such notice is given to the Borrower from the Administrative Agent, the Borrower shall not commingle such collections or Proceeds with any of the Borrower’s other funds or property, but shall hold such collections and Proceeds separate and apart therefrom upon an express trust for the Administrative Agent, for the benefit of the Lenders. In such case, the Administrative Agent may, in its sole discretion, and shall, at the request of the Required Lenders, at any time and from time to time , apply all or any portion of the account balance in the Cash Collateral Account as a credit against (i) the outstanding principal or interest of the Loans, or (ii) any other Secured Obligations in accordance with this Agreement. If any remittance shall be dishonored, or if, upon final payment, any claim with respect thereto shall be made against the Administrative Agent on its warranties of collection, the Administrative Agent may charge the amount of such item against the Cash Collateral Account or any other Deposit Account maintained by the Borrower with the Administrative Agent or with any other Lender, and, in any event, retain the same and the Borrower’s interest therein as additional security for the Secured Obligations. The Administrative Agent may, in its sole discretion, at any time and from time to time, release funds from the Cash Collateral Account to the Borrower for use in the Borrower’s business. The balance in the Cash Collateral Account may be withdrawn by the Borrower upon termination of this Agreement and payment in full of all of the Secured Obligations. (c) After the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s written request, the Borrower shall cause all remittances representing collections and Proceeds of Collateral to be mailed to a lockbox at a location acceptable to the Administrative Agent, to which the Administrative Agent shall have access for the processing of such items in accordance with the provisions, terms and conditions of the customary lockbox agreement of the Administrative Agent. (d) The Administrative Agent, or the Administrative Agent’s designated agent, is hereby constituted and appointed attorney-in-fact for the Borrower with authority and power to 83 endorse, after the occurrence and during the continuance of an Event of Default, any and all instruments, documents, and chattel paper upon the failure of the Borrower to do so. Such authority and power, being coupled with an interest, shall be (i) irrevocable until all of the Secured Obligations are paid, (ii) exercisable by the Administrative Agent at any time and without any request upon the Borrower by the Administrative Agent to so endorse, and (iii) exercisable in the name of the Administrative Agent or the Borrower. The Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and any and all other similar notices with respect thereto, regardless of the form of any endorsement thereof. Neither the Administrative Agent nor the Lenders shall be bound or obligated to take any action to preserve any rights therein against prior parties thereto. Section 7.3. Collections and Receipt of Proceeds by Administrative Agent. Each Credit Party hereby constitutes and appoints the Administrative Agent, or the Administrative Agent’s designated agent, as the Borrower’s attorney-in-fact to exercise, at any time, after the occurrence and during the continuance of an Event of Default, all or any of the following powers which, being coupled with an interest, shall be irrevocable until the complete and full payment of all of the Secured Obligations: (a) to receive, retain, acquire, take, endorse, assign, deliver, accept, and deposit, in the name of the Administrative Agent or such Credit Party, any and all of such Credit Party’s cash, instruments, chattel paper, documents, Proceeds of Accounts, Proceeds of Inventory, collection of Accounts, and any other writings relating to any of the Collateral. Each Credit Party hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and any and all other similar notices with respect thereto, regardless of the form of any endorsement thereof. The Administrative Agent shall not be bound or obligated to take any action to preserve any rights therein against prior parties thereto; (b) to transmit to Account Debtors, on any or all of such Credit Party’s Accounts, notice of assignment to the Administrative Agent, for the benefit of the Lenders, thereof and the security interest therein, and to request from such Account Debtors at any time, in the name of the Administrative Agent or such Credit Party, information concerning the Borrower’s Accounts and the amounts owing thereon; (c) to transmit to purchasers of any or all of such Credit Party’s Inventory, notice of the Administrative Agent’s security interest therein, and to request from such purchasers at any time, in the name of the Administrative Agent or such Credit Party, information concerning such Credit Party’s Inventory and the amounts owing thereon by such purchasers; (d) to notify and require Account Debtors on such Credit Party’s Accounts and purchasers of such Credit Party’s Inventory to make payment of their indebtedness directly to the Administrative Agent; (e) to enter into or assent to such amendment, compromise, extension, release or other modification of any kind of, or substitution for, the Accounts, or any thereof, as the Administrative Agent, in its sole discretion, may deem to be advisable; 84

(f) to enforce the Accounts or any thereof, or any other Collateral, by suit or otherwise, to maintain any such suit or other proceeding in the name of the Administrative Agent or one or more Credit Parties, and to withdraw any such suit or other proceeding. The Credit Parties agree to lend every assistance requested by the Administrative Agent in respect of the foregoing, all at no cost or expense to the Administrative Agent and including, without limitation, the furnishing of such witnesses and of such records and other writings as the Administrative Agent may reasonably require in connection with making legal proof of any Account. The Credit Parties agree to reimburse the Administrative Agent in full for all court costs and attorneys’ fees and every other cost, expense or liability, if any, incurred or paid by the Administrative Agent in connection with the foregoing, which obligation of such Credit Parties shall constitute Obligations, shall be secured by the Collateral and shall bear interest, until paid, at the Default Rate; (g) to take or bring, in the name of the Administrative Agent or such Credit Party, all steps, actions, suits, or proceedings deemed by the Administrative Agent necessary or desirable to effect the receipt, enforcement, and collection of the Collateral; and (h) to accept all collections in any form relating to the Collateral, including remittances that may reflect deductions, and to deposit the same into the Cash Collateral Account or, at the option of the Administrative Agent, to apply them as a payment against the Loans or any other Secured Obligations in accordance with this Agreement. Section 7.4. Administrative Agent’s Authority Under Pledged Notes. For the better protection of the Administrative Agent and the Lenders hereunder, each Credit Party, as appropriate, will execute, with respect to any existing or future Pledged Notes an appropriate endorsement on (or separate from) each Pledged Note and with respect to Pledged Notes in the original principal amount in excess of Two Hundred Fifty Thousand Dollars ($250,000), or upon request after the occurrence and during the continuance of an Event of Default, has deposited (or will deposit, with respect to future Pledged Notes) such Pledged Notes with the Administrative Agent, for the benefit of the Lenders. Such Credit Party irrevocably authorizes and empowers the Administrative Agent, for the benefit of the Lenders, to, after the occurrence and during the continuance of an Event of Default, (a) ask for, demand, collect and receive all payments of principal of and interest on the Pledged Notes; (b) compromise and settle any dispute arising in respect of the foregoing; (c) execute and deliver vouchers, receipts and acquittances in full discharge of the foregoing; (d) exercise, in the Administrative Agent’s discretion, any right, power or privilege granted to the holder of any Pledged Note by the provisions thereof including, without limitation, the right to demand security or to waive any default thereunder; (e) endorse such Credit Party’s name to each check or other writing received by the Administrative Agent as a payment or other proceeds of or otherwise in connection with any Pledged Note; (f) enforce delivery and payment of the principal and/or interest on the Pledged Notes, in each case by suit or otherwise as the Administrative Agent may desire; and (g) enforce the security, if any, for the Pledged Notes by instituting foreclosure proceedings, by conducting public or other sales or otherwise, and to take all other steps as the Administrative Agent, in its discretion, may deem advisable in connection with the forgoing; provided that nothing contained or implied herein or elsewhere shall obligate the Administrative Agent to institute any action, suit or proceeding or to make or do any other act or thing contemplated by this Section 7.4 or prohibit the Administrative 85

Agent from settling, withdrawing or dismissing any action, suit or proceeding or require the Administrative Agent to preserve any other right of any kind in respect of the Pledged Notes and the security, if any, therefor. Section 7.5. Commercial Tort Claims. If any Credit Party shall at any time hold or acquire a Commercial Tort Claim in excess of Two Hundred Fifty Thousand Dollars ($250,000), such Credit Party shall promptly notify the Administrative Agent thereof in a writing signed by such Credit Party, that sets forth the details thereof and grants to the Administrative Agent (for the benefit of the Lenders) a Lien thereon and on the Proceeds thereof, all upon the terms of this Agreement, with such writing to be prepared by and in form and substance reasonably satisfactory to the Administrative Agent. Section 7.6. Use of Inventory and Equipment. Until the exercise by the Administrative Agent and the Required Lenders of their rights under Article IX hereof, each Credit Party may (a) retain possession of and use its Inventory and Equipment in any lawful manner not inconsistent with this Agreement or with the terms, conditions, or provisions of any policy of insurance thereon; (b) sell or lease its Inventory or Equipment in the ordinary course of business or as otherwise permitted by this Agreement; and (c) use and consume any raw materials or supplies, the use and consumption of which are necessary in order to carry on such Credit Party’s business. Notwithstanding anything contained in this Article VII or in any other provisions of this Agreement or any other Loan Document to the contrary, the representations, warranties and covenants made by any relevant Credit Party in this Agreement with respect to the creation, perfection or priority (as applicable) of the security interest granted in favor of Administrative Agent and Lenders shall be deemed not to apply to Excluded Property or, to the extent relating to perfection, Excluded Accounts and other assets not required to be subject to Liens that are perfected pursuant to the provisions of this Agreement. ARTICLE VIII. EVENTS OF DEFAULT Any of the following specified events shall constitute an Event of Default (each an “Event of Default”): Section 8.1. Payments. If (a) the interest on any Loan, any commitment or other fee, or any other Obligation not listed in subpart (b) hereof, shall not be paid in full within three Business Days of any applicable date when due and payable, or (b) the principal of any Loan, or any reimbursement obligation under any Letter of Credit that has been drawn, or any amount owing pursuant to Section 2.12(a) or (b) hereof shall not be paid in full when due and payable. Section 8.2. Special Covenants. If any Company shall fail or omit to perform and observe Section 5.7, 5.8, 5.9, 5.11, 5.12, 5.13, 5.15, 5.18 or 5.24 hereof. Section 8.3. Other Covenants. If any Company shall fail or omit to perform and observe any agreement or other provision (other than those referred to in Section 8.1 or 8.2 hereof) 86 contained or referred to in this Agreement or any other Related Writing that is on such Company’s part to be complied with, and that Default shall not have been fully corrected within thirty (30) days (or fifteen (15) days with respect to Section 2.12(c) or 5.3 hereof) after the earlier of (a) any Financial Officer of such Company becomes aware of the occurrence thereof, or (b) the giving of written notice thereof to the Borrower by the Administrative Agent or the Required Lenders that the specified Default is to be remedied. Section 8.4. Representations and Warranties. If any representation, warranty or statement made in or pursuant to this Agreement or any other Related Writing or any other material information furnished by any Company to the Administrative Agent or the Lenders, or any thereof, shall be false or erroneous, in any material respect when made or deemed made. Section 8.5. Cross Default. If any Company shall default in the payment of principal or interest due and owing under any Material Indebtedness Agreement beyond any period of grace provided with respect thereto or in the performance or observance of any other agreement, term or condition contained in any agreement under which such obligation is created beyond any period of grace provided with respect thereto, if the effect of such default is to allow the acceleration of the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to its stated maturity. Section 8.6. ERISA Default. The occurrence of one or more ERISA Events or the imposition of a Lien on the assets of the Company in accordance with Section 430(k) of the Code of any Company. Section 8.7. Change in Control. If any Change in Control shall occur. Section 8.8. Judgments. There is entered against any Company: (a) a final judgment or order for the payment of money by a court of competent jurisdiction, that remains unpaid or unstayed and undischarged for a period (during which execution shall not be effectively stayed) of forty-five (45) days after the date on which the right to appeal has expired, provided that such occurrence shall constitute an Event of Default only if the aggregate of all such judgments for all such Companies, shall exceed Three Million Dollars ($3,000,000) (less any amount that will be covered by the proceeds of insurance and is not subject to dispute by the insurance provider); or (b) any one or more non-monetary final judgments that are not covered by insurance, or, if covered by insurance, for which the insurance company has not agreed to or acknowledged coverage, and that, in either case, the Required Lenders reasonably determine have, or could be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (i) enforcement proceedings are commenced by the prevailing party or any creditor upon such judgment or order, or (ii) there is a period of three consecutive Business Days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect. 87

Section 8.9. Security. If any Lien as to any material amount of Collateral (as determined by the Administrative Agent, in its reasonable discretion) granted in this Agreement or any other Loan Document in favor of the Administrative Agent, for the benefit of the Lenders, shall be determined to be (a) void, voidable or invalid, or is subordinated or not otherwise given the priority contemplated by this Agreement and the Borrower (or the appropriate Credit Party) has failed to promptly execute appropriate documents to correct such matters, or (b) unperfected as to any material amount of Collateral (as determined by the Administrative Agent, in its reasonable discretion) and the Borrower (or the appropriate Credit Party) has failed to promptly execute appropriate documents to correct such matters. Section 8.10. Validity of Loan Documents. If (a) any material provision, in the sole opinion of the Administrative Agent, of any Loan Document shall at any time cease to be valid, binding and enforceable against any Credit Party; (b) the validity, binding effect or enforceability of any Loan Document against any Credit Party shall be contested by any Credit Party; (c) any Credit Party shall deny that it has any or further liability or obligation under any Loan Document; or (d) any Loan Document shall be terminated, invalidated or set aside, or be declared ineffective or inoperative or in any way cease to give or provide to the Administrative Agent and the Lenders any material benefits purported to be created thereby. Section 8.11. Solvency. If any Company (other than a Dormant Subsidiary) shall (a) except as permitted pursuant to Section 5.12 hereof, discontinue business; (b) generally not pay its debts as such debts become due; (c) make a general assignment for the benefit of creditors; (d) apply for or consent to the appointment of an interim receiver, a receiver, a receiver and manager, an administrator, a sequestrator, a monitor, a custodian, a trustee, an interim trustee, a liquidator, an agent or any other similar official of all or a substantial part of its assets or of such Company; (e) be adjudicated a debtor or insolvent or have entered against it an order for relief under the Bankruptcy Code, or under any other bankruptcy insolvency, liquidation, winding-up, corporate or similar statute or law, foreign, federal, state or provincial, in any applicable jurisdiction, now or hereafter existing, as any of the foregoing may be amended from time to time, or other applicable statute for jurisdictions outside of the United States, as the case may be; (f) file a voluntary petition under the Bankruptcy Code or seek relief under any bankruptcy or insolvency or analogous law in any jurisdiction outside of the United States, or file a proposal or notice of intention to file such petition; (g) have an involuntary proceeding under the Bankruptcy Code filed against it and the same shall not be controverted within ten (10) days, or shall continue undismissed for a period of sixty (60) days from commencement of such proceeding or case; (h) file a petition, an answer, an application or a proposal seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether federal, provincial or state, or, if applicable, other jurisdiction) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether federal, provincial or state, or, if applicable, other jurisdiction) relating to relief of debtors; (i) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, that approves a petition or an application or a proposal seeking its reorganization or appoints an interim receiver, a receiver and manager, an administrator, custodian, trustee, interim trustee or liquidator of all or a substantial part of its assets, or of such Company; (j) have an administrative receiver appointed over the whole or substantially the 88 whole of its assets, or of such Company; (k) have assets, the fair market value of which is less than its liabilities (taking into account rights of contribution and indemnification); or (l) have a moratorium declared in respect of any of its Indebtedness, or any analogous procedure or step is taken in any jurisdiction. ARTICLE IX. REMEDIES UPON DEFAULT Notwithstanding any contrary provision or inference herein or elsewhere: Section 9.1. Optional Defaults. If any Event of Default referred to in Section 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.9 or 8.10 hereof shall occur and be continuing, the Administrative Agent may, with the consent of the Required Lenders, and shall, at the written request of the Required Lenders, give written notice to the Borrower to: (a) terminate the Commitment, if not previously terminated, and, immediately upon such election, the obligations of the Lenders, and each thereof, to make any further Loan, and the obligation of the Issuing Lender to issue any Letter of Credit, immediately shall be terminated; and/or (b) accelerate the maturity of all of the Obligations (if the Obligations are not already due and payable), whereupon all of the Obligations shall become and thereafter be immediately due and payable in full without any presentment or demand and without any further or other notice of any kind, all of which are hereby waived by the Borrower. Section 9.2. Automatic Defaults. If any Event of Default referred to in Section 8.11 hereof shall occur: (a) all of the Commitment shall automatically and immediately terminate, if not previously terminated, and no Lender thereafter shall be under any obligation to grant any further Loan, nor shall the Issuing Lender be obligated to issue any Letter of Credit; and (b) the principal of and interest then outstanding on all of the Loans, and all of the other Obligations, shall thereupon become and thereafter be immediately due and payable in full (if the Obligations are not already due and payable), all without any presentment, demand or notice of any kind, which are hereby waived by the Borrower. Section 9.3. Letters of Credit. If the maturity of the Obligations shall be accelerated pursuant to Section 9.1 or 9.2 hereof, the Borrower shall immediately deposit with the Administrative Agent, as security for the obligations of the Borrower and any Guarantor of Payment to reimburse the Administrative Agent and the Revolving Lenders for any then outstanding Letters of Credit, cash equal to one hundred five percent (105%) of the sum of the aggregate undrawn balance of any then outstanding Letters of Credit. The Administrative Agent and the Lenders are hereby authorized, at their option, to deduct any and all such amounts from any deposit balances then owing by any Lender (or any affiliate of such Lender, wherever located) to or for the credit or account of any Company, as security for the obligations of the 89

Borrower and any Guarantor of Payment to reimburse the Administrative Agent and the Lenders for any then outstanding Letters of Credit. Section 9.4. Offsets. If there shall occur or exist, and be continuing, any Event of Default referred to in Section 8.11 hereof or if the maturity of the Obligations is accelerated pursuant to Section 9.1 or 9.2 hereof, each Lender and its Affiliates shall have the right at any time to set-off against, and to appropriate and apply toward the payment of, any and all of the Obligations then owing by the Borrower or a Guarantor of Payment to such Lender or its Affiliate (including, without limitation, any participation purchased or to be purchased pursuant to Section 2.2(b), 2.2(c) or 9.5 hereof), whether or not the same shall then have matured, any and all deposit (general or special) balances and all other indebtedness then held or owing by such Lender or its Affiliate (including, without limitation, by branches and agencies or any affiliate of such Lender, wherever located) to or for the credit or account of the Borrower or any Guarantor of Payment, all without notice to or demand upon the Borrower or any other Person, all such notices and demands being hereby expressly waived by the Borrower. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such set-off and application (provided that the failure to give such notice shall not affect the validity of such set-off and application). In the event that any Defaulting Lender shall exercise any such right of set-off, (a) all amounts so set-off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.7(e) and (f) hereof, and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lender, the Swing Line Lender and the Lenders, and (b) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set-off. Each Lender, the Issuing Lender and the Swing Line Lender agrees to notify the Borrower and the Administrative Agent promptly after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. Section 9.5. Equalization Provisions. (a) Equalization Within Commitments Prior to an Equalization Event. Each Revolving Lender agrees with the other Revolving Lenders that, if it at any time shall obtain any Advantage over the other Revolving Lenders, or any thereof, in respect of the Applicable Debt (except as to Swing Loans and Letters of Credit prior to the Administrative Agent’s giving of notice to participate and amounts under Article III hereof and further excluding any Hedge Agreement or Bank Product Agreement), such Revolving Lender, upon written request of the Administrative Agent, shall purchase from the other Revolving Lenders, for cash and at par, such additional participation in the Applicable Debt (except as to Swing Loans and Letters of Credit prior to the Administrative Agent’s giving of notice to participate and amounts under Article III hereof and further excluding any Indebtedness under any Hedge Agreement or Bank Product Agreement) as shall be necessary to nullify the Advantage. Each Term Lender agrees with the other Term Lenders that, if it at any time shall obtain any Advantage over the other Term Lenders, or any thereof, in respect of the Applicable Debt (except as to amounts under Article III hereof and further excluding any Hedge Agreement or Bank Product Agreement), such Term Lender shall purchase from the other Term Lenders, for cash and at par, such additional 90 participation in the Applicable Debt (except as to amounts under Article III hereof and further excluding any Indebtedness under any Hedge Agreement or Bank Product Agreement) as shall be necessary to nullify the Advantage. (b) Equalization Between Commitments After an Equalization Event. After the occurrence of an Equalization Event, each Lender agrees with the other Lenders that, if such Lender at any time shall obtain any Advantage over the other Lenders or any thereof determined in respect of the Obligations (including Swing Loans and Letters of Credit but excluding amounts under Article III hereof and further excluding any Indebtedness under any Hedge Agreement or Bank Product Agreement) then outstanding, such Lender shall purchase from the other Lenders, for cash and at par, such additional participation in the Obligations (excluding any Indebtedness under any Hedge Agreement or Bank Product Agreement) as shall be necessary to nullify the Advantage in respect of the Obligations. For purposes of determining whether or not, after the occurrence of an Equalization Event, an Advantage in respect of the Obligations (excluding any Indebtedness under any Hedge Agreement or Bank Product Agreement) shall exist, the Administrative Agent shall, as of the date that the Equalization Event occurs: (i) add the Revolving Credit Exposure and the Term Loan Exposure to determine the equalization maximum amount (the “Equalization Maximum Amount”); and (ii) determine an equalization percentage (the “Equalization Percentage”) for each Lender by dividing the aggregate amount of its Lender Credit Exposure by the Equalization Maximum Amount. After the date of an Equalization Event, the Administrative Agent shall determine whether an Advantage exists among the Lenders by using the Equalization Percentage. Such determination shall be conclusive absent manifest error. (c) Recovery of Amount. If any such Advantage resulting in the purchase of an additional participation as set forth in subsection (a) or (b) hereof shall be recovered in whole or in part from the Lender receiving the Advantage, each such purchase shall be rescinded, and the purchase price restored (but without interest unless the Lender receiving the Advantage is required to pay interest on the Advantage to the Person recovering the Advantage from such Lender) ratably to the extent of the recovery. (d) Application and Sharing of Set-Off Amounts. Each Lender further agrees with the other Lenders that, if it at any time shall receive any payment for or on behalf of the Borrower on any Indebtedness (other than, prior to the exercise by the Administrative Agent or the Required Lenders of remedies under this Agreement, any Indebtedness under any Hedge Agreement or Bank Product Agreement) owing by the Borrower to that Lender (whether by voluntary payment, by realization upon security, by reason of offset of any deposit or other Indebtedness, by counterclaim or cross action, by enforcement of any right under any Loan Document, or otherwise), it shall apply such payment first to any and all Obligations owing by the Borrower to that Lender pursuant to this Agreement (including, without limitation, any participation purchased or to be purchased pursuant to this Section 9.5 or any other section of 91 this Agreement). Each Credit Party agrees that any Lender so purchasing a participation from the other Lenders, or any thereof, pursuant to this Section 9.5 may exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were a direct creditor of such Credit Party in the amount of such participation. Section 9.6. Collateral. The Administrative Agent and the Lenders shall at all times have the rights and remedies of a secured party under the U.C.C., in addition to the rights and remedies of a secured party provided elsewhere within this Agreement, in any other Related Writing executed by the Borrower or otherwise provided in law or equity (subject to the receipt of any consents or approvals that may be required from a Governmental Authority before the Administrative Agent may exercise certain rights in the Event of Default). Upon the occurrence and during the continuance of an Event of Default and at all times thereafter, (a) the Administrative Agent may require the Borrower to assemble the collateral securing the Secured Obligations, which the Borrower agrees to do, and make it available to the Administrative Agent and the Lenders at a reasonably convenient place to be designated by the Administrative Agent, and (b) the Administrative Agent may, with or without notice to or demand upon the Borrower and with or without the aid of legal process, make use of such force as may be necessary to enter any premises where such collateral, or any thereof, may be found and to take possession thereof (including anything found in or on such collateral that is not specifically described in this Agreement, each of which findings shall be considered to be an accession to and a part of such collateral) and for that purpose may pursue such collateral wherever the same may be found, without liability for trespass or damage caused thereby to the Borrower. After any delivery or taking of possession of the collateral securing the Secured Obligations, or any portion thereof, pursuant to this Agreement, then, with or without resort to the Borrower personally or any other Person or property, all of which the Borrower hereby waives, and upon such terms and in such manner as the Administrative Agent may deem advisable, the Administrative Agent, in its discretion, may sell, assign, transfer and deliver any of such collateral at any time, or from time to time. No prior notice need be given to the Borrower or to any other Person in the case of any sale of such collateral that the Administrative Agent determines to be perishable or to be declining speedily in value or that is customarily sold in any recognized market, but in any other case the Administrative Agent shall give the Borrower not fewer than ten (10) days prior notice of either the time and place of any public sale of such collateral or of the time after which any private sale or other intended disposition thereof is to be made. The Borrower waives advertisement of any such sale and (except to the extent specifically required by the preceding sentence) waives notice of any kind in respect of any such sale. At any such public sale, the Administrative Agent or the Lenders may purchase such collateral, or any part thereof, free from any right of redemption, all of which rights the Borrower hereby waives and releases. After deducting all Related Expenses, and after paying all claims, if any, secured by Liens having precedence over this Agreement, the Administrative Agent may apply the net proceeds of each such sale to or toward the payment of the Secured Obligations, whether or not then due, in such order and by such division as the Administrative Agent, in its sole discretion, may deem advisable. Any excess, to the extent permitted by law, shall be paid to the Borrower, and the Borrower shall remain liable for any deficiency. Section 9.7. Other Remedies. The remedies in this Article IX are in addition to, and not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or 92 otherwise, to which the Lenders may be entitled. The Administrative Agent shall exercise the rights under this Article IX and all other collection efforts on behalf of the Lenders and no Lender shall act independently with respect thereto, except as otherwise specifically set forth in this Agreement. In addition, the Administrative Agent shall be entitled to exercise remedies, pursuant to the Loan Documents, against collateral securing the Secured Obligations, on behalf of any affiliate of a Lender that holds Secured Obligations, and no affiliate of a Lender shall act independently with respect thereto, except as otherwise specifically set forth in this Agreement. Section 9.8. Application of Proceeds. (a) Payments Prior to Exercise of Remedies. Prior to the exercise by the Administrative Agent, on behalf of the Lenders, of remedies under this Agreement or the other Loan Documents, all monies received by the Administrative Agent shall be applied, unless otherwise required by the terms of the other Loan Documents or by applicable law, as follows (provided that the Administrative Agent shall have the right at all times to apply any payment received from the Borrower first to the payment of all obligations (to the extent not paid by the Borrower) incurred by the Administrative Agent pursuant to Sections 11.5 and 11.6 hereof and to the payment of Related Expenses to the Administrative Agent): (i) with respect to payments received in connection with the Revolving Credit Commitment, to the Revolving Lenders; (ii) with respect to payments received in connection with the Term Loan Commitment, to the Term Lenders; and (iii) with respect to payments received in connection with an Additional Term Loan Facility, to the applicable Lenders. (b) Payments Subsequent to Exercise of Remedies. After the exercise by the Administrative Agent or the Required Lenders of remedies under this Agreement or the other Loan Documents, all monies received by the Administrative Agent shall be applied, unless otherwise required by the terms of the other Loan Documents or by applicable law, as follows: (i) first, to the payment of all costs, expenses and other amounts (to the extent not paid by the Borrower) incurred by the Administrative Agent pursuant to Sections 11.5 and 11.6 hereof and to the payment of Related Expenses to the Administrative Agent; (ii) second, to the payment pro rata of (A) interest then accrued and payable on the outstanding Loans, (B) any fees then accrued and payable to the Administrative Agent, (C) any fees then accrued and payable to the Issuing Lender or the holders of the Letter of Credit Commitment in respect of the Letter of Credit Exposure, (D) any commitment fees, amendment fees and similar fees shared pro rata among the Lenders entitled thereto under this Agreement that are then accrued and payable, and (E) to the extent not paid by the Borrower, to the obligations incurred by the Lenders (other than the Administrative Agent) pursuant to Sections 11.5 and 11.6 hereof; 93

(iii) third, for payment of (A) principal outstanding on the Loans and the Letter of Credit Exposure, on a pro rata basis to the Lenders, based upon each such Lender’s Overall Commitment Percentage, provided that the amounts payable in respect of the Letter of Credit Exposure shall be held and applied by the Administrative Agent as security for the reimbursement obligations in respect thereof, and, if any Letter of Credit shall expire without being drawn, then the amount with respect to such Letter of Credit shall be distributed to the Lenders, on a pro rata basis in accordance with this subpart (iii), (B) the Indebtedness under any Hedge Agreement with a Lender (or an entity that is an affiliate of a then existing Lender), such amount to be based upon the net termination obligation of the Borrower under such Hedge Agreement, and (C) the Bank Product Obligations owing to a Lender (or an entity that is an affiliate of a then existing Lender) under Bank Product Agreements; with such payment to be pro rata among (A), (B) and (C) of this subpart (iii); (iv) fourth, to any remaining Secured Obligations; and (v) finally, any remaining surplus after all of the Secured Obligations have been paid in full, to the Borrower or to whomsoever shall be lawfully entitled thereto. Each Lender hereby agrees to promptly provide all information reasonably requested by the Administrative Agent regarding any Bank Product Obligations owing to such Lender (or affiliate of such Lender) or any Hedge Agreement entered into by a Company with such Lender (or affiliate of such Lender), and each such Lender, on behalf of itself and any of its affiliates, hereby agrees to promptly provide notice to the Administrative Agent upon such Lender (or any of its affiliates) entering into any such Hedge Agreement or cash management services agreement. ARTICLE X. THE ADMINISTRATIVE AGENT The Lenders authorize KeyBank and KeyBank hereby agrees to act as agent for the Lenders in respect of this Agreement upon the terms and conditions set forth elsewhere in this Agreement, and upon the following terms and conditions: Section 10.1. Appointment and Authorization. (a) General. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers hereunder as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Neither the Administrative Agent nor any of its affiliates, directors, officers, attorneys or employees shall (a) be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct (as determined by a final non-appealable judgment of a court of competent jurisdiction), or be responsible in any manner to any of the Lenders for the effectiveness, enforceability, genuineness, validity or due execution of this Agreement or any other Loan Documents, (b) be under any obligation to any Lender to ascertain or to inquire as to 94 the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Borrower or any other Company, or the financial condition of the Borrower or any other Company, or (c) be liable to any of the Companies for consequential damages resulting from any breach of contract, tort or other wrong in connection with the negotiation, documentation, administration or collection of the Loans or Letters of Credit or any of the Loan Documents. Notwithstanding any provision to the contrary contained in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duty or responsibility except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. (b) Bank Products and Hedging Products. Each Lender that is providing Bank Products or products in connection with a Hedge Agreement (or whose affiliate is providing such products) hereby irrevocably authorizes the Administrative Agent to take such action as agent on its behalf (and its affiliate’s behalf) with respect to the collateral securing the Secured Obligations and the realization of payments with respect thereto pursuant to Section 9.8(b)(iii) hereof. The Borrower and each Lender agree that the indemnification and reimbursement provisions of this Agreement shall be equally applicable to the actions of the Administrative Agent pursuant to this subsection (b). Each Lender hereby represents and warrants to the Administrative Agent that it has the authority to authorize the Administrative Agent as set forth above. Section 10.2. Note Holders. The Administrative Agent may treat the payee of any Note as the holder thereof (or, if there is no Note, the holder of the interest as reflected on the books and records of the Administrative Agent) until written notice of transfer shall have been filed with the Administrative Agent, signed by such payee and in form satisfactory to the Administrative Agent. Section 10.3. Consultation With Counsel. The Administrative Agent may consult with legal counsel selected by the Administrative Agent and shall not be liable for any action taken or suffered in good faith by the Administrative Agent in accordance with the opinion of such counsel, in the absence of gross negligence or willful misconduct, as determined by a final and non-appealable judgment of a court of competent jurisdiction. Section 10.4. Documents. The Administrative Agent shall not be under any duty to examine into or pass upon the validity, effectiveness, genuineness or value of any Loan Document or any other Related Writing furnished pursuant hereto or in connection herewith or the value of any collateral obtained hereunder, and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be. 95

Section 10.5. Administrative Agent and Affiliates. KeyBank and its affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Companies and Affiliates as though KeyBank were not the Administrative Agent hereunder and without notice to or consent of any Lender. Each Lender acknowledges that, pursuant to such activities, KeyBank or its affiliates may receive information regarding any Company or any Affiliate (including information that may be subject to confidentiality obligations in favor of such Company or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to other Lenders. With respect to Loans and Letters of Credit (if any), KeyBank and its affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though KeyBank were not the Administrative Agent, and the terms “Lender” and “Lenders” include KeyBank and its affiliates, to the extent applicable, in their individual capacities. Section 10.6. Knowledge or Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable, in its discretion, for the protection of the interests of the Lenders. Section 10.7. Action by Administrative Agent. Subject to the other terms and conditions hereof, so long as the Administrative Agent shall be entitled, pursuant to Section 10.6 hereof, to assume that no Default or Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to use its reasonable discretion with respect to exercising or refraining from exercising any rights that may be vested in it by, or with respect to taking or refraining from taking any action or actions that it may be able to take under or in respect of, this Agreement. The Administrative Agent shall incur no liability under or in respect of this Agreement by acting upon any notice, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything that it may do or refrain from doing in the reasonable exercise of its judgment, or that may seem to it to be necessary or desirable in the premises. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent’s acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders. Section 10.8. Release of Collateral or Guarantor of Payment. In the event of a merger, transfer of assets or other transaction permitted pursuant to Section 5.12 hereof (or otherwise permitted pursuant to this Agreement) where the proceeds of such merger, transfer or other transaction are applied in accordance with the terms of this Agreement to the extent required to 96 be so applied, or in the event of a merger, consolidation, dissolution or similar event, permitted pursuant to this Agreement, the Administrative Agent, at the request and expense of the Borrower, is hereby authorized by the Lenders to (a) release the relevant Collateral from this Agreement or any other Loan Document, (b) release a Guarantor of Payment in connection with such permitted transfer or event, and (c) duly assign, transfer and deliver to the affected Person (without recourse and without any representation or warranty) such Collateral as is then (or has been) so transferred or released and as may be in the possession of the Administrative Agent and has not theretofore been released pursuant to this Agreement. Section 10.9. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct, as determined by a final and non-appealable judgment of a court of competent jurisdiction. Section 10.10. Indemnification of Administrative Agent. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower) ratably, according to their respective Overall Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys’ fees and expenses) or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent in its capacity as agent in any way relating to or arising out of this Agreement or any other Loan Document, or any action taken or omitted by the Administrative Agent with respect to this Agreement or any other Loan Document, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys’ fees and expenses) or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct, as determined by a final and non-appealable judgment of a court of competent jurisdiction, or from any action taken or omitted by the Administrative Agent in any capacity other than as agent under this Agreement or any other Loan Document. No action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 10.10. The undertaking in this Section 10.10 shall survive repayment of the Loans, cancellation of the Notes, if any, expiration or termination of the Letters of Credit, termination of the Commitment, any foreclosure under, or modification, release or discharge of, any or all of the Loan Documents, termination of this Agreement and the resignation or replacement of the agent. Section 10.11. Successor Administrative Agent. The Administrative Agent may resign as agent hereunder by giving not fewer than thirty (30) days prior written notice to the Borrower and the Lenders. If the Administrative Agent shall resign under this Agreement, then either (a) the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders (with the consent of the Borrower so long as an Event of Default does not exist and which consent shall not be unreasonably withheld), or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Administrative Agent’s notice to the 97

Lenders of its resignation, then the Administrative Agent shall appoint a successor agent that shall serve as agent until such time as the Required Lenders appoint a successor agent. If no successor agent has accepted appointment as the Administrative Agent by the date that is thirty (30) days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon its appointment, such successor agent shall succeed to the rights, powers and duties as agent, and the term “Administrative Agent” means such successor effective upon its appointment, and the former agent’s rights, powers and duties as agent shall be terminated without any other or further act or deed on the part of such former agent or any of the parties to this Agreement. After any retiring Administrative Agent’s resignation as the Administrative Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents. Section 10.12. Issuing Lender. The Issuing Lender shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by the Issuing Lender and the documents associated therewith. The Issuing Lender shall have all of the benefits and immunities (a) provided to the Administrative Agent in this Article X with respect to any acts taken or omissions suffered by the Issuing Lender in connection with the Letters of Credit and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Administrative Agent”, as used in this Article X, included the Issuing Lender with respect to such acts or omissions, and (b) as additionally provided in this Agreement with respect to the Issuing Lender. Section 10.13. Swing Line Lender. The Swing Line Lender shall act on behalf of the Revolving Lenders with respect to any Swing Loans. The Swing Line Lender shall have all of the benefits and immunities (a) provided to the Administrative Agent in this Article X with respect to any acts taken or omissions suffered by the Swing Line Lender in connection with the Swing Loans as fully as if the term “Administrative Agent”, as used in this Article X, included the Swing Line Lender with respect to such acts or omissions, and (b) as additionally provided in this Agreement with respect to the Swing Line Lender. Section 10.14. Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, (a) the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise, to (i) file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other 98 amounts due the Lenders and the Administrative Agent) allowed in such judicial proceedings, and (ii) collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. Section 10.15. No Reliance on Administrative Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s or its affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other anti-terrorism law, including any programs involving any of the following items relating to or in connection with the Borrower, its Affiliates or agents, the Loan Documents or the transactions hereunder: (a) any identity verification procedures, (b) any record keeping, (c) any comparisons with government lists, (d) any customer notices or (e) any other procedures required under the CIP Regulations or such other laws. Section 10.16. Other Agents. The Administrative Agent shall have the continuing right, in consultation with the Borrower, from time to time to designate one or more Lenders (or its or their affiliates) as “syndication agent”, “co-syndication agent”, “documentation agent”, “co- documentation agent”, “book runner”, “lead arranger”, “joint lead arranger”, “arrangers” or other designations for purposes hereof. Any such designation referenced in the previous sentence or listed on the cover of this Agreement shall have no substantive effect, and any such Lender and its affiliates so referenced or listed shall have no additional powers, duties, responsibilities or liabilities as a result thereof, except in its capacity, as applicable, as the Administrative Agent, a Lender, the Swing Line Lender or the Issuing Lender hereunder. ARTICLE XI. MISCELLANEOUS Section 11.1. Lenders’ Independent Investigation. Each Lender, by its signature to this Agreement, acknowledges and agrees that the Administrative Agent has made no representation or warranty, express or implied, with respect to the creditworthiness, financial condition, or any other condition of any Company or with respect to the statements contained in any information memorandum furnished in connection herewith or in any other oral or written communication between the Administrative Agent and such Lender. Each Lender represents that it has made and shall continue to make its own independent investigation of the creditworthiness, financial 99 condition and affairs of the Companies in connection with the extension of credit hereunder, and agrees that the Administrative Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto (other than such notices as may be expressly required to be given by the Administrative Agent to the Lenders hereunder), whether coming into its possession before the first Credit Event hereunder or at any time or times thereafter. Each Lender further represents that it has reviewed each of the Loan Documents. Section 11.2. No Waiver; Cumulative Remedies. No omission or course of dealing on the part of the Administrative Agent, any Lender or the holder of any Note (or, if there is no Note, the holder of the interest as reflected on the books and records of the Administrative Agent) in exercising any right, power or remedy hereunder or under any of the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under any of the Loan Documents. The remedies herein provided are cumulative and in addition to any other rights, powers or privileges held under any of the Loan Documents or by operation of law, by contract or otherwise. Section 11.3. Amendments, Waivers and Consents. (a) General Rule. No amendment, modification, termination, or waiver of any provision of any Loan Document nor consent to any variance therefrom (other than pursuant to Section 2.10(b) and (c) hereof), shall be effective unless the same shall be in writing and signed by the Required Lenders and, other than with respect to waivers and consents, the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. (b) Exceptions to the General Rule. Notwithstanding the provisions of subsection (a) above, but subject to the provisions of Section 2.10(b) and (c) hereof: (i) Consent of Affected Lenders Required. No amendment, modification, waiver or consent shall (A) extend or increase the Commitment of any Lender without the written consent of such Lender, (B) extend the date scheduled for payment of any principal (excluding mandatory prepayments) of or interest on the Loans or Letter of Credit reimbursement obligations or commitment fees payable hereunder without the written consent of each Lender directly affected thereby, (C) reduce the principal amount of any Loan, the stated rate of interest thereon (provided that the institution of the Default Rate or post default interest and a subsequent removal of the Default Rate or post default interest shall not constitute a decrease in interest rate pursuant to this Section 11.3(b)) or the stated rate of commitment fees payable hereunder, without the consent of each Lender directly affected thereby, (D) change the manner of the application of any payments made by the Borrower to the Lenders hereunder, without the consent of each Lender directly affected thereby, (E) without the unanimous consent of the Lenders, change any percentage voting requirement, voting rights, or the Required Lenders definition in this Agreement, (F) without the unanimous consent of the Lenders, release the Borrower or any Guarantor of Payment or release or subordinate any material amount of collateral 100 securing the Secured Obligations, except in connection with a transaction specifically permitted hereunder, (G) without the unanimous consent of the Lenders, amend this Section 11.3 or Section 9.5 or 9.8 hereof, or (H) without the unanimous consent of the Lenders, permit the Borrower to assign its rights hereunder or any interest herein. (ii) Provisions Relating to Special Rights and Duties. No provision of this Agreement affecting the Administrative Agent in its capacity as such shall be amended, modified or waived without the consent of the Administrative Agent. The Administrative Agent Fee Letter may be amended or modified by the Administrative Agent and the Borrower without the consent of any other Lender. No provision of this Agreement relating to the rights or duties of the Issuing Lender in its capacity as such shall be amended, modified or waived without the consent of the Issuing Lender. No provision of this Agreement relating to the rights or duties of the Swing Line Lender in its capacity as such shall be amended, modified or waived without the consent of the Swing Line Lender. (iii) Technical and Conforming Modifications. Notwithstanding the foregoing, technical and conforming modifications to the Loan Documents may be made with the consent of the Borrower and the Administrative Agent (A) if such modifications are not adverse to the Lenders and are requested by Governmental Authorities, (B) to cure any ambiguity, defect or inconsistency, or (C) to the extent necessary to integrate any increase in the Commitment or new Loans pursuant to Section 2.10(b) hereof. (c) Replacement of Non-Consenting Lender. If, in connection with any proposed amendment, waiver or consent hereunder, the consent of all Lenders is required, but only the consent of Required Lenders is obtained, (any Lender withholding consent as described in this subsection (c) being referred to as a “Non-Consenting Lender”), then, so long as the Administrative Agent is not the Non-Consenting Lender, the Administrative Agent may (and shall, if requested by the Borrower), at the sole expense of the Borrower, upon notice to such Non-Consenting Lender and the Borrower, require such Non-Consenting Lender to assign and delegate, without recourse (in accordance with the restrictions contained in Section 11.10 hereof) all of its interests, rights and obligations under this Agreement to a financial institution acceptable to the Administrative Agent and the Borrower that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that such Non-Consenting Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from such financial institution (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts, including any breakage compensation under Article III hereof). (d) Generally. Notice of amendments, waivers or consents ratified by the Lenders hereunder shall be forwarded by the Administrative Agent to all of the Lenders. Each Lender or other holder of a Note, or if there is no Note, the holder of the interest as reflected on the books and records of the Administrative Agent (or interest in any Loan or Letter of Credit) shall be bound by any amendment, waiver or consent obtained as authorized by this Section 11.3, regardless of its failure to agree thereto. 101

Section 11.4. Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to the Borrower, mailed or delivered to it, addressed to it at the address specified on the signature pages of this Agreement, if to the Administrative Agent or a Lender, mailed or delivered to it, addressed to the address of the Administrative Agent or such Lender specified on the signature pages of this Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each of the other parties. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered (if received during normal business hours on a Business Day, such Business Day or otherwise the following Business Day), or two Business Days after being deposited in the mails with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile or electronic communication, in each case of facsimile or electronic communication with telephonic confirmation of receipt. All notices pursuant to any of the provisions hereof shall not be effective until received. For purposes of Article II hereof, the Administrative Agent shall be entitled to rely on telephonic instructions from any person that the Administrative Agent in good faith believes is an Authorized Officer, and the Borrower shall hold the Administrative Agent and each Lender harmless from any loss, cost or expense resulting from any such reliance. Section 11.5. Costs, Expenses and Documentary Taxes. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent and all Related Expenses, including but not limited to (a) reasonable syndication, administration, travel and out-of-pocket expenses, including but not limited to properly documented attorneys’ fees and expenses, of the Administrative Agent in connection with the preparation, negotiation and closing of the Loan Documents and the administration of the Loan Documents, and the collection and disbursement of all funds hereunder and the other instruments and documents to be delivered hereunder, and (b) the reasonable and actual fees and expenses of special counsel for the Administrative Agent, with respect to the foregoing, and of local counsel, if any, who may be retained by said special counsel with respect thereto. The Borrower also agrees to pay on demand all out-of-pocket costs and expenses (including Related Expenses) of the Administrative Agent and the Lenders, including reasonable and actual attorneys’ fees and expenses, in connection with the restructuring, amendment or enforcement of the Obligations, this Agreement or any other Related Writing. In addition, the Borrower shall pay any and all properly documented stamp, transfer, documentary and other similar taxes, assessments, charges and fees payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and the other instruments and documents to be delivered hereunder, and agrees to hold the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or failure to pay such taxes or fees, other than those liabilities resulting from the gross negligence or willful misconduct of the Administrative Agent, or, with respect to amounts owing to a Lender, such Lender, in each case as determined by a final and non-appealable judgment of a court of competent jurisdiction. All obligations provided for in this Section 11.5 shall survive any termination of this Agreement. Section 11.6. Indemnification. The Borrower agrees to defend, indemnify and hold harmless the Administrative Agent, the Issuing Lender and the Lenders (and their respective affiliates, officers, directors, attorneys, agents and employees) from and against any and all 102 liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys’ fees) or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent or any Lender in connection with any investigative, administrative or judicial proceeding (whether or not such Lender or the Administrative Agent shall be designated a party thereto) or any other claim by any Person (or any other Credit Party) relating to or arising out of any Loan Document or any actual or proposed use of proceeds of the Loans or any of the Obligations, or any activities of any Company or its Affiliates; provided that no Lender nor the Administrative Agent shall have the right to be indemnified under this Section 11.6 for its own (or its respective affiliates’, officers’, directors’, attorneys’, agents’ or employees’) gross negligence or willful misconduct, as determined by a final and non-appealable judgment of a court of competent jurisdiction. All obligations provided for in this Section 11.6 shall survive any termination of this Agreement. Notwithstanding the foregoing, the obligations provided for in this Section 11.6 shall not apply with respect to any Taxes that are Indemnified Taxes or Excluded Taxes. Section 11.7. Obligations Several; No Fiduciary Obligations. The obligations of the Lenders hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Administrative Agent or the Lenders pursuant hereto shall be deemed to constitute the Administrative Agent or the Lenders a partnership, association, joint venture or other entity. No default by any Lender hereunder shall excuse the other Lenders from any obligation under this Agreement; but no Lender shall have or acquire any additional obligation of any kind by reason of such default. The relationship between the Borrower and the Lenders with respect to the Loan Documents and the other Related Writings is and shall be solely that of debtor and creditors, respectively, and neither the Administrative Agent nor any Lender shall have any fiduciary obligation toward any Credit Party with respect to any such documents or the transactions contemplated thereby. Section 11.8. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and by facsimile or other electronic signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Section 11.9. Binding Effect; Borrower’s Assignment. This Agreement shall become effective when it shall have been executed by the Borrower, the Administrative Agent and each Lender and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Lenders and their respective successors and permitted assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and all of the Lenders. Section 11.10. Lender Assignments. (a) Assignments of Commitments. Each Lender shall have the right at any time or times to assign to an Eligible Transferee (other than to a Defaulting Lender), without recourse, all or a percentage of all of the following: (i) such Lender’s Commitment, (ii) all Loans made by 103 that Lender, (iii) such Lender’s Notes, and (iv) such Lender’s interest in any Letter of Credit or Swing Loan, and any participation purchased pursuant to Section 2.2(b) or (c) or Section 9.5 hereof. (b) Prior Consent. No assignment may be consummated pursuant to this Section 11.10 without the prior written consent of the Borrower and the Administrative Agent (other than an assignment by any Lender to any affiliate of such Lender which affiliate is an Eligible Transferee and either wholly-owned by a Lender or is wholly-owned by a Person that wholly owns, either directly or indirectly, such Lender, or to another Lender), which consent of the Borrower and the Administrative Agent shall not be unreasonably withheld; provided that (i) the consent of the Borrower shall not be required (except for an assignment to a Defaulting Lender) if, at the time of the proposed assignment, any Default or Event of Default shall then exist, and (ii) the Borrower shall be deemed to have granted its consent unless the Borrower has expressly objected to such assignment within five (5) Business Days after notice thereof. Anything herein to the contrary notwithstanding, any Lender may at any time make a collateral assignment of all or any portion of its rights under the Loan Documents to a Federal Reserve Bank, and no such assignment shall release such assigning Lender from its obligations hereunder. (c) Minimum Amount. Each such assignment shall be in a minimum amount of the lesser of Five Million Dollars ($5,000,000) of the assignor’s Commitment and interest herein, or the entire amount of the assignor’s Commitment and interest herein. (d) Assignment Fee. Unless the assignment shall be to an affiliate of the assignor or the assignment shall be due to merger of the assignor or for regulatory purposes, either the assignor or the assignee shall remit to the Administrative Agent, for its own account, an administrative fee of Three Thousand Five Hundred Dollars ($3,500). (e) Assignment Agreement. Unless the assignment shall be due to merger of the assignor or a collateral assignment for regulatory purposes, the assignor shall (i) cause the assignee to execute and deliver to the Borrower and the Administrative Agent an Assignment Agreement, and (ii) execute and deliver, or cause the assignee to execute and deliver, as the case may be, to the Administrative Agent such additional amendments, assurances and other writings as the Administrative Agent may reasonably require. (f) Non-U.S. Assignee. If the assignment is to be made to an assignee that is not a U.S. Person, the assignor Lender shall cause such assignee, at least five Business Days prior to the effective date of such assignment, (i) to represent to the assignor Lender (for the benefit of the assignor Lender, the Administrative Agent and the Borrower) that under applicable law and treaties no taxes will be required to be withheld by the Administrative Agent, the Borrower or the assignor with respect to any payments to be made to such assignee in respect of the Loans hereunder, (ii) to furnish to the assignor Lender (and, in the case of any assignee registered in the Register (as defined below), the Administrative Agent and the Borrower) either U.S. Internal Revenue Service Form W-8ECI, Form W-8IMY, Form W-8BEN, or Form W-8BEN-E, as applicable (wherein such assignee claims entitlement to complete exemption from U.S. federal withholding tax on all payments hereunder), and (iii) to agree (for the benefit of the assignor, the Administrative Agent and the Borrower) to provide to the assignor Lender (and, in the case of 104 any assignee registered in the Register, to the Administrative Agent and the Borrower) a new Form W-8ECI, Form W-8IMY, Form W-8BEN, or Form W-8BEN-E, as applicable, upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such assignee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption. (g) Deliveries by Borrower. Upon satisfaction of all applicable requirements specified in subsections (a) through (f) above, the Borrower shall execute and deliver (i) to the Administrative Agent, the assignor and the assignee, any consent or release (of all or a portion of the obligations of the assignor) required to be delivered by the Borrower in connection with the Assignment Agreement, and (ii) to the assignee, if requested, and the assignor, if applicable, an appropriate Note or Notes. After delivery of the new Note or Notes, the assignor’s Note or Notes, if any, being replaced shall be returned to the Borrower marked “replaced”. (h) Effect of Assignment. Upon satisfaction of all applicable requirements set forth in subsections (a) through (g) above, and any other condition contained in this Section 11.10, (i) the assignee shall become and thereafter be deemed to be a “Lender” for the purposes of this Agreement, (ii) the assignor shall be released from its obligations hereunder to the extent that its interest has been assigned, (iii) in the event that the assignor’s entire interest has been assigned, the assignor shall cease to be and thereafter shall no longer be deemed to be a “Lender” and (iv) the signature pages hereto and Schedule 1 hereto shall be automatically amended, without further action, to reflect the result of any such assignment. (i) Administrative Agent to Maintain Register. The Administrative Agent shall maintain at the address for notices referred to in Section 11.4 hereof a copy of each Assignment Agreement delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Section 11.11. Sale of Participations. Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell participations to one or more Eligible Transferees (each a “Participant”) in all or a portion of its rights or obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of the Commitment and the Loans and participations owing to it and the Note, if any, held by it); provided that: (a) any such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged; (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; 105

(c) the parties hereto shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and each of the other Loan Documents; (d) such Participant shall be bound by the provisions of Sections 3.4, 3.6 and 9.5 hereof, and the Lender selling such participation shall obtain from such Participant a written confirmation of its agreement to be so bound; and (e) no Participant (unless such Participant is itself a Lender) shall be entitled to require such Lender to take or refrain from taking action under this Agreement or under any other Loan Document, except that such Lender may agree with such Participant that such Lender will not, without such Participant’s consent, take action of the type described as follows: (i) increase the portion of the participation amount of any Participant over the amount thereof then in effect, or extend the Commitment Period, without the written consent of each Participant affected thereby; or (ii) reduce the principal amount of or extend the time for any payment of principal of any Loan, or reduce the rate of interest or extend the time for payment of interest on any Loan, or reduce the commitment fee, without the written consent of each Participant affected thereby. The Borrower agrees that any Lender that sells participations pursuant to this Section 11.11 shall still be entitled to the benefits of Article III hereof, notwithstanding any such transfer; provided that the obligations of the Borrower shall not increase as a result of such transfer and the Borrower shall have no obligation to any Participant. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. Section 11.12. Replacement of Affected Lenders. Each Lender agrees that, during the time in which any Lender is an Affected Lender, the Administrative Agent shall have the right (and the Administrative Agent shall, if requested by the Borrower), at the sole expense of the Borrower, upon notice to such Affected Lender and the Borrower, to require that such Affected 106

Lender assign and delegate, without recourse (in accordance with the restrictions contained in Section 11.10 hereof), all of its interests, rights and obligations under this Agreement to an Eligible Transferee, approved by the Borrower (unless an Event of Default shall exist) and the Administrative Agent, that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that such Affected Lender shall have received payment of an amount equal to the outstanding principal of its Loans (any such payment of principal shall be considered a prepayment of such Loans for purposes of Section 3.3 hereof), accrued interest thereon, accrued fees and all other amounts payable to it hereunder (recognizing that any Affected Lender may have given up its rights under this Agreement to receive payment of fees and other amounts pursuant to Section 2.7(e) and (f) hereof), from such Eligible Transferee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts, including any breakage compensation under Article III hereof). Section 11.13. Patriot Act Notice. Each Lender, and the Administrative Agent (for itself and not on behalf of any other party), hereby notifies the Credit Parties that, pursuant to the requirements of the Patriot Act, such Lender and the Administrative Agent are required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of each of the Credit Parties and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Credit Parties in accordance with the Patriot Act. The Borrower shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or a Lender in order to assist the Administrative Agent or such Lender in maintaining compliance with the Patriot Act. Section 11.14. Severability of Provisions; Captions; Attachments. Any provision of this Agreement that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The several captions to sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement. Each schedule or exhibit attached to this Agreement shall be incorporated herein and shall be deemed to be a part hereof. Section 11.15. Investment Purpose. Each of the Lenders represents and warrants to the Borrower that such Lender is entering into this Agreement with the present intention of acquiring any Note issued pursuant hereto (or, if there is no Note, the interest as reflected on the books and records of the Administrative Agent) for investment purposes only and not for the purpose of distribution or resale, it being understood, however, that each Lender shall at all times retain full control over the disposition of its assets. Section 11.16. Entire Agreement. This Agreement, any Note and any other Loan Document or other agreement, document or instrument attached hereto or executed on or as of the Closing Date integrate all of the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof (except with respect to any provisions of the Administrative Agent Fee 107

Letter or any commitment letter and fee letter between the Borrower and KeyBank that by their terms survive the termination of such agreements, in each case, which shall remain in full force and effect after the Closing Date). Section 11.17. Confidentiality. The Administrative Agent and each Lender shall hold all Confidential Information in accordance with the customary procedures of the Administrative Agent or such Lender for handling confidential information of this nature, and in accordance with safe and sound banking practices. Notwithstanding the foregoing, the Administrative Agent or any Lender may in any event make disclosures of, and furnish copies of Confidential Information (a) to another agent under this Agreement or another Lender; (b) when reasonably required by any bona fide transferee or participant in connection with the contemplated transfer of any Loans or Commitment or participation therein (provided that each such prospective transferee or participant shall have an agreement for the benefit of the Borrower with such prospective transferor Lender or participant containing substantially similar provisions to those contained in this Section 11.17); (c) to the parent corporation or other affiliates of the Administrative Agent or such Lender, and to their respective auditors, accountants and attorneys; and (d) as required or requested by any Governmental Authority or representative thereof, or pursuant to legal process, provided, that, unless specifically prohibited by applicable law or court order, the Administrative Agent or such Lender, as applicable, shall notify the chief financial officer of the Borrower of any request by any Governmental Authority or representative thereof (other than any such request in connection with an examination of the financial condition of the Administrative Agent or such Lender by such Governmental Authority), and of any other request pursuant to legal process, for disclosure of any such non-public information prior to disclosure of such Confidential Information. In no event shall the Administrative Agent or any Lender be obligated or required to return any materials furnished by or on behalf of any Company. The Borrower hereby agrees that the failure of the Administrative Agent or any Lender to comply with the provisions of this Section 11.17 shall not relieve the Borrower of any of the obligations to the Administrative Agent and the Lenders under this Agreement and the other Loan Documents. Section 11.18. Limitations on Liability of the Issuing Lender. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letters of Credit. Neither the Issuing Lender nor any of its officers or directors shall be liable or responsible for (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Lender against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the account party on such Letter of Credit shall have a claim against the Issuing Lender, and the Issuing Lender shall be liable to such account party, to the extent of any direct, but not consequential, damages suffered by such account party that such account party proves were caused by (i) the Issuing Lender’s willful misconduct or gross negligence (as determined by a final judgment of a court of competent jurisdiction) in determining whether documents presented under a Letter of Credit comply with the terms of 108 such Letter of Credit, or (ii) the Issuing Lender’s willful failure to make lawful payment under any Letter of Credit after the presentation to it of documentation strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation. Section 11.19. General Limitation of Liability. No claim may be made by any Credit Party or any other Person against the Administrative Agent, the Issuing Lender, or any other Lender or the affiliates, directors, officers, employees, attorneys or agents of any of them for any damages other than actual compensatory damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any of the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Borrower, each Lender, the Administrative Agent and the Issuing Lender hereby, to the fullest extent permitted under applicable law, waive, release and agree not to sue or counterclaim upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in their favor and regardless of whether any Lender, Issuing Lender, or the Administrative Agent has been advised of the likelihood of such loss of damage. Section 11.20. No Duty. All attorneys, accountants, appraisers, consultants and other professional persons (including the firms or other entities on behalf of which any such Person may act) retained by the Administrative Agent or any Lender with respect to the transactions contemplated by the Loan Documents shall have the right to act exclusively in the interest of the Administrative Agent or such Lender, as the case may be, and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower, any other Companies, or any other Person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation. The Borrower agrees, on behalf of itself and its Subsidiaries, not to assert any claim or counterclaim against any such persons with regard to such matters, all such claims and counterclaims, now existing or hereafter arising, whether known or unknown, foreseen or unforeseeable, being hereby waived, released and forever discharged. Section 11.21. Legal Representation of Parties. The Loan Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement or any other Loan Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof. Section 11.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: 109

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority. Section 11.23. Governing Law; Submission to Jurisdiction. (a) Governing Law. This Agreement, each of the Notes and any other Related Writing shall be governed by and construed in accordance with the laws of the State of New York and the respective rights and obligations of the Borrower, the Administrative Agent, and the Lenders shall be governed by New York law. (b) Submission to Jurisdiction. The Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in New York County, New York, over any action or proceeding arising out of or relating to this Agreement, the Obligations or any other Related Writing, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Borrower, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. The Borrower agrees that a final, non- appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. [Remainder of page left intentionally blank] 4818-0620-4809.6 110

Doc ID: 68703abdbeb85594d14e90cfdcc8344d749628e9

SCHEDULE 1 REVOLVING REVOLVING TERM LOAN CREDIT CREDIT TERM LOAN MAXIMUM LENDERS COMMITMENT COMMITMENT COMMITMENT COMMITMENT AMOUNT AMOUNT PERCENTAGE AMOUNT PERCENTAGE KeyBank National Association 100% $25,000,000 100% $0 $25,000,000 100% $25,000,000 100% $0 Total Commitment Amount $25,000,000 S-1

SCHEDULE 2 GUARANTORS OF PAYMENT Broadband, LLC, a Delaware limited liability company Bandwidth.com CLEC, LLC, a Delaware limited liability company S-2

SCHEDULE 3 PLEDGED SECURITIES Jurisdiction Certificate Ownership Pledgor Name of of Subsidiary Number of Number Percentage Subsidiary Shares/ Membership Units Bandwidth Bandwidth.com DE N/A N/A 100% Inc. CLEC, LLC Bandwidth Broadband, DE N/A N/A 100% Inc. LLC Bandwidth IP Spectrum DE N/A N/A 100% Inc. Solutions, LLC S-3

BANDWIDTH.COM, INC. Schedule 5.8 Indebtedness The Indebtedness existing on the Closing Date, in addition to the other Indebtedness permitted to be incurred pursuant to Section 5.8: Obligee Description Red Hat, Inc. Letter of credit in the amount of $350,000 (cash secured pursuant to the Interim Indebtedness) in connection with sublease. State of Arizona Letter of credit in the amount of approximately $100,578 (cash secured pursuant to the Interim Indebtedness) in connection with provision of services in the State of Arizona. State of Tennessee Letter of credit in the amount of approximately $20,000 (cash secured pursuant to the Interim Indebtedness) in connection with provision of services in the State of Tennessee. T-Mobile USA, Inc. Letter of credit in the amount of $750,000 (cash secured pursuant to the Interim Indebtedness) in connection with purchase of telecommunications services; provided, however, will not be an obligation of the Borrower as of the Initial Funding Date. Brightpoint Distribution, LLC Letter of credit in the amount of $500,000 (cash secured pursuant to the Interim Indebtedness) in connection with purchase of telecommunications services; provided, however, will not be an obligation of the Borrower as of the Initial Funding Date. S-4

BANDWIDTH.COM, INC. Schedule 5.9 Liens None, except as otherwise permitted pursuant to Section 5.9. S-5

BANDWIDTH.COM, INC. Schedule 5.11 Additional Permitted Investments Permitted Investment Description Didify, LLC Equity interests representing 19.9% GroundFloor Finance, Inc. 20,797 shares of Series A Preferred Stock North American Portability Management, Membership interest with annual capital LLC contributions calculated to approximately equal the pro rata share of the entity’s operating budget S-6

BANDWIDTH INC. Schedule 6.1 Corporate Existence; Subsidiaries; Foreign Qualification Company Dormant Tax ID: Equityholder(s); State of Jurisdictions in Subsidiary Subsidiaries; and Formation or Which Qualified Chief Executive Incorporation or Authorized to Office and Conduct Business Principal Place of Business Bandwidth Inc. No 56- Equityholders: Delaware AK, AL, AR, AZ, (f/k/a 2242657 Various CA, CO, CT, DC, “Bandwidth.com, stockholders DE, FL, GA, HI, Inc.” IA, ID, IL, IN, KS, Subsidiaries: KY, LA, MA, MD, Bandwidth.com ME, MI, MN, MO, CLEC, LLC MS, MT, NC, ND, Broadband, LLC NE, NH, NJ, NM, IP Spectrum NV, NY, OH, OK, Solutions, LLC OR, PA, RI, SC, SD, TN, TX, UT, Chief Executive VA, VT, WA, WI, Office and WV, WY Principal Place of Business: 900 Main Campus Drive, Suite 100 Raleigh, NC 27606 Bandwidth.com No 20- Equityholders: Delaware AK, AL, AR, AZ, CLEC, LLC 8326570 Bandwidth Inc. CA, CO, CT, DC, (100%) DE, FL, GA, HI, IA, ID, IL, IN, KS, Subsidiaries: KY, LA, MA, MD, None ME, MI, MN, MO, MS, MT, NC, ND, Chief Executive NE, NH, NJ, NM, Office and NV, NY, OH, OK, Principal Place of OR, PA, RI, SC, Business: SD, TN, TX, UT, 900 Main Campus VA, VT, WA, WI, Drive, Suite 100 WV, WY Raleigh, NC 27606 Broadband, LLC No 45- Equityholders: Delaware AL, CA, CO, DC, 4579225 Bandwidth Inc. DE, FL, ID, IL, IN, (100%) KY, LA, MA, MD, ME, MI, MN, MO, Subsidiaries: MS, MT, NC, ND, None NE, NM, NV, NY,

BANDWIDTH INC. OH, OR, SD, TX, Chief Executive VA, WA, WI, WV Office and Principal Place of Business: 900 Main Campus Drive, Suite 100 Raleigh, NC 27606 IP Spectrum Yes 47- Equityholders: Delaware DE and NC Solutions, LLC 2967675 Bandwidth Inc. (100%) Subsidiaries: None Chief Executive Office and Principal Place of Business: 900 Main Campus Drive, Suite 100 Raleigh, NC 27606 UK Bandwidth No Equityholders: England and England and Wales Limited Bandwidth Inc. Wales (100%) Subsidiaries: None Chief Executive Office and Principal Place of Business: 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT NL Bandwidth No Equityholders: The The Netherlands B.V. Bandwidth Inc. Netherlands (100%) Subsidiaries: None Chief Executive Office and Principal Place of

BANDWIDTH INC. Business: Prins Bernhardplein 200, 1097 JB Amsterdam, The Netherlands

BANDWIDTH.COM, INC. Schedule 6.4 Litigation and Administrative Proceedings None. S-9

BANDWIDTH.COM, INC. Schedule 6.9 Locations Company Chief Executive Office Other Locations Bandwidth.com, Inc. 900 Main Campus Drive 1) 345 Courtland St., NE, Suite 500 Atlanta (Fulton County), Raleigh, NC 27606 GA 30308 Leased; Landlord’s Waiver Leased; Landlord’s Waiver required required 2) 5303 Departure Dr., Raleigh (Wake County), NC 27616 Leased; Landlord’s Waiver required 3) 60 Hudson St., New York (New York County), NY 10013 Leased; Landlord’s Waiver required 4) 600 W 7th St., Los Angeles (Los Angeles County), CA 90017 Leased; Landlord’s Waiver required 5) 2323 Bryan St., Dallas (Dallas County), TX 75201 Leased; Landlord’s Waiver required 6) 1860 Blake St., Denver (Denver County), CO 80202 Leased; Landlord’s Waiver not required 7) 39 Cascade Dr., S-10

BANDWIDTH.COM, INC. Rochester (Monroe County), NY 14614 Leased; Landlord’s Waiver not required Bandwidth.com CLEC, LLC 900 Main Campus Drive 1) 345 Courtland St., NE, Suite 500 Atlanta (Fulton County), Raleigh, NC 27606 GA 30308 Leased; Landlord’s Waiver Leased; Landlord’s Waiver required required 2) 5303 Departure Dr., Raleigh (Wake County), NC 27616 Leased; Landlord’s Waiver required 3) 60 Hudson St., New York (New York County), NY 10013 Leased; Landlord’s Waiver required 4) 600 W 7th St., Los Angeles (Los Angeles County), CA 90017 Leased; Landlord’s Waiver required 5) 2323 Bryan St., Dallas (Dallas County), TX 75201 Leased; Landlord’s Waiver required 6) 1860 Blake St., Denver (Denver County), CO 80202 Leased; Landlord’s Waiver S-11

BANDWIDTH.COM, INC. not required 7) 39 Cascade Dr., Rochester (Monroe County), NY 14614 Leased; Landlord’s Waiver not required Broadband, LLC 900 Main Campus Drive None Suite 500 Raleigh, NC 27606 Leased; Landlord’s Waiver required IP Spectrum Solutions, LLC 900 Main Campus Drive None Suite 500 Raleigh, NC 27606 Leased; Landlord’s Waiver required S-12

BANDWIDTH.COM, INC. Schedule 6.11 Employee Benefits Plans The ERISA Plans as of the Closing Date are: Bandwidth.com Group Medical Plan Bandwidth.com Group Dental Plan Bandwidth.com Group Life Plan Bandwidth.com Group Disability Plan Bandwidth.com Flexible Benefits Plan Bandwidth.com 401(k) Profit Sharing & Trust S-13

BANDWIDTH.COM, INC. Schedule 6.12 Consents or Approvals Jurisdiction Type of Filing Connecticut Notice Delaware Notice of Election Georgia Approval Hawaii Approval Indiana Verified Notice Maryland Approval Massachusetts Notice New Jersey Approval New York Approval Pennsylvania Abb. Sec. Certificate Rhode Island Notice Tennessee Notice of Election S-14

BANDWIDTH.COM, INC. Schedule 6.16 Material Agreements Clause Counterparty Agreement (a) Pacific Western Bank (as Loan and Security Agreement, dated September 25, successor to Square 1 2008, as amended Bank) Various Letters of Credit as described on Schedule 5.8 (b) Venture Center, LLC Office Lease, dated January 22, 2013, as amended Red Hat, Inc. Agreement of Sublease, dated May 31, 2012 Allied Telesis Capital Sublease, dated December 1, 2015 Corporation Blake Street Investments, Office Lease, dated March 1, 2016 LLC JSS Properties Rochester Lease Agreement, dated April 15, 2013 LLC Red Hat, Inc. Furniture (included with Agreement of Sublease, dated May 31, 2012) Cisco Systems Capital Various equipment leases with an aggregate book value Corporation of approximately $124,568.58 (c) Motorola Mobility, Inc. Wireless Products Supply Agreement, dated as of May 23, 2012 (and various purchase agreements and orders entered into in connection therewith)* Sprint Spectrum L.P. Private Label PCS Services Agreement, dated as of March 8, 2010, as amended* T-Mobile USA, Inc. Wholesale Supply Agreement, dated as of April 28, 2015, as amended* Various Bandwidth.com CLEC, LLC holds various licenses, intercarrier agreements and other similar arrangements in the ordinary course of business, some of which, if violated, breached, or terminated for any reason, would have or would be reasonably expected to have a Material Adverse Effect. S-15

BANDWIDTH.COM, INC.

	Avalara Inc. (formerly known as BillSoft, Inc.)	Master Services Agreement, dated July 26, 2012, which, if violated, breached, or terminated for any reason, would have or would be reasonably expected to have a Material Adverse Effect.
	NetSuite Inc.	NetSuite Subscription Services Agreement, dated as of April 30, 2013, which, if violated, breached, or terminated for any reason, would have or would be reasonably expected to have a Material Adverse Effect.
(d)	Bandwidth.com CLEC, LLC	Administrative and Telecommunications Services Agreement, dated as of August 26, 2011
	Broadband, LLC	Administrative Services Agreement, dated as of March 30, 2012
	Republic Wireless, Inc.	Various agreements anticipated to be entered into immediately prior to the Spin-Off
	Various	Investors' Rights Agreement, dated as of February 22, 2011, as amended
	Various	Right of First Refusal and Co-Sale Agreement, dated as of February 22, 2011, as amended
	Various	Voting Agreement, dated as of February 22, 2011, as amended
	Various	Buy-Sell Agreements, various dates
	David A. Morken	Employment Agreement, dated January 1, 2015
	David A. Morken	Incentive Stock Option Agreement, dated April 13, 2012
(e)	David A. Morken	Employment Agreement, dated January 1, 2015
	John C. Murdock	Employment Agreement, dated October 1, 2008
	W. Christopher Matton	Employment Agreement, dated May 3, 2010
	Gregory C. Rogers	Employment Agreement, dated September 13, 2010
	Steve Leonard	Offer Letter, dated as of September 17, 2010
	Mary Tuten	Offer Letter, dated as of February 17, 2011

S-16

BANDWIDTH.COM, INC. Carmichael Investment Consulting Agreement, dated as of February 22, 2011 Partners, LLC Jeffrey Hoffman Offer Letter, dated as of September 15, 2011 (f) None. None. (g) See (a) – (e) above. See (a) – (e) above. Blue Cross Blue Shield Administrative Services Agreement, dated March 1, of North Carolina 2013 Level3 Master Service Agreement, dated August 4, 2004, as amended Sonus Networks, Inc. Standard Purchase and License Terms, dated August 21, 2007, as amended * To be assigned to Republic Wireless, Inc. pursuant to the Spin-Off S-17

BANDWIDTH.COM, INC.

Schedule 6.17 Intellectual Property

Patents (excluding those to be transferred to Republic Wireless, Inc. pursuant to the Spin-Off):

ISSUED PATENTS									
1	911 Services (BBS)	BW.0000 (ACQUIRED)	IP-Based Call Answering Point Selection and Routing	Villis (DASH/VIXXI)		12/134,355	8,830,987	9/9/2014	NO
2	911 Services (BBS)	BW.0020	Dynamic Update of Address for VoIP 911	Stephens, Shugart, Breault	7/22/2014	14/337,601	9,042,309	5/26/2015	NO
3	911 Services (BBS)	BW.0020.CON	Dynamic Update of Address for VoIP 911	Stephens, Shugart, Breault	7/22/2014	14/698,914	9,179,255	11/3/215	NO
4	Ring.To Outbound Dialing (BBS)	BW.0025.B	Techniques for Telecommunications Contact Management on an End User Device	Jenkins, Roldan	5/18/2015	14/714,643	9,264,535	2/16/2016	NO
5	Text-to-911 (BBS)	BW.0043	Techniques to Process Text Messages for Communication to an Emergency Service Provider	Holthausen, Matton, Rogers	4/7/2016	15/093,156	9,432,829	8/30/2016	ELIGIBLE (04/07/2017)
6	ByteBoard (BBS)	BW.0035	Techniques for Sharing Image Data Remotely	Evans, Goslen	8/13/2015	14/825,200	9,438,858	9/6/2016	NO
7	Bandcast (BBS)	BW.0042	Techniques to Communicate Messages Utilizing a Common Telephone Number	Tolbert, Forrest	4/25/2016	15/137,518	9,445,244	9/13/2016	ELIGIBLE (04/25/2017)
PENDING U.S. APPLICATIONS									
1	911 Services	BW.0026	Location Information Validation Techniques	Reeder	7/16/2015	14/800,963	PENDING		NO
2	Text to 911	BW.0044	Techniques to Communicate a Text Message to an Emergency Service Provider	Roldan	5/25/2016	15/164,218	PENDING		ELIGIBLE (5/25/2017)
3	Network Mgmt.	BW.0030	Techniques for Troubleshooting IP Based Telecommunications Networks	Milko	6/17/2016	15/185,362	PENDING		ELIGIBLE (6/17/2017)

Trademarks (excluding those to be transferred to Republic Wireless, Inc. pursuant to the Spin-Off):

Reg. Number	Word Mark	Check Status
86212845		ALL YOU CAN COMMUNICATE
86629276	5018784	BW
86654656		THE WAY IT SHOULD BE
86625478		BW BANDWIDTH
86056412	4633802	BW
86056410	4633801	BW BANDWIDTH
85003465	3853995	
85390814	4224197	FREE YOUR VOICE
85390809	4224196	FIND YOUR VOICE
85378481	4332449	IN
85378407	4332447	IN
85110615	4053891	PHONEBOOTH MOBILE
85110607	3947639	PHONEBOOTH
85003513	3857068	$20 PHONEBOOTH ONDEMAND THE UNLIMITED, FULL-FEATURED PHONE SYSTEM IN THE CLOUD
85003503	3857067	$20 PHONEBOOTH ONDEMAND
85003489	3857066	PHONEBOOTH ONDEMAND
85003477	3857065	$0 PHONEBOOTH FREE NEVER PAY FOR YOUR FIRST PHONE SYSTEM
85003470	3857064	$0 PHONEBOOTH FREE

S-18

BANDWIDTH.COM, INC. Copyrights (excluding those to be transferred to Republic Wireless, Inc. pursuant to the Spin-Off): None, other than those that may be available pursuant to common law principles. Service Marks (Excluding those to be transferred to Republic Wireless, Inc. pursuant to the Spin-Off): None, except (1) any service marks that may be referenced above in “Trademarks”), and (2) those that may be available pursuant to common law principles. License Agreements (excluding those to be transferred to Republic Wireless, Inc. pursuant to the Spin-Off): None, other than those routinely licensed (1) to the Companies in the ordinary course of business pursuant to customary license agreements, subscription agreements and other similar agreements on a non-exclusive basis, and (2) by the Borrower in the ordinary course of business in connection with the usual and customary use of the Borrower’s services on a non-exclusive basis. S-19

BANDWIDTH.COM, INC. Schedule 6.18 Insurance See attached. S-20

INSURANCE SUMMARY Prepared For: Bandwidth.com, Inc. (ATL) Date Prepared: 10/20/2016 Venture Center III 900 Main Campus Arthur J. Gallagher Risk Management Drive, Suite 500 Services, Inc. Raleigh, NC 27606 1040 Crown Pointe Parkway Suite 700 Atlanta, GA 30338 Page 1 of 15 Schedule of Locations Location Address # 1 345 Courtland St Ne , Atlanta, GA 30308 2 5303 Departure Dr. , Raleigh, NC 27616 3 60 Hudson St. , New York, NY 10013 4 600 W 7th St. , Los Angeles, CA 90017 5 2323 Bryan St. , Dallas, TX 75201 9 900 Main Campus Dr., Ste 500 Venture Center III, Raleigh, NC 27606 10 2000 Midway Lane , Smyrna, TN 37167 12 39 Cascade Dr. , Rochester, NY 14614 13 1860 Blake Street, Denver, CO 80202 IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY Prepared For: Bandwidth.com, Inc. (ATL) Date Prepared: 10/20/2016 Venture Center III 900 Main Campus Arthur J. Gallagher Risk Management Drive, Suite 500 Services, Inc. Raleigh, NC 27606 1040 Crown Pointe Parkway Suite 700 Atlanta, GA 30338 Page 2 of 15 Coverage EFFECTIVE EXPIRATION COMPANY POLICY PREMIUM DATE DATE NUMBER Commercial Package 2/16/2016 2/16/2017 Federal Insurance 35951605 $98,704.00 Company COMMERCIAL PROPERTY Locations: 1,2,4,5,9,10,12 Subject of Insurance Limit Deductible Cause Coinsurance Valuation of Loss % $17,247,500 2,500 Special R Blanket Business Personal (Includi Property ng Locations: theft) Location: 9 – 900 Main Campus Drive, Suite 400, Raleigh, NC 27606 Business Income - Loss of $100,000 24 Hours Special Utilities (Includi ng theft) Locations: 1,2,4,5,9,10 Business Income with Extra $18,525,000 24 Hours Special Expense (Includi ng theft) IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY Prepared For: Bandwidth.com, Inc. (ATL) Date Prepared: 10/20/2016 Venture Center III 900 Main Campus Arthur J. Gallagher Risk Management Drive, Suite 500 Services, Inc. Raleigh, NC 27606 1040 Crown Pointe Parkway Suite 700 Atlanta, GA 30338 Page 3 of 15 Location Number: #3 - 60 Hudson Street, New York, NY 10013 Subject of Insurance Limit Deductible Cause Coinsuran Valuation of Loss ce % Personal Property $3,618,779 2,500 Special R (Including theft) Business Income with Extra $3,200,000 24 Special Expense Hours (Including theft) Business Income - Loss of $100,000 24 Special Utilities Hours (Including theft) Location Number: 9 – 900 Main Campus Drive, Suite 400, Raleigh, NC 27606 Subject of Insurance Limit Deductible Cause of Waiting Period Valuation Loss Loss of Utilities $100,000 24 Hours Special 24 Hours IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY Prepared For: Bandwidth.com, Inc. (ATL) Date Prepared: 10/20/2016 Venture Center III 900 Main Campus Arthur J. Gallagher Risk Management Drive, Suite 500 Services, Inc. Raleigh, NC 27606 1040 Crown Pointe Parkway Suite 700 Atlanta, GA 30338 Page 4 of 15 Location Number: #13 – 1860 Blake Street, Denver, CO 80202 Subject of Insurance Limit Deductible Cause of Coinsuran Valuation Loss ce % Personal Property $486,898 10,000 Special R (Including theft) Business Income with $500,000 24 Hours Special Extra Expense (Including theft) Locations: 1, 2, 3, 4, 5, 9, 10, 12, 13 Subject of Insurance Limit Deductible Cause of Loss Waiting Period Valuation Flood $1,000,000 25,000 Flood 24 Hours IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY

Date Prepared: 10/20/2016

Prepared For:

Bandwidth.com, Inc. (ATL)

Venture Center III 900 Main Campus Drive, Suite 500
Raleigh, NC 27606

Page 5 of 15

Arthur J. Gallagher & Co.

Arthur J. Gallagher Risk Management Services, Inc.
1040 Crown Pointe Parkway Suite 700
Atlanta, GA 30338

Locations: 1, 2, 3, 5, 9, 10, 12, 13

Subject of Insurance	Limit	Deductible	Cause of Loss	Waiting Period	Valuation
Earthquake	$1,000,000	25,000	Earthquake	24 Hours	

Location # 4 - 600 W 7th St, Los Angeles, CA 90017

Subject of Insurance	Limit	Deductible	Cause of Loss	Waiting Period	Valuation
Earthquake	$1,000,000	25,000	Earthquake	24 Hours	

Valuation Key: R =Replacement Cost / L = Actual Loss Sustained / C = Actual Cash Value / V = Agreed Value

IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY Prepared For: Bandwidth.com, Inc. (ATL) Date Prepared: 10/20/2016 Venture Center III 900 Main Campus Arthur J. Gallagher Risk Management Drive, Suite 500 Services, Inc. Raleigh, NC 27606 1040 Crown Pointe Parkway Suite 700 Atlanta, GA 30338 Page 6 of 15 Coverage EFFECTIVE EXPIRATION COMPANY POLICY PREMIUM DATE DATE NUMBER Commercial Package 2/16/2016 2/16/2017 Federal Insurance 35951605 Included Company COMMERCIAL GENERAL LIABILITY General Aggregate $2,000,000 Products/Completed Operations Aggregate $2,000,000 Each Occurrence $1,000,000 Personal and Advertising Injury $1,000,000 Damage to Rented Premises Limit $1,000,000 Medical Expense Limit $10,000 (Any one person) Coverage is written on a(n) Occurrence basis. IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY Prepared For: Bandwidth.com, Inc. (ATL) Date Prepared: 10/20/2016 Venture Center III 900 Main Campus Arthur J. Gallagher Risk Management Drive, Suite 500 Services, Inc. Raleigh, NC 27606 1040 Crown Pointe Parkway Suite 700 Atlanta, GA 30338 Page 7 of 15 EMPLOYEE BENEFITS ERRORS OR OMISSIONS Aggregate Limit $1,000,000 Each Claim Limit $1,000,000 Deductible - Each Claim Each $25,000 Retroactive Date August 29, 2011 INFORMATION AND NETWORK TECHNOLOGY BLENDED LIABILITY Description Limit Deductible Privacy Remediation Expenses $1,000,000 $100,000 Product or Service Financial Injury and Technology – $2,000,000 $75,000 Related Injury Aggregate Retroactive Date February 16,2005 Coverage is written on a Claims Made basis. IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY Prepared For: Bandwidth.com, Inc. (ATL) Date Prepared: 10/20/2016 Venture Center III 900 Main Campus Arthur J. Gallagher Risk Management Drive, Suite 500 Services, Inc. Raleigh, NC 27606 1040 Crown Pointe Parkway Suite 700 Atlanta, GA 30338 Page 8 of 15 Additional Coverages 0 0 Stop Gap-Bodily Injury By Disease-Each Employee $1,000,000 Limit – Washington 0 0 Stop Gap-Bodily Injury By Accident-Each Accident $1,000,000 Limit - Ohio 0 0 Stop Gap-Aggregate (WA and OH) $1,000,000 IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY Prepared For: Bandwidth.com, Inc. (ATL) Date Prepared: 10/20/2016 Arthur J. Gallagher Risk Management Venture Center III 900 Main Services, Inc. Campus Drive, Suite 500 1040 Crown Pointe Parkway Suite 700 Raleigh, NC 27606 Atlanta, GA 30338 Page 9 of 15 Coverage EFFECTIVE EXPIRATION COMPANY POLICY PREMIUM DATE DATE NUMBER Automobile 2/16/2016 2/16/2017 Great Northern 73573859 $3,487.00 Insurance Company BUSINESS AUTOMOBILE $1,000,000 Liability Limit $1,000,000 Uninsured Motorist $1,000,000 Underinsured Motorist Personal Injury Protection Additional PIP $5,000 Auto Medical Payment $1,000 Comprehensive Deductible $1,000 Collision Deductible Automobile Schedule 2006 Chevrolet Colorado #1GCCS148068150410 IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY Prepared For: Bandwidth.com, Inc. (ATL) Date Prepared: 10/20/2016 Arthur J. Gallagher Risk Management Venture Center III 900 Main Services, Inc. Campus Drive, Suite 500 1040 Crown Pointe Parkway Suite 700 Raleigh, NC 27606 Atlanta, GA 30338 Page 10 of 15 Coverage Effective Expiration Company Policy Premium Date Date Number Workers Comp 2/16/2016 2/16/2017 Chubb Indemnity 71744962 $66,092.00 Insurance Company WORKERS COMPENSATION COVERAGE - STATUTORY EMPLOYERS LIABILITY COVERAGE $1,000,000 Each Accident – Bodily Injury by Accident $1,000,000 Policy Limit – Bodily Injury by Disease $1,000,000 Each Employee – Bodily Injury by Disease Additional Named Insureds: Broadband , LLC Bandwidth.com CLEC, LLC IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY Prepared For: Bandwidth.com, Inc. (ATL) Date Prepared: 10/20/2016 Arthur J. Gallagher Risk Management Venture Center III 900 Main Services, Inc. Campus Drive, Suite 500 1040 Crown Pointe Parkway Suite 700 Raleigh, NC 27606 Atlanta, GA 30338 Page 11 of 15 Coverage EFFECTIVE EXPIRATION COMPANY POLICY PREMIUM DATE DATE NUMBER Umbrella 2/16/2016 2/16/2017 Federal Insurance 79878607 $12,112.00 Company COMMERCIAL UMBRELLA $10,000,000 Excess Coverage Other Aggregate Limit (as applicable) $10,000,000 Umbrella Coverages Aggregate Limit $10,000,000 Products Completed Operations Aggregate Limit $10,000,000 Advertising Injury and Personal Injury Aggregate Limit $10,000,000 Each Occurrence Limit IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY Prepared For: Bandwidth.com, Inc. (ATL) Date Prepared: 10/20/2016 Arthur J. Gallagher Risk Management Venture Center III 900 Main Services, Inc. Campus Drive, Suite 500 1040 Crown Pointe Parkway Suite 700 Raleigh, NC 27606 Atlanta, GA 30338 Page 12 of 15 Coverage EFFECTIVE DATE EXPIRATION DATE COMPANY POLICY NUMBER PREMIUM Executive 2/16/2016 2/16/2017 Westchester DON G25101182 003 $42,560.00 Package Fire Insurance Company DIRECTORS & OFFICERS AND COMPANY 1. Limit of Liability a. $3,000,000 aggregate for all Loss, subject to 1b and 1c immediately below, b. $500,000 additional aggregate for all Loss under Insuring Clause A1, subject to 1c immediately below, c. $3,500,000 maximum aggregate for this Coverage Section. 2. Retention: $0 each Claim under Insuring Clause 1 $50,000 each Claim under Insuring Clause 2 $50,000 each Claim under Insuring Clause 3 IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY Prepared For: Bandwidth.com, Inc. (ATL) Date Prepared: 10/20/2016 Arthur J. Gallagher Risk Management Venture Center III 900 Main Services, Inc. Campus Drive, Suite 500 1040 Crown Pointe Parkway Suite 700 Raleigh, NC 27606 Atlanta, GA 30338 Page 13 of 15 Coverage EFFECTIVE DATE EXPIRATION DATE COMPANY POLICY NUMBER PREMIUM Executive 2/16/2016 2/16/2017 Westchester DON G25101182 003 Included Package Fire Insurance Company FIDUCIARY 1 Limit of $1,000,000 maximum aggregate for this . Liability Coverage Section 2 Retention: $0 each Claim 3 Continuity 11/27/2007 . Date: IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY

Date Prepared: 10/20/2016

Prepared For:

Bandwidth.com, Inc. (ATL)

Venture Center III 900 Main Campus Drive, Suite 500
Raleigh, NC 27606

Arthur J. Gallagher & Co.

Arthur J. Gallagher Risk Management Services, Inc.
1040 Crown Pointe Parkway Suite 700
Atlanta, GA 30338

Page 14 of 15

Coverage	Effective Date	Expiration Date	Company	Policy Number	Premium
Executive Package	2/16/2016	2/16/2017	Westchester Fire Insurance Company	DON G25101182 003	Included

CRIME

Insurance Agreements	Limit Of Insurance Per Occurrence	Deductible Amount Per
1a. Employee Theft	$1,000,000	$35,000
b. Employee Benefit Plan	$1,000,000	$0
c. Client Property	$1,000,000	$35,000
2. Forgery Or Alteration	$1,000,000	$35,000
3. Inside The Premises Theft Of Money And Securities	$1,000,000	$35,000
4. Inside The Premises – Robbery Or Safe Burglary Of Other Property	$1,000,000	$35,000
5. Outside The Premises	$1,000,000	$35,000
6. Computer Fraud	$1,000,000	$35,000
7. Funds Transfer Fraud	$1,000,000	$35,000
8. Money Orders And Counterfeit Money	$1,000,000	$35,000

IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

INSURANCE SUMMARY

Date Prepared: 10/20/2016

Prepared For:

Bandwidth.com, Inc. (ATL)

Venture Center III 900 Main Campus Drive, Suite 500
Raleigh, NC 27606

Page 15 of 15

Arthur J. Gallagher & Co.

Arthur J. Gallagher Risk Management Services, Inc.
1040 Crown Pointe Parkway Suite 700
Atlanta, GA 30338

Coverage	Effective Date	Expiration Date	Company	Policy Number	Premium
Side A DIC Directors and Officers Liability Insurance	2/16/2016	2/15/2017	QBE Ins.Co. (UK) Limited	B1262F10764516	$5,000.00

Insurance Agreements	Limit of Liability in the aggregate
Side A DIC D & O	$1,000,000

Coverage	Effective Date	Expiration Date	Company	Policy Number	Premium
Employed Lawyers Liability	8/29/2016	8/29/2017	Federal Insurance Company	8241-2204	$6,637.00

Coverage	Maximum Aggregate Limit of Liability	Retentions
Employed Lawyers Liability	$1,000,000	Insuring Claus3(A)- $6
		Insuring Clause (B) - $5,000

IMPORTANT: This summary is only an outline of the insurance policy arranged through this office. It does not include all of the terms, coverages, exclusions, limitations, and conditions in the actual insurance contract. You must read the policy itself for those details. If in reading the policy you have any questions, please contact this office.

BANDWIDTH.COM, INC.

Schedule 6.19 Deposit Accounts and Securities Accounts

Entity	Bank Name	Acct#	Account Type	Type	Telephone	Address
Bandwidth.com, Inc.	Square One	2003630	Business Checking STD	Cash	919-314-3040	406 Blackwell Street, Suite 240, Durham, NC 27701
Bandwidth.com, Inc.	Square One	2044605	Business Checking STD	Cash	919-314-3040	406 Blackwell Street, Suite 240, Durham, NC 27701
Bandwidth.com CLEC LLC	Square One	2004180	Portfolio Checking I	Cash	919-314-3040	406 Blackwell Street, Suite 240, Durham, NC 27701
Broadband LLC	Square One	2086798	Business Checking STD	Cash	919-314-3040	406 Blackwell Street, Suite 240, Durham, NC 27701
Bandwidth.com, Inc.	Square One	2204836	Business Checking STD	Cash	919-314-3040	406 Blackwell Street, Suite 240, Durham, NC 27701
IP Spectrum Solutions LLC	Square One	2219771	Business Checking STD	Cash	919-314-3040	406 Blackwell Street, Suite 240, Durham, NC 27701
Broadband LLC	Square One	2088755	Money Market Collateralize	ACH Facility Security for Collateral	919-314-3040	406 Blackwell Street, Suite 240, Durham, NC 27701
Bandwidth.com, Inc.	Square One	2005676	Money Market Collateralize	ACH Facility Security for Collateral	919-314-3040	406 Blackwell Street, Suite 240, Durham, NC 27701
Bandwidth.com, Inc.	Square One	2006039	Money Market Collateralize	Letter of Credit for State of AZ	919-314-3040	406 Blackwell Street, Suite 240, Durham, NC 27701
Bandwidth.com, Inc.	Square One	2006633	Money Market Collateralize	Credit Card Security for Collateral	919-314-3040	406 Blackwell Street, Suite 240, Durham, NC 27701
Bandwidth.com, Inc.	Square One	2093596	Money Market Collateralize	Letter of Credit for State of TN	919-314-3040	406 Blackwell Street, Suite 240, Durham, NC 27701
Bandwidth.com, Inc.	Square One	2098643	Money Market Collateralize	Letter of Credit for Rent Collateral	919-314-3040	406 Blackwell Street, Suite 240, Durham, NC 27701
Bandwidth.com, Inc.	Fidelity (excluded pursuant to Section 5.21(c))	Plan 20295	Retirement Savings	401k Forfeitures	1-800-294-4015	100 Salem Street, Smithfield, RI 02917
Bandwidth.com, Inc.	UBS (excluded pursuant to Section 5.21(c))	EA 05467	UBS Bank Account	Cash	919-967-2451	317 W. Barbee Chapel Hill Road, Chapel Hill, NC 27517

S-21

BANDWIDTH.COM, INC. Schedule 7.4 Pledged Notes Maker Note, Date and Principal Amount Chad Sattler Promissory Note, dated as of December 28, 2015, in the aggregate principal amount of $31,700.00 Kristin Oliver Promissory Note, dated as of June 24, 2016, in the aggregate principal amount of $6,400.00 Brandon Trollip Promissory Note, dated as of June 27, 2016, in the aggregate principal amount of $32,200.00 Brian Randall Promissory Note, dated as of June 28, 2016, in the aggregate principal amount of $32,200.00 Larry Lamont Morris Promissory Note, dated as of June 29, 2016, in the aggregate principal amount of $1,288.00 Kade Ross Promissory Note, dated as of June 30, 2016, in the aggregate principal amount of $64,400.00 S-22

BANDWIDTH.COM, INC. Schedule 7.5 Commercial Tort Claims None. S-23

EXHIBIT A FORM OF REVOLVING CREDIT NOTE $___________ ________, 20__ FOR VALUE RECEIVED, the undersigned, BANDWIDTH INC., a Delaware corporation (the “Borrower”), promises to pay, on the last day of the Commitment Period, as defined in the Credit Agreement (as hereinafter defined), to the order of _________ (“Lender”) at the main office of KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, as hereinafter defined, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of _______________________________ AND 00/100 ..................................................... DOLLARS or the aggregate unpaid principal amount of all Revolving Loans, as defined in the Credit Agreement, made by Lender to the Borrower pursuant to Section 2.2(a) of the Credit Agreement, whichever is less, in lawful money of the United States. As used herein, “Credit Agreement” means the Credit and Security Agreement dated November 4, 2016, as amended and restated as of March 1, 2019, among the Borrower, the Lenders, as defined therein, and KeyBank National Association, as the administrative agent for the Lenders (the “Administrative Agent”), as the same may from time to time be amended, restated or otherwise modified. Each capitalized term used herein that is defined in the Credit Agreement and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. The Borrower also promises to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum that shall be determined in accordance with the provisions of Section 2.4(a) of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.4(a); provided that interest on any principal portion that is not paid when due shall be payable on demand. The portions of the principal sum hereof from time to time representing Base Rate Loans and Eurodollar Loans, interest owing thereon and payments of principal and interest of any thereof, shall be shown on the records of Lender by such method as Lender may generally employ; provided that failure to make any such entry shall in no way detract from the obligations of the Borrower under this Note or the Credit Agreement. If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, pursuant to the terms of the Credit Agreement, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. E-1

This Note is one of the Revolving Credit Notes referred to in the Credit Agreement and is entitled to the benefits thereof. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued. Except as expressly provided in the Credit Agreement, the Borrower expressly waives presentment, demand, protest and notice of any kind. This Note shall be governed by and construed in accordance with the laws of the State of New York. JURY TRIAL WAIVER. THE BORROWER, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS NOTE OR ANY OTHER NOTE OR INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. BANDWIDTH INC. By: Name: Title: E-2

EXHIBIT B FORM OF SWING LINE NOTE $1,000,000 _____ ___, 20__ FOR VALUE RECEIVED, the undersigned, BANDWIDTH INC., a Delaware corporation (the “Borrower”), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION (the “Swing Line Lender”) at the main office of KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, as hereinafter defined, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of _______________________________ AND 00/100 ..................................................... DOLLARS or the aggregate unpaid principal amount of all Swing Loans, as defined in the Credit Agreement (as hereinafter defined), made by the Swing Line Lender to the Borrower pursuant to Section 2.2(c) of the Credit Agreement, whichever is less, in lawful money of the United States on the earlier of the last day of the applicable Commitment Period, as defined in the Credit Agreement, or, with respect to each Swing Loan, the Swing Loan Maturity Date applicable thereto As used herein, “Credit Agreement” means the Credit and Security Agreement dated November 4, 2016, as amended and restated as of March 1, 2019, among the Borrower, the Lenders, as defined therein, and KeyBank National Association, as the administrative agent for the Lenders (the “Administrative Agent”), as the same may from time to time be amended, restated or otherwise modified. Each capitalized term used herein that is defined in the Credit Agreement and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. The Borrower also promises to pay interest on the unpaid principal amount of each Swing Loan from time to time outstanding, from the date of such Swing Loan until the payment in full thereof, at the rates per annum that shall be determined in accordance with the provisions of Section 2.4(b) of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.4(b); provided that interest on any principal portion that is not paid when due shall be payable on demand. The principal sum hereof from time to time, and the payments of principal and interest thereon, shall be shown on the records of the Swing Line Lender by such method as the Swing Line Lender may generally employ; provided that failure to make any such entry shall in no way detract from the obligations of the Borrower under this Note or the Credit Agreement. If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, pursuant to the terms of the Credit Agreement, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. E-3

This Note is the Swing Line Note referred to in the Credit Agreement and is entitled to the benefits thereof. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued. Except as expressly provided in the Credit Agreement, the Borrower expressly waives presentment, demand, protest and notice of any kind. This Note shall be governed by and construed in accordance with the laws of the State of New York. JURY TRIAL WAIVER. THE BORROWER, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS NOTE OR ANY OTHER NOTE OR INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. BANDWIDTH INC. By: Name: Title: E-4

EXHIBIT C FORM OF TERM NOTE $____________ ________ ___, 20__ FOR VALUE RECEIVED, the undersigned, BANDWIDTH INC., a Delaware corporation (the “Borrower”), promises to pay to the order of _________ (“Lender”) at the main office of KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, as hereinafter defined, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of _______________________________ AND 00/100 ..................................................... DOLLARS in lawful money of the United States in consecutive principal payments as set forth in the Credit Agreement (as hereinafter defined). As used herein, “Credit Agreement” means the Credit and Security Agreement dated November 4, 2016, as amended and restated as of March 1, 2019, among the Borrower, the Lenders, as defined therein, and KeyBank National Association, as the administrative agent for the Lenders (the “Administrative Agent”), as the same may from time to time be amended, restated or otherwise modified. Each capitalized term used herein that is defined in the Credit Agreement and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. The Borrower also promises to pay interest on the unpaid principal amount of the Term Loan from time to time outstanding, from the date of the Term Loan until the payment in full thereof, at the rates per annum that shall be determined in accordance with the provisions of Section 2.4(c) of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.4(c); provided that interest on any principal portion that is not paid when due shall be payable on demand. The portions of the principal sum hereof from time to time representing Base Rate Loans and Eurodollar Loans, interest owing thereon, and payments of principal and interest of any thereof, shall be shown on the records of Lender by such method as Lender may generally employ; provided that failure to make any such entry shall in no way detract from the obligations of the Borrower under this Note or the Credit Agreement. If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, pursuant to the terms of the Credit Agreement, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. E-5

This Note is one of the Term Notes referred to in the Credit Agreement and is entitled to the benefits thereof. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued. Except as expressly provided in the Credit Agreement, the Borrower expressly waives presentment, demand, protest and notice of any kind. This Note shall be governed by and construed in accordance with the laws of the State of New York. JURY TRIAL WAIVER. THE BORROWER, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS NOTE OR ANY OTHER NOTE OR INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. BANDWIDTH INC. By: Name: Title: E-6

EXHIBIT D FORM OF NOTICE OF LOAN _______________________, 20____ KeyBank National Association, as the Administrative Agent 127 Public Square Cleveland, Ohio 44114 Attention: Institutional Bank Ladies and Gentlemen: The undersigned, BANDWIDTH INC., a Delaware corporation, (the “Borrower”), refers to the Credit and Security Agreement dated November 4, 2016, as amended and restated as of March 1, 2019, (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among the undersigned, the Lenders, as defined in the Credit Agreement, and KEYBANK NATIONAL ASSOCIATION, as the administrative agent for the Lenders (the “Administrative Agent”), and hereby gives you notice, pursuant to Section 2.6 of the Credit Agreement that the Borrower hereby requests [a Loan (the “Proposed Loan”)][an interest change with respect to a portion of a Term Loan (the “Term Loan Interest Change”)], and in connection therewith sets forth below the information relating to the [Proposed Loan][Term Loan Interest Change] as required by Section 2.6 of the Credit Agreement: (a) The Business Day of the [Proposed Loan][Term Loan Interest Change] is __________, 20__. (b) The amount of the [Proposed Loan][Term Loan Interest Change] is $_______________. (c) The [Proposed Loan is to be][Term Loan Interest Change is for]: a Revolving Loan ____ / the Term Loan ___. (Check one.) (d) The [Proposed Loan][Term Loan Interest Change] is to be a Base Rate Loan ____ / Eurodollar Loan ___ / Swing Loan_____. (Check one.) (e) If the [Proposed Loan][Term Loan Interest Change] is a Eurodollar Loan, the Interest Period requested is one month ___, two months ___, three months ___, six months ____. (Check one.) The undersigned hereby certifies on behalf of the Borrower that the following statements are true on the date hereof, and will be true on the date of the [Proposed Loan][Term Loan Interest Change]: (i) the representations and warranties contained in each Loan Document are true and correct in all material respects as if made on and as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, before and after giving E-7 effect to the [Proposed Loan][Term Loan Interest Change] and the application of the proceeds therefrom, as though made on and as of such date; (ii) no event has occurred and is continuing, or would result from such [Proposed Loan][Term Loan Interest Change], or the application of proceeds therefrom, that constitutes a Default or Event of Default; and (iii) the conditions set forth in Section 2.6 and Article IV of the Credit Agreement have been satisfied. BANDWIDTH INC. By: Name: Title: E-8

EXHIBIT E FORM OF COMPLIANCE CERTIFICATE For Fiscal Quarter ended ____________________ THE UNDERSIGNED HEREBY CERTIFIES THAT: (1) I am the duly appointed [Chief Executive Officer] [President] or [Chief Financial Officer] of BANDWIDTH INC., a Delaware corporation (the “Borrower”); (2) I am familiar with the terms of that certain Credit and Security Agreement dated November 4, 2016, as amended and restated as of March 1, 2019, among the Borrower, the lenders party thereto (together with their respective successors and permitted assigns, collectively, the “Lenders”), as defined in the Credit Agreement, and KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”, the terms defined therein being used herein as therein defined), and the terms of the other Loan Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements; (3) The review described in paragraph (2) above did not disclose, and I have no knowledge of, the existence of any condition or event that constitutes or constituted a Default or Event of Default, at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate; (4) The representations and warranties made by the Borrower contained in each Loan Document are true and correct in all material respects as though made on and as of the date hereof (except for those representations and warranties that relate to a specific date); and (5) Set forth on Attachment I hereto are calculations of the financial covenants set forth in Section 5.7 of the Credit Agreement, which calculations show compliance with the terms thereof. IN WITNESS WHEREOF, I have signed this certificate the ___ day of _________, 20___. BANDWIDTH INC. By: Name: Title: E-9

EXHIBIT F FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT This Assignment and Acceptance Agreement (this “Assignment Agreement”) between ______________________ (the “Assignor”) and ______________________ (the “Assignee”) is dated as of __________ ___, 20___. The parties hereto agree as follows: 1. Preliminary Statement. Assignor is a party to a Credit and Security Agreement dated November 4, 2016, as amended and restated as of March 1, 2019 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”), among Bandwidth Inc., a Delaware corporation (the “Borrower”), the lenders party thereto (together with their respective successors and assigns, collectively, the “Lenders” and, individually, each a “Lender”), and KEYBANK NATIONAL ASSOCIATION, as the administrative agent for the Lenders (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement. 2. Assignment and Assumption. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, an interest in and to Assignor’s rights and obligations under the Credit Agreement, effective as of the Assignment Effective Date (as hereinafter defined), equal to the percentage interest specified on Annex 1 hereto (hereinafter, the “Assigned Percentage”) of Assignor’s right, title and interest in and to (a) the Commitment, (b) any Loan made by Assignor that is outstanding on the Assignment Effective Date, (c) Assignor’s interest in any Letter of Credit outstanding on the Assignment Effective Date, (d) any Note delivered to Assignor pursuant to the Credit Agreement, and (e) the Credit Agreement and the other Related Writings. After giving effect to such sale and assignment and on and after the Assignment Effective Date, Assignee shall be deemed to have one or more Applicable Commitment Percentages under the Credit Agreement equal to the Applicable Commitment Percentages set forth in subparts II.A and II.B on Annex 1 hereto and an Assigned Amount as set forth on subparts I.A and I.B of Annex 1 hereto (hereinafter, the “Assigned Amount”). 3. Assignment Effective Date. The Assignment Effective Date (the “Assignment Effective Date”) shall be [__________ __, ____] (or such other date agreed to by the Administrative Agent). On or prior to the Assignment Effective Date, Assignor shall satisfy the following conditions: (a) receipt by the Administrative Agent of this Assignment Agreement, including Annex 1 hereto, properly executed by Assignor and Assignee and accepted and consented to by the Administrative Agent and, if necessary pursuant to the provisions of Section 11.10(b) of the Credit Agreement, by the Borrower; (b) receipt by the Administrative Agent from Assignor of a fee of Three Thousand Five Hundred Dollars ($3,500), if required by Section 11.10(d) of the Credit Agreement; (c) receipt by the Administrative Agent from Assignee of an administrative questionnaire, or other similar document, which shall include (i) the address for notices under the E-10

Credit Agreement, (ii) the address of its Lending Office, (iii) wire transfer instructions for delivery of funds by the Administrative Agent, and (iv) such other information as the Administrative Agent shall request; and (d) receipt by the Administrative Agent from Assignor or Assignee of any other information required pursuant to Section 11.10 of the Credit Agreement or otherwise necessary to complete the transaction contemplated hereby. 4. Payment Obligations. In consideration for the sale and assignment of Loans hereunder, Assignee shall pay to Assignor, on the Assignment Effective Date, the amount agreed to by Assignee and Assignor. Any interest, fees and other payments accrued prior to the Assignment Effective Date with respect to the Assigned Amount shall be for the account of Assignor. Any interest, fees and other payments accrued on and after the Assignment Effective Date with respect to the Assigned Amount shall be for the account of Assignee. Each of Assignor and Assignee agrees that it will hold in trust for the other party any interest, fees or other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and to pay the other party any such amounts which it may receive promptly upon receipt thereof. 5. Credit Determination; Limitations on Assignor’s Liability. Assignee represents and warrants to Assignor, the Borrower, the Administrative Agent and the Lenders (a) that it is capable of making and has made and shall continue to make its own credit determinations and analysis based upon such information as Assignee deemed sufficient to enter into the transaction contemplated hereby and not based on any statements or representations by Assignor; (b) Assignee confirms that it meets the requirements to be an assignee as set forth in Section 11.10 of the Credit Agreement; (c) Assignee confirms that it is able to fund the Loans and the Letters of Credit as required by the Credit Agreement; (d) Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Related Writings are required to be performed by it as a Lender thereunder; and (e) Assignee represents that it has reviewed each of the Loan Documents and by its signature to this Assignment Agreement, agrees to be bound by and subject to the terms and conditions of the Loan Documents as if it were an original party thereto. It is understood and agreed that the assignment and assumption hereunder are made without recourse to Assignor and that Assignor makes no representation or warranty of any kind to Assignee and shall not be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of the Credit Agreement or any other Related Writings, (ii) any representation, warranty or statement made in or in connection with the Credit Agreement or any of the other Related Writings, (iii) the financial condition or creditworthiness of the Borrower or any Guarantor of Payment, (iv) the performance of or compliance with any of the terms or provisions of the Credit Agreement or any of the other Related Writings, (v) the inspection of any of the property, books or records of the Borrower, or (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or Letters of Credit. Neither Assignor nor any of its officers, directors, employees, agents or attorneys shall be liable for any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans, the Letters of Credit, the Credit Agreement or the other Related Writings, except for its or their own gross negligence or willful misconduct. Assignee appoints the E-11

Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof. 6. Indemnity. Assignee agrees to indemnify and hold harmless Assignor against any and all losses, cost and expenses (including, without limitation, attorneys’ fees) and liabilities incurred by Assignor in connection with or arising in any manner from Assignee’s performance or non-performance of obligations assumed under this Assignment Agreement. 7. Subsequent Assignments. After the Assignment Effective Date, Assignee shall have the right, pursuant to Section 11.10 of the Credit Agreement, to assign the rights which are assigned to Assignee hereunder, provided that (a) any such subsequent assignment does not violate any of the terms and conditions of the Credit Agreement, any of the other Related Writings, or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Credit Agreement or any of the other Related Writings has been obtained, (b) the assignee under such assignment from Assignee shall agree to assume all of Assignee’s obligations hereunder in a manner satisfactory to Assignor, and (c) Assignee is not thereby released from any of its obligations to Assignor hereunder. 8. Reductions of Aggregate Amount of Commitments. If any reduction in the Total Commitment Amount occurs between the date of this Assignment Agreement and the Assignment Effective Date, the percentage of the Total Commitment Amount assigned to Assignee shall remain the percentage specified in Section 1 hereof and the dollar amount of the Commitment of Assignee shall be recalculated based on the reduced Total Commitment Amount. 9. Acceptance of Administrative Agent; Notice by Assignor. This Assignment Agreement is conditioned upon the acceptance and consent of the Administrative Agent and, if necessary pursuant to Section 11.10 of the Credit Agreement, upon the acceptance and consent of the Borrower; provided that the execution of this Assignment Agreement by the Administrative Agent and, if necessary, by the Borrower is evidence of such acceptance and consent. 10. Entire Agreement. This Assignment Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof. 11. Governing Law. This Assignment Agreement shall be governed by the laws of the State of New York. 12. Notices. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth under each party’s name on the signature pages hereof. 13. Counterparts. This Assignment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each E-12 of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. [Remainder of page intentionally left blank.] E-13

JURY TRIAL WAIVER. EACH OF THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE ADMINISTRATIVE AGENT, ANY OF THE LENDERS, AND THE BORROWER, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS ASSIGNMENT AGREEMENT OR ANY NOTE OR OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED HERETO. IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written. [NAME OF THE ASSIGNOR] Address: Attn: By: Phone: Name: Fax: Title: [NAME OF THE ASSIGNEE] Address: Attn: By: Phone: Name: Fax: Title: Accepted and Consented to this ___ day Accepted and Consented to this ___ day of ___, 20__: of _______, 20__: KEYBANK NATIONAL ASSOCIATION BANDWIDTH INC. as the Administrative Agent By: By: Name: Name: Title: Title: E-14

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE AGREEMENT On and after the Assignment Effective Date, after giving effect to all other assignments being made by Assignor on the Assignment Effective Date, the Commitment of Assignee, and, if this is less than an assignment of all of Assignor’s interest, Assignor, shall be as follows: I. INTEREST BEING ASSIGNED TO ASSIGNEE A. Revolving Credit Commitment Applicable Commitment Percentage of Revolving Credit Commitment __________% Assigned Amount $__________ B. Term Loan Commitment Applicable Commitment Percentage of Term Loan Commitment __________% Assigned Amount $__________ II. ASSIGNEE’S COMMITMENT (as of the Assignment Effective Date) A. Revolving Credit Commitment Applicable Commitment Percentage of Revolving Credit Commitment __________% Assigned Amount $__________ B. Term Loan Commitment Applicable Commitment Percentage of Term Loan Commitment __________% Assigned Amount $__________ III. ASSIGNOR’S COMMITMENT (as of the Assignment Effective Date) A. Revolving Credit Commitment Applicable Commitment Percentage of Revolving Credit Commitment __________% Assigned Amount $__________ B. Term Loan Commitment Applicable Commitment Percentage of Term Loan Commitment __________% Assigned Amount $__________ E-15

EXHIBIT G-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to that certain Credit and Security Agreement dated November 4, 2016, as amended and restated as of March 1, 2019 (the “Credit Agreement”), among Bandwidth Inc., a Delaware corporation (the “Borrower”), the Lenders, as defined therein, and KeyBank National Association, as the administrative agent for the Lenders (the “Administrative Agent”). Pursuant to the provisions of Section 3.2 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent (10%) shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (ii) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ] E-16

EXHIBIT G-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to that certain Credit and Security Agreement dated November 4, 2016, as amended and restated as of March 1, 2019 (the “Credit Agreement”), among Bandwidth Inc., a Delaware corporation (the “Borrower”), the Lenders, as defined therein, and KeyBank National Association, as the administrative agent for the Lenders (the “Administrative Agent”). Pursuant to the provisions of Section 3.2 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent (10%) shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ] E-17

EXHIBIT G-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to that certain Credit and Security Agreement dated November 4, 2016, as amended and restated as of March 1, 2019 (the “Credit Agreement”), among Bandwidth Inc., a Delaware corporation (the “Borrower”), the Lenders, as defined therein, and KeyBank National Association, as the administrative agent for the Lenders (the “Administrative Agent”). Pursuant to the provisions of Section 3.2 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent (10%) shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (A) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (B) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ] E-18

EXHIBIT G-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to that certain Credit and Security Agreement dated November 4, 2016, as amended and restated as of March 1, 2019 (the “Credit Agreement”), among Bandwidth Inc., a Delaware corporation (the “Borrower”), the Lenders, as defined therein, and KeyBank National Association, as the administrative agent for the Lenders (the “Administrative Agent”). Pursuant to the provisions of Section 3.2 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (c) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent (10%) shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (A) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (B) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ] E-19